EXHIBIT 99.1

TOM E. ROESSER                      3241-0
KATHERINE G. LEONARD                5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii  96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California  90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                  CASE NO.  03-00817
                                       (Chapter 11)
HAWAIIAN AIRLINES, INC., a
Hawaii corporation,

                  Debtor.
-------------------------------------


                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                   OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

     Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

     The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L. R. 2015-7.

     DATED: Honolulu, Hawaii, November 20, 2003.

                                            /s/ Tom E. Roesser
                                            ----------------------------------
                                            CARLSMITH BALL LLP
                                            TOM E. ROESSER
                                            KATHERINE G. LEONARD

                                            HENNIGAN, BENNETT & DORMAN LLP
                                            BRUCE BENNETT
                                            SIDNEY P. LEVINSON
                                            JOSHUA D. MORSE
                                            JOHN L. JONES, II

                                            Counsel for JOSHUA GOTBAUM,
                                            CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                            AIRLINES, INC.

                            HAWAIIAN AIRLINES, INC.





                                 OCTOBER 2003




                            STATEMENT OF OPERATIONS








                                                                    11/20/2003




                                                                         HAWAIIAN AIRLINES, INC.
                                                              Condensed Statement of Operations (Unaudited)

(Actual amounts in thousands)                                 ONE MONTH ENDED                 TEN MONTHS ENDED
                                                                October 31,                      October 31,
                                                                -----------                      -----------
                                                                   2003                             2003
                                                                   ----                             ----
Operating Revenues:
  Passenger.....................................                               $50,706                       $512,948
  Charter.......................................                                 1,062                         21,188
  Cargo.........................................                                 2,628                         23,255
  Other.........................................                                 2,833                         20,803
                                                     -----------------------------------------------------------------
    Total.......................................                                57,229                        578,194
                                                     -----------------------------------------------------------------

Operating Expenses:
  Wages and benefits............................                                19,325                        178,301
  Aircraft fuel, including taxes and oil........                                 7,678                         79,897
  Maintenance materials and repairs.............                                 3,852                         40,524
  Aircraft rent.................................                                12,577                         93,117
  Other rental and landing fees.................                                 2,170                         20,924
  Sales commissions.............................                                   347                          3,600
  Depreciation and amortization.................                                   582                          5,978
  Special credit (Emergency                                                          -                       (17,497)
    Wartime Act)................................
                                                     -----------------------------------------------------------------
  Other.........................................                                 8,676                        113,484
                                                     -----------------------------------------------------------------
    Total.......................................                                55,207                        518,328
                                                     -----------------------------------------------------------------

                                                     -----------------------------------------------------------------
Operating Income................................                                 2,022                         59,866
                                                     -----------------------------------------------------------------

Nonoperating Income (Expenses):
  Reorganization items, net.....................                              (97,414)                      (107,749)
  Interest and amortization of debt
    expense.....................................                                  (24)                          (371)
  Interest income...............................                                     -                            234
  Gain (loss) on disposition of equipment.......                                   (1)                           (28)
                                                     -----------------------------------------------------------------
  Other, net....................................                                   264                            581
                                                     -----------------------------------------------------------------
    Total.......................................                              (97,175)                      (107,333)
                                                     -----------------------------------------------------------------

Loss Before Taxes...............................                              (95,153)                       (47,467)

Income Taxes:
                                                     -----------------------------------------------------------------
  Income Tax expense............................                                     -                              -
                                                     -----------------------------------------------------------------

Net Loss........................................                             $(95,153)                      $(47,467)
                                                     =================================================================



                                         HAWAIIAN AIRLINES, INC.
                                   Condensed Balance Sheet (Unaudited)

(Actual amounts in thousands)                                   October 31,                      October 31,
                                                                -----------                      -----------
                                                                   2003                             2003
                                                                   ----                             ----
ASSETS
Current Assets:
  Cash and cash equivalents.....................                               $86,429                        $71,907
  Restricted cash...............................                                63,973                         23,202
  Accounts receivable...........................                                36,821                         28,093
  Inventories...................................                                 7,483                          4,408
  Prepaid expenses and other....................                                28,958                         14,104
    Total current assets........................                               223,664                        141,714
                                                     -----------------------------------------------------------------

Noncurrent Assets:
  Property and equipment, less                                                  46,058                         45,685
    accumulated depreciation....................
  Reorganization value in excess                                                28,320                         28,320
    of identifiable assets......................
  Other assets..................................                                33,263                         41,277
    Total noncurrent assets                                                    107,641                        115,282
                                                     -----------------------------------------------------------------

      Total Assets..............................                              $331,305                       $256,996
                                                     =================================================================


LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt.............                                    $-                         $2,153
  Current capital lease obligation..............                                     -                          1,096
  Accounts payable..............................                                48,975                         79,682
  Accrued liabilities...........................                                44,082                         61,780
  Air traffic liability.........................                               121,700                        109,974
                                                     -----------------------------------------------------------------
    Total current liabilities...................                               214,757                        254,685
                                                     -----------------------------------------------------------------

Noncurrent Liabilities:.........................
  Long-term debt................................                                     -                            883
  Noncurrent capital lease obligation...........                                     -                          2,358
  Other liabilities and deferred credits........                               147,455                        140,850
                                                     -----------------------------------------------------------------
    Total noncurrent liabilities................                               147,455                        144,091
                                                     -----------------------------------------------------------------

    Total Liabilities...........................                               362,212                        398,776
                                                     -----------------------------------------------------------------

Liabilities Subject to Compromise...............                               160,085                              -
                                                     -----------------------------------------------------------------

Shareholders' Deficit:
  Common and special preferred stock............                                   285                            284
  Capital in excess of par value................                                60,077                         59,935
  Notes receivable from optionholders...........                               (1,560)                        (1,560)
  Minimum pension liability adjustment..........                              (96,063)                       (96,063)

  Unrealized gain/(loss) on                                                          -                          1,889
    hedge instruments...........................
  Accumulated deficit...........................                             (153,731)                      (106,265)
                                                     -----------------------------------------------------------------
    Shareholders' Deficit.......................                             (190,992)                      (141,780)
                                                     -----------------------------------------------------------------

    Total Liabilities and                                                     $331,305                       $256,996
        Shareholders' Deficit...................
                                                     =================================================================



                                         HAWAIIAN AIRLINES, INC.
                                   Condensed Balance Sheet (Unaudited)

Actual amounts in thousands)
                                                                          ONE MONTH                 TEN MONTHS
                                                                            ENDED                      ENDED
                                                                         OCTOBER 31,                OCTOBER 31,
                                                                            2003                       2003
                                                                     -----------------------      --------------------
Cash Flows From Operating Activities:
   Net Loss...............................................                         $(95,153)                $(47,467)
   Adjustments to reconcile net income to net cash used in
   operating activities:
     Depreciation.........................................                               535                    5,505
     Amortization.........................................                                47                      473
     Net periodic post-retirement                                                        214                    2,140
        benefit cost......................................
     Loss on disposition of property and equipment........                                 1                       28
     Increase in restricted cash..........................                           (6,540)                 (40,771)
     Decrease (increase) in accounts receivable...........                               538                  (8,728)
     Decrease (increase) in inventory.....................                             4,790                  (3,075)
     Increase in prepaid expenses                                                    (1,232)                 (16,742)
        and other.........................................
     Increase in accounts payable.........................                             5,133                   16,802
     Increase in air traffic liability....................                             2,780                   11,726
     Increase (decrease) in accrued                                                     (63)                    2,185
        liabilities.......................................
     Other, net...........................................                           193,260                  208,876
                                                                     -----------------------      --------------------
         Net cash provided by operating activities........                           104,310                  130,952
                                                                     -----------------------      --------------------

     Reorganization Items, Net............................                          (97,414)                (107,748)
                                                                     -----------------------      --------------------

Cash Flows From Investing Activities:.....................
     Purchases of property and equipment..................                           (2,234)                  (6,391)
     Net proceeds from disposition of property and equipment                               -                       12

         Net cash used in investing activities............                           (2,234)                  (6,379)
                                                                     -----------------------      --------------------

Cash Flows From Financing Activities:
     Repayment of debt....................................                               (3)                  (1,502)
     Principal payments under capital                                                   (93)                    (801)
---------------------------------------------------------------
     lease obligation.....................................

                                                                     -----------------------      --------------------
         Net cash used in financing activities............                              (96)                  (2,303)
                                                                     -----------------------      --------------------

         Net increase in cash and cash equivalents........                             4,566                   14,522
                                                                     -----------------------      --------------------

     Cash and Cash Equivalents - Beginning                                            81,863                   71,907
                                                                     -----------------------      --------------------
     of Period............................................







     Cash and Cash Equivalents - End of Period............                           $86,429                  $86,429

                                                                     =======================      ====================


                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)


(Unaudited)

                                                                 October
                                                                  2003
                                                                  ----

SCHEDULED TOTAL

         PAX                                                           462,246
         RPMS                                                      480,802,402
         ASMS                                                      566,221,931
         LF                                                              84.9%

CHARTER
         PAX                                                             4,328
         RPMS                                                        9,877,589
         ASMS                                                       13,099,042
         LF                                                              75.4%

SYSTEM TOTAL (SCHEDULED AND CHARTER)

         REV PAX                                                       466,574
         RPMS (000)                                                    490,680
         ASMS (000)                                                    579,321
         CARGO/MAIL TON MI                                           6,458,084
         LOAD FACTOR (%)                                                 84.7%




HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
           CATEGORY               G/L ACCT               ACCOUNT TYPE                 TOTAL DUE        CURRENT      OVER 30 DAYS
---------------------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT              12720001     04   FEDERAL GOVERNMENT         (1)       364,062.91       10,792.05     135,381.97
                                 12740001     01   COMMERCIAL                 (2)     4,163,383.30    3,745,693.92     404,862.92
                                 12740005          FREIGHT COLLECTS                      42,105.64      (8,926.87)      10,120.89
                                 12740007          UATP RECEIVABLE                      378,755.79      381,466.65     (2,699.70)
                                 12740008     05   STATE GOVERNMENT           (3)       208,995.82      169,349.17       6,993.80
                                 12740009     49   AGENCY ACCOUNTS*           (4)    10,341,719.31    2,447,748.22     521,279.17
                                 12740010     10   HAWAIIAN MILES                     1,362,622.80    1,165,501.51     144,997.63
                                 12740013          AGENCY AREA SETTLEMENT     (5)     4,000,917.85    4,000,917.85           0.00
                                 12740015     02   HAL CREDIT CARDS           (6)         3,856.20           54.76          46.67
                                 12740026     26   CREDIT CARD COMPANIES*     (7)     5,714,980.52    5,714,980.52         (0.00)
                                                                                    ---------------------------------------------
                                                                                     26,581,400.14   17,627,577.78   1,220,983.35
                                                                                    =============================================

INTERLINE                                                                     (8)     6,141,992.87    4,968,622.96   1,173,369.91
                                                                                    =============================================

MAIL                                                                          (9)       180,604.76      143,025.08      37,579.68
                                                                                    =============================================

GROUND & IN-FLIGHT SERVICES                                                  (10)     1,094,506.67      177,496.96           0.00
                                                                                    =============================================

OTHER A/R                                                                    (11)     2,226,904.71    2,103,784.47      28,703.21
                                                                                    =============================================

OTHER ASSETS                                                                 (12)     2,335,839.14    1,235,718.45     318,512.06
                                                                                    =============================================

                                 A/R SUBTOTAL                                        38,561,248.29   26,256,225.70   2,779,148.21
                                                                                    =============================================

                                 LESS:  RESERVE                                     (1,739,965.91)            0.00           0.00
                                                                                    ---------------------------------------------

                                 TOTAL ACCOUNTS RECEIVABLES                          36,821,282.38   26,256,225.70   2,779,148.21
                                                                                    =============================================

                                 PERCENTAGES                                                  100%         71.310%         7.550%
                                                                                    =============================================

[TABLE CONTINUED]


HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------
           CATEGORY               G/L ACCT               ACCOUNT TYPE                 OVER 60 DAYS    OVER 90 DAYS
--------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT              12720001     04   FEDERAL GOVERNMENT         (1)        217,996.90        (108.01)
                                 12740001     01   COMMERCIAL                 (2)         10,353.24        2,473.22
                                 12740005          FREIGHT COLLECTS                        6,012.13       34,899.49
                                 12740007          UATP RECEIVABLE                          (11.16)            0.00
                                 12740008     05   STATE GOVERNMENT           (3)          9,874.52       22,778.33
                                 12740009     49   AGENCY ACCOUNTS*           (4)        496,310.42    6,876,381.50
                                 12740010     10   HAWAIIAN MILES                         35,154.62       16,969.04
                                 12740013          AGENCY AREA SETTLEMENT     (5)              0.00            0.00
                                 12740015     02   HAL CREDIT CARDS           (6)             43.99        3,710.78
                                 12740026     26   CREDIT CARD COMPANIES*     (7)              0.00            0.00
                                                                                    --------------------------------
                                                                                         775,734.66    6,957,104.35
                                                                                    ================================

INTERLINE                                                                     (8)              0.00            0.00
                                                                                    ================================

MAIL                                                                          (9)              0.00            0.00
                                                                                    ================================

GROUND & IN-FLIGHT SERVICES                                                  (10)          5,458.75      911,550.96
                                                                                    ================================

OTHER A/R                                                                    (11)         14,359.20       80,057.83
                                                                                    ================================

OTHER ASSETS                                                                 (12)        547,351.20      234,257.43
                                                                                    ================================

                                 A/R SUBTOTAL                                          1,342,903.81    8,182,970.57
                                                                                    ================================

                                 LESS:  RESERVE                                                0.00  (1,739,965.91)
                                                                                    --------------------------------

                                 TOTAL ACCOUNTS RECEIVABLES                            1,342.903.81    6,443,004.66
                                                                                    ================================

                                 PERCENTAGES                                                 3.650%         17.500%
                                                                                    ================================


                                             PAGE NO. 1 of 2





HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING OCTOBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
      CATEGORY       G/L ACCT    ACCOUNT TYPE      TOTAL       CURRENT        OVER 30      OVER 60      OVER 90
                                                    DUE                         DAYS         DAYS         DAYS
-----------------------------------------------------------------------------------------------------------------------



NOTES:
(1) MILITARY ACCOUNTS INCLUDING CRAF CHARTER (2) CORPORATE AND FREIGHT ACCOUNTS
(3) STATE OF HAWAII
(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT
TO AREA SETTLEMENT (5) ARC AND BSP
(6) SALES ON COMPANY CREDIT CARD
(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $49.2 MILLION
IN CREDIT CARD HOLDBCKS AS OF OCTOBER 31, 2003 (8) PRIMARILY ACTIVITY FOR IATA AND ACH (9) MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES (11) PRIMARILY CLEARING, DEPOSITS RECEIVED
FOR GROUP TRAVEL, AND BSP ACCOUNTS (12) MISCELLANEOUS RECEIVABLES

* SEE DETAIL PROVIDED


                                             PAGE NO. 2 OF 2




HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
OCTOBER 31, 2003



      CUSTOMER ID                NAME OF CUSTOMER ACCOUNT              BALANCES          CURRENT          30 DAYS

       490000005         CONTINENTAL AIRLINES - AWARDS                    143,500.00               -                 -
       490002601         PANDA TRAVEL-HOT TRIPS                           965,196.57               -                 -
       490002602         PANDA TRAVEL-VOUCHER SALES                     3,208,509.36               -                 -
       490002603         PANDA ASSOCIATE TRAVEL- II E-TICKET            1,127,009.52      228,669.00        110,971.00
       490002605         PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS       2,508,791.28      313,527.42        226,010.49
       490002651         VACATIONS HAWAII                                 237,307.25               -                 -
       490003913         PERILLO/JOE FUSCO                                 47,219.00       47,219.00                 -
       490005649         TAUCK TOURS                                       34,944.52       35,096.00                 -
       490005690         ALOHA 7 - E-TICKETS                               16,236.05       14,219.70          2,016.35
       490009407         ALOHA 7 TRAVEL                                     1,260.00               -                 -
       490009408         JALPAK                                           133,654.30      133,654.30                 -
       490009431         DISCOVERY ALOHA INC                               31,290.05               -                 -
       490009695         HAWAIIAN ARRANGEMENT                             167,903.17      127,292.00         40,611.17
       490009950         SUN ISLANDS HAWAII                                23,362.50               -                 -
       490712906         JTB HAWAII INC                                   235,652.11      235,652.11                 -
       490724740         THE TOUR SHOP                                    465,489.00      338,860.00        126,629.00
       490809336         PLEASANT HAWAIIAN HOLIDAY                        528,855.36      528,855.36                 -
                                                                  -----------------------------------------------------
                         SUB TOTALS                                     9,876,180.04    2,003,044.89        506,238.01

                         OTHER AGENCIES                                   465,539.27      444,703.33         15,041.16

                                                                  -----------------------------------------------------
TOTAL AGENCY RECEIVABLES                                               10,341,719.31    2,447,748.22        521,279.17
                                                                  =====================================================


[TABLE CONTINUED]



HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
OCTOBER 31, 2003



      CUSTOMER ID                NAME OF CUSTOMER ACCOUNT                  60 DAYS               90+ DAYS

       490000005         CONTINENTAL AIRLINES - AWARDS                                    -         143,500.00
       490002601         PANDA TRAVEL-HOT TRIPS                                           -         965,196.57
       490002602         PANDA TRAVEL-VOUCHER SALES                                       -       3,208,509.36
       490002603         PANDA ASSOCIATE TRAVEL- II E-TICKET                     205,875.00         581,494.52
       490002605         PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                289,601.42       1,679,651.95
       490002651         VACATIONS HAWAII                                                 -         237,307.25
       490003913         PERILLO/JOE FUSCO                                                -                  -
       490005649         TAUCK TOURS                                                      -           (151.48)
       490005690         ALOHA 7 - E-TICKETS                                              -                  -
       490009407         ALOHA 7 TRAVEL                                                   -           1,260.00
       490009408         JALPAK                                                           -           2,520.00
       490009431         DISCOVERY ALOHA INC                                              -          31,290.05
       490009695         HAWAIIAN ARRANGEMENT                                             -                  -
       490009950         SUN ISLANDS HAWAII                                               -          23,362.50
       490712906         JTB HAWAII INC                                                   -                  -
       490724740         THE TOUR SHOP                                                    -                  -
       490809336         PLEASANT HAWAIIAN HOLIDAY                                        -                  -
                                                                  ---------------------------------------------
                         SUB TOTALS                                              495,476.42       6,873,940.72

                         OTHER AGENCIES                                              834.00           2,440.78

                                                                  ---------------------------------------------
TOTAL AGENCY RECEIVABLES                                                         496,310.42       6,876,381.50
                                                                  =============================================




HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
OCTOBER 31, 2003



        CUSTOMER ID                NAME OF CUSTOMER ACCOUNT               BALANCES            CURRENT            30 DAYS

         260996149          BSP CANADA VISA CARD                               54,397.55          54,397.55             -

         260996173          BSP CANADA MASTERCARD                              14,186.23          14,186.23

         260996211          DINERS CLUB                                       173,552.30         173,552.30

         260996238          AMERICAN EXPRESS                                2,699,734.62       2,699,734.62

         260996246          JCB CREDIT CARD                                       604.38             604.38

         260996254          NOVUS/DISCOVER CARD                               133,480.69         133,480.69

         260996262          US BANK                                         2,639,024.75       2,639,024.75
                                                                    --------------------------------------------------------

TOTAL CREDIT CARDS ACCOUNTS                                                 5,714,980.52       5,714,980.52             -
                                                                    ========================================================

[TABLE CONTINUED]


HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
OCTOBER 31, 2003



        CUSTOMER ID                NAME OF CUSTOMER ACCOUNT               60 DAYS           90+ DAYS

         260996149          BSP CANADA VISA CARD                                  -                  -

         260996173          BSP CANADA MASTERCARD

         260996211          DINERS CLUB

         260996238          AMERICAN EXPRESS

         260996246          JCB CREDIT CARD

         260996254          NOVUS/DISCOVER CARD

         260996262          US BANK
                                                                    -----------------------------------------

TOTAL CREDIT CARDS ACCOUNTS                                                       -                  -
                                                                    =========================================



Note: Balances above are net of any required holdback.




Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
October 31, 2003

Business Unit      Description          Total           0-29               30-59          60-89             90+

CLMS            Claims                  8,877.08       8,877.08
EMP             Employee(1)            10,001.00           -                   -              -          10,001.00
HWN             Trade Payables         73,029.86     944,321.60          152,697.02    (254,278.22)    (769,710.54)
PR              Payroll Vendors        79,544.71      79,544.71                -              -               -
RFND            Refund                      -              -                   -              -               -
REV             Revenue               134,293.94          (4.42)               -              -         134,298.36
                                      ----------   ------------          ----------    -----------     -----------
                                      305,746.59   1,032,738.97          152,697.02    (254,278.22)    (625,411.18)
                                      ----------   ------------          ----------    -----------     -----------

(1) Detail available upon request.




                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                                                                         Nber of
                Vendor Name                       Vendor ID               Invcs                   Total             0-29
-------------------------------------------    -------------           ----------          -------------      ------------
ANDERSON MARY ANN                                 0000008245                1                    60.00             60.00
CAMPBELL WALTER                                   0000008246                1                    35.00             35.00
CAMPBELL WALTER                                   0000008247                1                    50.00             50.00
FRIEDMAN ANN                                      0000008235                1                    25.00             25.00
FRIEDMAN ANDREW                                   0000008248                1                   145.95            145.95
GIMA ELAINE                                       0000008236                1                    34.98             34.98
GOEKE GUENTER                                     0000008234                1                    13.96             13.96
HOFMANN NICO                                      0000008233                1                   634.90            634.90
KIM STERLING                                      0000008249                1                   279.50            279.50
KLEIN DEBBIE                                      0000008250                1                    20.00             20.00
MERCER MARLOW                                     0000008237                1                 1,114.82          1,114.82
ROHERTY PATRICK                                   0000008238                1                   108.97            108.97
SQUIRES DEBBIE & FRANK                            0000008240                1                 1,501.16          1,501.16
STRICKLAND BETTY                                  0000008239                1                 2,000.00          2,000.00
TINITALI RASATI                                   0000008241                1                 1,135.72          1,135.72
TURNER ROBERT                                     0000008242                1                 1,014.60          1,014.60
WONG DORIS                                        0000008251                1                    51.03             51.03
WOODS PETER                                       0000008243                1                   526.49            526.49
YAMRY SCHONDA                                     0000008244                1                   125.00            125.00
                        Business Unit Total                                19                 8,877.08          8,877.08


[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM



                Vendor Name                       Vendor ID               30-59             60-89              90+
-------------------------------------------    -------------           ----------       -------------      ------------
ANDERSON MARY ANN                                 0000008245              0.00              0.00              0.00
CAMPBELL WALTER                                   0000008246              0.00              0.00              0.00
CAMPBELL WALTER                                   0000008247              0.00              0.00              0.00
FRIEDMAN ANN                                      0000008235              0.00              0.00              0.00
FRIEDMAN ANDREW                                   0000008248              0.00              0.00              0.00
GIMA ELAINE                                       0000008236              0.00              0.00              0.00
GOEKE GUENTER                                     0000008234              0.00              0.00              0.00
HOFMANN NICO                                      0000008233              0.00              0.00              0.00
KIM STERLING                                      0000008249              0.00              0.00              0.00
KLEIN DEBBIE                                      0000008250              0.00              0.00              0.00
MERCER MARLOW                                     0000008237              0.00              0.00              0.00
ROHERTY PATRICK                                   0000008238              0.00              0.00              0.00
SQUIRES DEBBIE & FRANK                            0000008240              0.00              0.00              0.00
STRICKLAND BETTY                                  0000008239              0.00              0.00              0.00
TINITALI RASATI                                   0000008241              0.00              0.00              0.00
TURNER ROBERT                                     0000008242              0.00              0.00              0.00
WONG DORIS                                        0000008251              0.00              0.00              0.00
WOODS PETER                                       0000008243              0.00              0.00              0.00
YAMRY SCHONDA                                     0000008244              0.00              0.00              0.00
                        Business Unit Total                               0.00              0.00              0.00




                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                 Nber of
                        Vendor Name                              Vendor ID         Invcs             Total        0-29
-------------------------------------------                    -------------    ----------   -------------   ------------
A AND P CLEANERS                                                 0000000169          7            637.09          637.09
A E PETSCHE CO INC                                               0000007855          2          3,402.00        3,402.00
AAXICO SALES INC                                                 0000000099          2           1119.00        1,119.00
ABCO INTERNATIONAL                                               0000001039          2            840.00          840.00
ACCESS MOBILITY SYSTEMS                                          0000007420          1            451.94          451.94
ACCUFLEET INTERNATIONAL INC                                      0000001040          3          3,786.30        3,786.30
AERO CONTROLS INC                                                0000002441          1            187.50          187.50
ATPA PROPER71ES LUC                                              0000003109          1          3,263.89        3,263.89
AIR TRAN AIRWAYS INC                                             0000006144          2          1,908.75        1,908.7S
AIRBORNE NACELLE SERVICES INC                                    0000007466          1          7,410.00        7,410.00
AIRCO                                                            00OW07392           1            665.20          665.20
AIRCRAFT SERVICE INTERNATIONAL INC                               0000000286          1          4,039.85        4,039.85
AIRCRAFT TOOL & MAINTENANCE EQUIPMENT                            0000007221          1            707.78          707.78
AIRLINES REPRESENTATIVE EUROPE                                   0000007780         is              0.00            0.00
AIRPORT GROUP INTERNATIONAL INC                                  0000001078         27        -15,434.91      -30,909.09
ALAMO RENT A CAR                                                 0000002380          1            824.02          824.02
ALEXIS PARK RESORT AND SPA                                       0000003085          1         29,920.50       29,920.50
ALLIANCE COATINGS INC                                            0000007600          1             52.42           52.42
ALLIED AVIATION SERVICES INC                                     0000006936          2          1,799.26        1,799.26
ALORA RADIATOR SHOP                                              0000002092          2            408.56          408.56
ALOHA TAP & DIE INC                                              0000000232          3            419.99          419.99
AMERICAN CATING & MFG CORP                                       0000000147          1            360.00          360.00
AMERICAN JET INDUSTRIES                                          0000006837          1          4,300.00        4,300.00
AMERICAN PACIFIC ENTERPRISES                                     0000003092          1             62.00           62.00
AMERICAN RESTAURANT SUPPLY OF HAWAII                             0000001103          2          1,316.99        1,316.99
AMERICAN SAMOA GOVERNMENT                                        0000001132         10         34,308.00       34,308.00
AMERICAN SAMOA POWER AUTHORITY                                   0000001104          3          1,125.27        1,125.27
AMERICAN SOCIETY OF COMPOSERS                                    0000002436          1          1,023.87            0.00
AMERICAN TIRE CO                                                 0000000142          2            997.16          997.16
APPLIED GRAPHICS INC                                             0000004998          5            327.08          327.08
ARTEX AIRCRAFT SUPPLIES INC                                      0000007618          2              0.00            0.00
AV OX INC                                                        0000000130          2             30.00            0.00

[TABLE CONTINUED]



                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                        Vendor Name                              Vendor ID            30-59             60-89              90+
-------------------------------------------                    -------------       ----------       -------------      ------------
A AND P CLEANERS                                                 0000000169              0.00             0.00              0.00
A E PETSCHE CO INC                                               0000007855              0.00             0.00              0.00
AAXICO SALES INC                                                 0000000099              0.00             0.00              0.00
ABCO INTERNATIONAL                                               0000001039              0.00             0.00              0.00
ACCESS MOBILITY SYSTEMS                                          0000007420              0.00             0.00              0.00
ACCUFLEET INTERNATIONAL INC                                      0000001040              0.00             0.00              0.00
AERO CONTROLS INC                                                0000002441              0.00             0.00              0.00
ATPA PROPER71ES LUC                                              0000003109              0.00             0.00              0.00
AIR TRAN AIRWAYS INC                                             0000006144              0.00             0.00              0.00
AIRBORNE NACELLE SERVICES INC                                    0000007466              0.00             0.00              0.00
AIRCO                                                            00OW07392               0.00             0.00              0.00
AIRCRAFT SERVICE INTERNATIONAL INC                               0000000286              0.00             0.00              0.00
AIRCRAFT TOOL & MAINTENANCE EQUIPMENT                            0000007221              0.00             0.00              0.00
AIRLINES REPRESENTATIVE EUROPE                                   0000007780              0.00             0.00              0.00
AIRPORT GROUP INTERNATIONAL INC                                  0000001078         16,168.47        14,723.74        -15,418.03
ALAMO RENT A CAR                                                 0000002380              0.00             0.00              0.00
ALEXIS PARK RESORT AND SPA                                       0000003085              0.00             0.00              0.00
ALLIANCE COATINGS INC                                            0000007600              0.00             0.00              0.00
ALLIED AVIATION SERVICES INC                                     0000006936              0.00             0.00              0.00
ALORA RADIATOR SHOP                                              0000002092              0.00             0.00              0.00
ALOHA TAP & DIE INC                                              0000000232              0.00             0.00              0.00
AMERICAN CATING & MFG CORP                                       0000000147              0.00             0.00              0.00
AMERICAN JET INDUSTRIES                                          0000006837              0.00             0.00              0.00
AMERICAN PACIFIC ENTERPRISES                                     0000003092              0.00             0.00              0.00
AMERICAN RESTAURANT SUPPLY OF HAWAII                             0000001103              0.00             0.00              0.00
AMERICAN SAMOA GOVERNMENT                                        0000001132              0.00             0.00              0.00
AMERICAN SAMOA POWER AUTHORITY                                   0000001104              0.00             0.00              0.00
AMERICAN SOCIETY OF COMPOSERS                                    0000002436         -1,023.87             0.00              0.00
AMERICAN TIRE CO                                                 0000000142              0.00             0.00              0.00
APPLIED GRAPHICS INC                                             0000004998              0.00             0.00              0.00
ARTEX AIRCRAFT SUPPLIES INC                                      0000007618              0.00             0.00              0.00
AV OX INC                                                        0000000130              0.00            30.00              0.00


--------------------------------------------------------------------------------------------------------------------------------
                                                              Hawaiian Airlines, Inc.                           Page No. 2
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM
--------------------------------------------------------------------------------------------------------------------------------

                                                                          I N V OI C E  A M O U N T S

                                                    Nbr of
 Vendor Name                           Vendor ID     Invcs           Total           0-29         30-59        60-89           90+
------------------------------------   ----------   -------     -----------     ----------    ---------      -------      ---------
AVAYA INC                              0000005700       1           194.34         194.34          0.00         0.00          0.00
AV-EX AVIATION EXCELLENCE              0000003650       8        10,005.33      10,005.33          0.00         0.00          0.00
AVIATION RESOURCES                     0000005348       1           600.00         600.00          0.00         0.00          0.00
AVIBANK MANUFACTURING INC              0000006797       1           970.00         970.00          0.00         0.00          0.00
AVID AIRLINE PRODUCTS                  0000000162      11        11,989.20      14,816.60     -6,778.40         0.00      3,951.00
AVID DIEPEN INC                        0000000129       1            28.80          28.80          0.00         0.00          0.00
AVION GRAPHICS INC                     0000000123       1           217.50         217.50          0.00         0.00          0.00
AVIOSUPPORT INC                        0000000837       1         2,070.00       2,070.00          0.00         0.00          0.00
AVTECH CORPORATION                     0000004931       1           592.00         592.00          0.00         0.00          0.00
AVTEL SERVICES INC                     0000005989       2         1,775.25       1,775.25          0.00         0.00          0.00
B AND B MARKETING ENTERPRISES INC      0000007429       4         1,122.00       1,122.00          0.00         0.00          0.00
BAGGAGE CLAIMERS INC THE               0000007672       1           255.00         255.00          0.00         0.00          0.00
BARRY CONTROLS AEROSPACE               0000001159       2             0.00           0.00          0.00         0.00          0.00
BECKER TRUCKING INC                    0000007701       3           293.20         293.20          0.00         0.00          0.00
BEST WESTERN ONTARIO AIRPORT           0000007048       1            98.28          98.28          0.00         0.00          0.00
BF GOODRICH AEROSPACE, AEROSTRUCTURES  0000004893       1        74,832.78      74,832.78          0.00         0.00          0.00
BIG ISLAND AUTO PARTS INC              0000000295       1            17.25          17.25          0.00         0.00          0.00
BOEING CAPITAL CORPORATION             0000006841       1        58,153.88      58,153.88          0.00         0.00          0.00
BONAIR LINEN                           0000006019       2           327.94         327.94          0.00         0.00          0.00
BRICE MANUFACTURING CO INC             0000000274       1           -10.20           0.00          0.00         0.00        -10.20
BRITAX AIRCRAFT INTERIOR SYSTEMS       0000006522       3          -319.61      .   -6.78          0.00       -36.58       -276.25
BROOKHURST INC                         0000003864       2        17,968.42      17,968.42          0.00         0.00          0.00
BROWN FORMAN BEVERAGE CORP             0000001029       1           -24.00           0.00          0.00       -24.00          0.00
C AND F MACHINERY CORP                 0000000502       3           517.34         517.34          0.00         0.00          0.00
CAISSE DE PREVOYANCE SOCIALE           0000003170       2        11,965.13     11,96.5.13          0.00         0.00          0.00
CAT PAW 11                             0000007784       1           297.50         297.50          0.00         0.00          0.00
CELESTE INDUSTRIES CORP                0000000322       1         2,082.30           0.00          0.00         0.00      2,082.30
CENTERSCALE AUTOMATION HAWAII INC      0000003222       1           190.62         190.62          0.00         0.00          0.00
CENTURY COMPUTERS INC                  0000005174       3        16,710.13      16,710.i3          0.00         0.00          0.00
CHEMSEARCH                             0000001733       1           277.07         277.07          0.00         0.00          0.00
CICO ENTERPRISE LTD                    0000007733       2           231.29         231.29          0.00         0.00          0.00
CITY MILL CO LTD                       0000001202       4           476.75         476.75          0.00         0.00          0.00



                                                              Hawaiian Airlines, Inc.                           Page No. 3
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs          Total            0-29
-------------------------------------------                    -------------    ----------  -------------    ------------
CITY OF PHOENIX                                                  0000003141          1             48.00           48.00
CITY SERVICES COURIER INC                                        0000007019          1            732.00          732.00
CLYDE MACHINES INC                                               0000000001          3            254.48          254.48
COMPOSITE SPECIALTIES INC                                        0000002727          1            498.00          498.00
CONSTRUCTION MATERIALS                                           0000001665          1            -53.67          -53.87
COUNTY OF HAWAII                                                 0000002GIO          2             53.55           53.55
CUTTER FORD/ISUZU INC                                            0000002371          1             39.81           39.81
0 & )SPECIALTIES                                                 0000002024          3          3,879.55         -155.53
DHL DANZAS AIR & OCEAN                                           0000007681          1            -36.00            0.00
E D POWER CO                                                     0000007020          1             75.00           75.00
EDMO DISTRIBUTORS INC                                            0000001248          I            615.50          615.50
EDO FIBER SCIENCE                                                0000O07326          1            266.00            0.00
EDS CORP                                                         0000001753          1          1,285.88        1,285.88
ELECTRICAL EQUIPMENT CO LTD                                      0000000442          1             16.16           16.16
EMERY WORLDWIDE                                                  0000001252          2            324.13          324.13
EMSS INC                                                         0000003108          1            144.80          144.80
ENTERPRISE RENT A CAR MSP                                        0000004074          1          1,089.96        1,089.96
EXACT COPIES PRINTING DESIGN                                     0000003130          4          1,260.43        1,260.42
EXCELL EXPRESS COURIER                                           000O005200          1             80.00            0.00
EXECAIR MAINTENANCE INC                                          0000006206          7         47,351.00            0.00
FARWEST AIRCRAFT INC                                             0000006873          2          1,145.00        1,145.00
FEDERAL EXPRESS CORP                                             0000001264         45         13,666.24       13,666.24
FMC CORP                                                         0000000395          3            210.511         210.58
FRANKLIN COVEY CO                                                0000001915          1            300.75          300.75
GARDEN CITY GROUP INC THE                                        0000007462          1         26,440.68       26,440.68
GARDEN ISLE DISPOSAL INC                                         0000002448          2            442.33          442.33
GAS COMPANY THE LLC                                              0000007776          1           -223.45         -223.45
GATE SAFE INC                                                    000000657~          1          5,425.05        5,425.OS
GATEGOURMET                                                      0000005043         213    -1,270,794.83     -163,360,32
GLOBEGROUND NORTH AMERICA                                        0000006480          2          3,835.50        3,835.50
GOODRICH AEROSTRUCTURES GROUP                                    0000006691          2         -9,032.00       -9,032.00
GOODRICH CORPORATION                                             0000007204          1            -15.50          -15.50


[TABLE CONTINUED]



                                                              Hawaiian Airlines, Inc.                           Page No. 3
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID          30-59           60-89              90+
-------------------------------------------                    -------------       ----------   -------------      ------------
CITY OF PHOENIX                                                  0000003141            0.00             0.00              0.00
CITY SERVICES COURIER INC                                        0000007019            0.00             0.00              0.00
CLYDE MACHINES INC                                               0000000001            0.00             0.00              0.()o
COMPOSITE SPECIALTIES INC                                        0000002727            0.00             0.00              0.00
CONSTRUCTION MATERIALS                                           0000001665            0.00             0.00              0.00
COUNTY OF HAWAII                                                 0000002GIO            0.00             0.00              0.00
CUTTER FORD/ISUZU INC                                            0000002371            0.00             0.00              0.00
0 & )SPECIALTIES                                                 0000002024            0.00             0.00          4,035.08
DHL DANZAS AIR & OCEAN                                           0000007681            0.00             0.00            -36.00
E D POWER CO                                                     0000007020            0.00             0.00              0.00
EDMO DISTRIBUTORS INC                                            0000001248            0.00             0.00              0.00
EDO FIBER SCIENCE                                                0000O07326            0.00             0.00            266.00
EDS CORP                                                         0000001753            0.00             0.00              0.00
ELECTRICAL EQUIPMENT CO LTD                                      0000000442            0.00             0.00              0.00
EMERY WORLDWIDE                                                  0000001252            0.00             0.00              0.00
EMSS INC                                                         0000003108            0.00             0.00              0.00
ENTERPRISE RENT A CAR MSP                                        0000004074            0.00             0.00              0.00
EXACT COPIES PRINTING DESIGN                                     0000003130            0.00             0.00              0.00
EXCELL EXPRESS COURIER                                           000O005200            0.00             0.00             80.00
EXECAIR MAINTENANCE INC                                          0000006206            0.00             0.00         47,351.00
FARWEST AIRCRAFT INC                                             0000006873            0.00             0.00              0.00
FEDERAL EXPRESS CORP                                             0000001264            0.00             0.00              0.00
FMC CORP                                                         0000000395            0.00             0.00              0.00
FRANKLIN COVEY CO                                                0000001915            0.00             0.00              0.00
GARDEN CITY GROUP INC THE                                        0000007462            0.00             0.00              0.00
GARDEN ISLE DISPOSAL INC                                         0000002448            0.00             0.00              0.00
GAS COMPANY THE LLC                                              0000007776            0.00             0.00              0.00
GATE SAFE INC                                                    000000657~            0.00             0.00              0.00
GATEGOURMET                                                      0000005043      -I5,883.69      -255,054.68       -836,496.14
GLOBEGROUND NORTH AMERICA                                        0000006480            0.00             0.00              0.00
GOODRICH AEROSTRUCTURES GROUP                                    0000006691            0.00             0.00              0.00
GOODRICH CORPORATION                                             0000007204            0.00             0.00              0.00




                                                              Hawaiian Airlines, Inc.                           Page No. 4
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs        Total              0-29
-------------------------------------------                    -------------    ----------   -------------    ------------
GOODYEAR TIRE & RUBBER COMPANY                                   0000006744          1         10,409.48            0.00
HAKUYOSHA HAWAII INC                                             0000MI919           1              9.36            9.36
HAMILTON STANDARD                                                0000001312          1          8,800.00            0.00
HAMILTON SUNDSTRAND,                                             0000005507          1         62,357.84       62,357.84
HANSAIR LOGISTICS INC                                            0000000426          1            200.00          200.00
HARLAN CORP                                                      0000000420          2          1,570.00        1,570.00
HATFIELD LAUNDRY AND DEVELOPMENT                                 0000007254          3             92.25           92.25
HAWAII HOME INFUSION ASSOCIATES                                  0000D06722          1            156.25          156.25
HAWAII PRINCE HOTEL & GOLF CLUB                                  0000002622          2          2,694.86        1,485.96
HAWAII STATIONERY CO LTD                                         0000000406          2          2,792.10        2,792.10
HAWAIIAN AIRLINES INC                                            0000001964          2              0.00            0.00
HEWLETT PACKARD                                                  0000001021          1         17,594.13            0.00
HOLIDAY INN SELECT SEATTLE - RENTON                              OCOOG06584         is          3,394.89        3,394.89
HONEYWELL INC                                                    0000005148         16        280,708.52       99,798.99
HONOLULU ADVERTISER                                              OODOOO1320          I             78.10           78.10
HOST MARRIOTT SERVICES CORP                                      0000000485          1             51.84           51.84
HPM BUILDING SUPPLY                                              0000000491          1             28.00           28.00
HRD AERO SYSTEMS INC                                             ODODOO1325          6            840.00          840.00
KSI ELECTRIC INC                                                 0000000405          1            625.00          625.00
HYDRA-AIR PACIFIC INC                                            0000000466          2             91.99           91.99
INFINITY AIR INC                                                 0000007819          2          1,050.00        1,050.00
INTER isLAN6-TRAuKA SITE                                         0000007888          1          1,417.38        1,417.38
J L DELIVERY SERVICE INC                                         0000007149          2          2,029.16        2,029.16
JAMCO AMERICA                                                    OOOBB01347          3          2,001.48        2,001.48
JEPPESEN SANDERSON                                               0000000542          1         16,617.15       16,617.15
JOBBERS AUTO WAREHOUSE SUPPLY                                    0000000910          1            -19.16            0.00
K R ANDERSON CO INC                                               DDOYM527           I             70.00           70.00
K YAMADA DISTRIBUTORS                                            0000MOS77           I             49.56           49.56
KAUAI BAGGAGE SERVICE                                            0000001359          1          2,940.74        2,940.74
KAUAI ISLAND UTILITY COOPERATIVE                                 00DO007383          I          2,238.52        2,238.52
KAUAI OFFICE EQUIPMENT INC                                       0000000446          1            128.55          128.55
KILGO A L CO INC                                                 0000001365          2             89.48           89.48


[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 4
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID          30-59             60-89             90+
-------------------------------------------                    -------------    ------------     -------------    ------------
GOODYEAR TIRE & RUBBER COMPANY                                   0000006744            0.00             0.00              0.00
HAKUYOSHA HAWAII INC                                             0000MI919             0.00             0.00              0.00
HAMILTON STANDARD                                                0000001312            0.00             0.00          8,800.00
HAMILTON SUNDSTRAND,                                             0000005507            0.00             0.00              0.00
HANSAIR LOGISTICS INC                                            0000000426            0.00             0.00              0.00
HARLAN CORP                                                      0000000420            0.00             0.00              0.00
HATFIELD LAUNDRY AND DEVELOPMENT                                 0000007254            0.00             0.00              0.00
HAWAII HOME INFUSION ASSOCIATES                                  0000D06722            0.00             0.00              0.00
HAWAII PRINCE HOTEL & GOLF CLUB                                  0000002622            0.00             0.00          1,208.90
HAWAII STATIONERY CO LTD                                         0000000406            0.00             0.00              0.00
HAWAIIAN AIRLINES INC                                            0000001964            0.00           -51.18             51.18
HEWLETT PACKARD                                                  0000001021            0.00             0.00         17,594.13
HOLIDAY INN SELECT SEATTLE - RENTON                              OCOOG06584            0.00             0.00              0.00
HONEYWELL INC                                                    0000005148      165,279.42             0.00         15,630.11
HONOLULU ADVERTISER                                              OODOOO1320            0.00             0.00              0.00
HOST MARRIOTT SERVICES CORP                                      0000000485            0.00             0.00              0.00
HPM BUILDING SUPPLY                                              0000000491            0.00             0.00              0.00
HRD AERO SYSTEMS INC                                             ODODOO1325            0.00             0.00              0.00
KSI ELECTRIC INC                                                 0000000405            0.00             0.00              0.00
HYDRA-AIR PACIFIC INC                                            0000000466            0.00             0.00              0.00
INFINITY AIR INC                                                 0000007819            0.00             0.00              0.00
INTER isLAN6-TRAuKA SITE                                         0000007888            0.00             0.00              0.00
J L DELIVERY SERVICE INC                                         0000007149            0.00             0.00              0.00
JAMCO AMERICA                                                    OOOBB01347            0.00             0.00              0.00
JEPPESEN SANDERSON                                               0000000542            0.00             0.00              0.00
JOBBERS AUTO WAREHOUSE SUPPLY                                    0000000910            0.00             0.00            -19.16
K R ANDERSON CO INC                                               DDOYM527             0.00             0.00              0.00
K YAMADA DISTRIBUTORS                                            0000MOS77             0.00             0.00              0.00
KAUAI BAGGAGE SERVICE                                            0000001359            0.00             0.00              0.00
KAUAI ISLAND UTILITY COOPERATIVE                                 00DO007383            0.00             0.00              0.00
KAUAI OFFICE EQUIPMENT INC                                       0000000446            0.00             0.00              0.00
KILGO A L CO INC                                                 0000001365            0.00             0.00              0.00





                                                              Hawaiian Airlines, Inc.                           Page No. 5
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs         Total            0-29
-------------------------------------------                    -------------    ------------  -------------    ------------
KIRKHILL AIRCRAFT PARTS CO                                      0000001360          15          3,290.60        3,290.60
KNIGHT INDUS TRIAL SUPPLY INC                                   0000007876           1            133.25          133.25
KONA ABRASIVES                                                  0000000572           1             77.25           77.25
LAMINATION HOUSE INC                                            0000000669           1            207.92          207.92
LANAKILA REHABILITATION CENTER                                  0000007534           1            244.82          244.82
LARRYS AUTO PARTS INC                                           0000004129           1             23.31           23.31
LASALLE ELECTRIC SUPPLY CO                                      0000006632           1          1,950.00        1,950.00
LASFUEL CORP                                                    0000000682           4        -28,463.72      -28,463.72
LAX TWO CO                                                      0000000664           1         74,885.33       74,885.33
LIBBEY GLASS INC                                                0000000724           1           -448.32         -448.32
LONDAVIA INC                                                    0000000691           3            790.00          790.00
LOS ANGELES AIRPORT HILTON                                      0000001637           1             88.96           88.96
LOS ANGELES TIMES                                               0000DO6339           1             42.00           42.00
MAGUIRE BEARING CO LTD                                          00000OD66a           1            354.98          354.98
MALOLD BEVERAGES &SUPPLIES LTD                                  0000000597           1          1,114.53        1,114.53
MARK HIPP JONES & PEPPER                                        0000003427           7         12,397.02            0.00
MAUI COAST HOTEL                                                0000000965           1            316.54          316.54
MAUI DISPOSAL CO INC                                            0000000613           2           -925.22            0.00
MAX HAUL                                                        0000003102           1             15.00           15.00
MCMASTER CARR SUPPLY CO                                         0000000813           1             48.39           48.39
MEADOW GOLD DAIRIES                                             0000000942           4          3,764.40        3,764.40
MED LIFE SERVICES                                               0000006451           4            494.79          494.79
MEDAIRE INC                                                     0000001780           1             87.24           87.24
MENEHUNE WATER CO INC                                           0000000670           6          2,044.17        2,044.17
MICHELIN AIRCRAFT TIRE CORP                                     0000001655           1         19,368.70       19,368.70
MICRO METROLOGY INC                                             0000000539           3            778.75          778.75
MONTE CARLO RESORT & CASINO                                     0000007285           3          1,612.25        1,612.25
MOOG INC                                                        0000001583           3          6,926.16        6,926.16
MOORE USA                                                       0000000650           8              0.03            0.00
NAPA HAWAIIAN WAREHOUSE INC                                     0000006986           5            224.74          224.74
NEWARK ELECTRONICS                                              0000001422           6            774.48          774.48
NORTHWEST AIRLINES INC                                          0000001426          17        -46,573.68            0.00



[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 5
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID         30-59             60-89              90+
-------------------------------------------                    -------------    ------------      -------------     ------------
KIRKHILL AIRCRAFT PARTS CO                                      0000001360             0.00             0.00               0.00
KNIGHT INDUS TRIAL SUPPLY INC                                   0000007876             0.00             0.00               0.00
KONA ABRASIVES                                                  0000000572             0.00             0.00               0.00
LAMINATION HOUSE INC                                            0000000669             0.00             0.00               0.00
LANAKILA REHABILITATION CENTER                                  0000007534             0.00             0.00               0.00
LARRYS AUTO PARTS INC                                           0000004129             0.00             0.00               0.00
LASALLE ELECTRIC SUPPLY CO                                      0000006632             0.00             0.00               0.00
LASFUEL CORP                                                    0000000682             0.00             0.00               0.00
LAX TWO CO                                                      0000000664             0.00             0.00               0.00
LIBBEY GLASS INC                                                0000000724             0.00             0.00               0.00
LONDAVIA INC                                                    0000000691             0.00             0.00               0.00
LOS ANGELES AIRPORT HILTON                                      0000001637             0.00             0.00               0.00
LOS ANGELES TIMES                                               0000DO6339             0.00             0.00               0.00
MAGUIRE BEARING CO LTD                                          00000OD66a             0.00             0.00               0.00
MALOLD BEVERAGES &SUPPLIES LTD                                  0000000597             0.00             0.00               0.00
MARK HIPP JONES & PEPPER                                        0000003427             0.00             0.00          12,397.02
MAUI COAST HOTEL                                                0000000965             0.00             0.00               0.00
MAUI DISPOSAL CO INC                                            0000000613          -925.22             0.00               0.00
MAX HAUL                                                        0000003102             0.00             0.00               0.00
MCMASTER CARR SUPPLY CO                                         0000000813             0.00             0.00               0.00
MEADOW GOLD DAIRIES                                             0000000942             0.00             0.00               0.00
MED LIFE SERVICES                                               0000006451             0.00             0.00               0.00
MEDAIRE INC                                                     0000001780             0.00             0.00               0.00
MENEHUNE WATER CO INC                                           0000000670             0.00             0.00               0.00
MICHELIN AIRCRAFT TIRE CORP                                     0000001655             0.00             0.00               0.00
MICRO METROLOGY INC                                             0000000539             0.00             0.00               0.00
MONTE CARLO RESORT & CASINO                                     0000007285             0.00             0.00               0.00
MOOG INC                                                        0000001583             0.00             0.00               0.00
MOORE USA                                                       0000000650             0.00             0.00               0.03
NAPA HAWAIIAN WAREHOUSE INC                                     0000006986             0.00             0.00               0.00
NEWARK ELECTRONICS                                              0000001422             0.00             0.00               0.00
NORTHWEST AIRLINES INC                                          0000001426         2,437.12             0.00         -49,010.80




                                                              Hawaiian Airlines, Inc.                           Page No. 6
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs         Total            0-29
-------------------------------------------                    -------------    ------------ -------------   ------------
OAKWOOD CORPORATE HOUSING                                       0000005724           1          6,375.72        6,375.72
OC TANNER RECOGNITION CO                                        0000000636           1          3,916.80        3,916.80
OFFICE DEPOT                                                    0000000039           2          1,481.01        3,481.01
OLYMPUS INDUSTRIAL AMERICA INC                                  0000006319           1             45.00            0.00
ONE DAY SIGNS & SILKSCREEN                                      0000001440           2            281.25          281.25
OUTRIGGER HOTELS HAWAII                                         0000000633          10          2,003.22        2,003.22
PACIFIC CORROSION TECHNOLOGIES                                  0000003500           2            661.79          661.79
PACIFIC WESTERN AVIATION OAKLAND                                0000007792           1          1,831.50        1,831.50
PACIFIC WIRELESS COMMUNICATIONS                                 0000005773           1            755.20          75S.70
PAN AMERICAN TOOL CORP                                          0000001457           2             87.50           87.50
PARADISE SKYCAP SERVICES INC                                    0000001459           1         14,816.59       14,816.59
PAS A DIVISION OF RUSSELL ASSOCIATES                            0000000089           4          6,402.10        6,402.10
PORT OF SEATTLE                                                 0000000928           3          7,111.92        7,111.92
PRIME FLIGHT AVIATION SERVICES                                  0000007726           1          3,776.73        3,776.73
Q MARK RESEARCH & POLLING                                       0000001654           1            842.45          842AS
QWEST                                                           0000005785           1            365.19          365.19
R. & K REFRIGERATION SERVICE                                    0000005100           3            444.31          444.31
R DIXON SPEAS ASSOCIATES INC                                    0000005727           2         22,782.78       22,782.78
R S HUGHES CO INC                                               0000004159           1             84.48           84.48
RAINBOW INDUSTRIAL LAUNDRY INC                                  0000007588           1            152.97          152.97
RANDOM TASK INTERNA710MAL INC                                   0000007787           1            388.57            0.00
RAPID RETURN DELIVERY SERVICE                                   0000003553           1             25.72           25.72
PASCO SUPPLY CO LTD                                             0000003677           5            -S6.?8           23.84
REDLINE                                                         0000001493           1             86.29           86.29
RELIZON COMPANY THE                                             0000005624           2            873.02          700.54
REMEDY INTELLIGENT STAFFING                                     0000006735           2          1,135.86        1,135.86
RESTAINO ROBERT                                                 0000006851           4           -795.28            0.00
REVA COMM                                                       0000006273           1          1,145.83        1,145.83
ROCKWELL COLLINS INC                                            0000000703           1         77,733.55       77,733.55
ROLLS ROYCE                                                     0000004871           9           -442.30       -1,004.80
RTC EXPRESS                                                     0000003100           1             35.00           35.00
SABRE TECHNOLOGY SOLUTIONS INC                                  0000002261           2            400.00          400.00


[TABLE CONTINUED]



                                                              Hawaiian Airlines, Inc.                           Page No. 6
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID           30-59             60-89               90+
-------------------------------------------                    -------------     ------------      -------------     ------------
OAKWOOD CORPORATE HOUSING                                       0000005724             0.00             0.00                0.00
OC TANNER RECOGNITION CO                                        0000000636             0.00             0.00                0.00
OFFICE DEPOT                                                    0000000039             0.00             0.00                0.0a
OLYMPUS INDUSTRIAL AMERICA INC                                  0000006319            45.00             0.00                0.00
ONE DAY SIGNS & SILKSCREEN                                      0000001440             0.00             0.00                0.00
OUTRIGGER HOTELS HAWAII                                         0000000633             0.00             0.00                0.00
PACIFIC CORROSION TECHNOLOGIES                                  0000003500             0.00             0.00                0.00
PACIFIC WESTERN AVIATION OAKLAND                                0000007792             0.00             0.00                0.00
PACIFIC WIRELESS COMMUNICATIONS                                 0000005773             0.00             0.00                0.00
PAN AMERICAN TOOL CORP                                          0000001457             0.00             0.00                0.00
PARADISE SKYCAP SERVICES INC                                    0000001459             0.00             0.00                0.00
PAS A DIVISION OF RUSSELL ASSOCIATES                            0000000089             0.00             0.00                0.00
PORT OF SEATTLE                                                 0000000928             0.00             0.00                0.00
PRIME FLIGHT AVIATION SERVICES                                  0000007726             0.00             0.00                0.00
Q MARK RESEARCH & POLLING                                       0000001654             0.00             0.00                0.00
QWEST                                                           0000005785             0.00             0.00                0.00
R. & K REFRIGERATION SERVICE                                    0000005100             0.00             0.00                0.00o
R DIXON SPEAS ASSOCIATES INC                                    0000005727             0.00             0.00                0.00
R S HUGHES CO INC                                               0000004159             0.00             0.00                0.00
RAINBOW INDUSTRIAL LAUNDRY INC                                  0000007588             0.00             0.00                0.00
RANDOM TASK INTERNA710MAL INC                                   0000007787           388.57             0.00                0.00
RAPID RETURN DELIVERY SERVICE                                   0000003553             0.00             0.00                0.00
PASCO SUPPLY CO LTD                                             0000003677             0.00            69.52             -150.14
REDLINE                                                         0000001493             0.00             0.00                0.00
RELIZON COMPANY THE                                             0000005624           172.48             0.00                0.00
REMEDY INTELLIGENT STAFFING                                     0000006735             0.00             0.00                0.00
RESTAINO ROBERT                                                 0000006851             0.00             0.00              795.28
REVA COMM                                                       0000006273             0.00             0.00                0.00
ROCKWELL COLLINS INC                                            0000000703             0.00             0.00                0.00
ROLLS ROYCE                                                     0000004871             0.00          -201.60              764.10
RTC EXPRESS                                                     0000003100             0.00             0.00                0.00
SABRE TECHNOLOGY SOLUTIONS INC                                  0000002261             0.00             0.00                0.00





                                                              Hawaiian Airlines, Inc.                           Page No. 7
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs         Total            0-29
-------------------------------------------                    -------------   ------------  -------------    ------------
SAFETY SYSTEMS HAWAII INC                                       0000001506           1            230.94          230.94
SAMOA MARKETING INC                                             0000000048           4            356.40          356.40
SRI AND COMPANY INC                                             0000007442           3         67,761.41       67,761.41
SCIS AIR SECURITY CORPORATION                                   0000006667           2            972.22          972.22
SEA TAC MANAGERS ASSOC                                          0000001512           1            235.12            0.00
SEAL DYNAMICS INC                                               0000007131           1            950.40          950.40
SENETICS;                                                       0000003014           1            187.50            0.00
SENSOR SYSTEMS INC                                              0000000767          1~            628.00          628.00
SHASTA LINEN SUPPLY                                             0000007013           1            156.19          156.19
SHOE REPAIR 91OPTHE                                             0000005891           1            287.10          287.10
SILVER AIRPORT COURIER CO                                       0000006043           1            923.00            0.00
SKY CHEFS INC                                                   0000001533          20       -162,446.41      -36,100.80
SOBEL WESTEX HAWAII                                             0000005606           3          1,471.86        1,471.86
SOCIETY FOR HUMAN RESOURCES                                     0000002171           1            200.00          200.00
SONIC SIGNS INC                                                 0000004689           1          3,843.84        3,843.84
SPECIALTY BULB CO INC                                           0000000897           1            200.00          200.00
SPENCER STUART INC                                              0000007675           4        -60,000.00     -120,000.00
SPRINT                                                          0000000950           1            270.16          270.16
STANDARD REGISTER CO                                            0000000763           3         12,900.37       12,133.68
STARR SEIGLE MCCOMBS                                            0000002389          17         22,620.45       22,620.45
STATE OF HAWAII                                                 0000000242           6          6,396.64        6,396.64
STATE TIRE WiEPAIR INC                                          0000000731           3          1,842.09        1,842.09
STATIONERS CORP OF HAWAII LTD                                   0000000857           1            104.11          104.11
STEALTH AEROSPACE INC                                           0000000876           2             24.60           24.60
STRATACOM                                                       0000006146           1         10,318.68       10,318.68
STUART PROMOTIONAL PRODUCTS INC                                 0000000828           1            257.00          257.00
SUCCESS ADVERTISING                                             0000006703           4          3,344.52        3,344.52
SWISSPORT USA INC                                               0000005533           4          5,183.20        5,183.20
TARPY TAILORS INC                                               0000000801           1          1,827.00        1,827.00
TELAIR INTERNATIONAL                                            0000001566           3          1,474.00            0.00
THE BOEING COMPANY                                              0000002318          257       232,211.49      219,971.49
TMC BIAS AND SEWING MACHINES                                    0000006886           1            143.23          143.23



[TABLE CONTINUED]



                                                              Hawaiian Airlines, Inc.                           Page No. 7
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID         30-59             60-89                90+
-------------------------------------------                    -------------   ------------     -------------        ------------
SAFETY SYSTEMS HAWAII INC                                       0000001506             0.00             0.00                0.00
SAMOA MARKETING INC                                             0000000048             0.00             0.00                0.00
SRI AND COMPANY INC                                             0000007442             0.00             0.00                0.00
SCIS AIR SECURITY CORPORATION                                   0000006667             0.00             0.00                0.00
SEA TAC MANAGERS ASSOC                                          0000001512             0.00             0.00              235.12
SEAL DYNAMICS INC                                               0000007131             0.00             0.00                0.00
SENETICS;                                                       0000003014             0.00             0.00              187.50
SENSOR SYSTEMS INC                                              0000000767             0.00             0.00                0.00
SHASTA LINEN SUPPLY                                             0000007013             0.00             0.00                0.00
SHOE REPAIR 91OPTHE                                             0000005891             0.00             0.00                0.00
SILVER AIRPORT COURIER CO                                       0000006043             0.00           923.00                0.00
SKY CHEFS INC                                                   0000001533      -106,099.17       -20,246.44                0.00
SOBEL WESTEX HAWAII                                             0000005606             0.00             0.00                0.00
SOCIETY FOR HUMAN RESOURCES                                     0000002171             0.00             0.00                0.00
SONIC SIGNS INC                                                 0000004689             0.00             0.00                0.00
SPECIALTY BULB CO INC                                           0000000897             0.00             0.00                0.00
SPENCER STUART INC                                              0000007675        60,000.00             0.00                0.00
SPRINT                                                          0000000950             0.00             0.00                0.00
STANDARD REGISTER CO                                            0000000763             0.00             0.00              766.69
STARR SEIGLE MCCOMBS                                            0000002389             0.00             0.00                0.00
STATE OF HAWAII                                                 0000000242             0.00             0.00                0.00
STATE TIRE WiEPAIR INC                                          0000000731             0.00             0.00                0.00
STATIONERS CORP OF HAWAII LTD                                   0000000857             0.00             0.00                0.00
STEALTH AEROSPACE INC                                           0000000876             0.00             0.00                0.00
STRATACOM                                                       0000006146             0.00             0.00                0.00
STUART PROMOTIONAL PRODUCTS INC                                 0000000828             0.00             0.00                0.00
SUCCESS ADVERTISING                                             0000006703             0.00             0.00                0.00
SWISSPORT USA INC                                               0000005533             0.00             0.00                0.00
TARPY TAILORS INC                                               0000000801             0.00             0.00                0.00
TELAIR INTERNATIONAL                                            0000001566           384.00         1,090.00                0.00
THE BOEING COMPANY                                              0000002318         5,877.28             0.00            6,362.72
TMC BIAS AND SEWING MACHINES                                    0000006886             0.00             0.00                0.00





                                                              Hawaiian Airlines, Inc.                           Page No. 8
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                  Nber of
                        Vendor Name                              Vendor ID         Invcs         Total            0-29
-------------------------------------------                    -------------   ------------  -------------    ------------
TRANS PACIFIC AIR SERVICE CORP                                  0000005705           6          6,000.00            0.00
TRAVEL TRADING CO                                               0000001879           4         14,000.00            0.00
TRIPLE F DISTRIBUTING                                           0000004545           7         10,329.00        1,116.50
TUCSON LUGGAGE EXPRESS                                          0000003521           1              9.00            9.00
TYCO ELECTRONICS CORP                                           0000007309           1            150.00          150.00
UNISON INDUSTRIES LLC                                           0000007723           2            111.90           -5.10
UNITED TECHNOLOGIES CORP                                        0000000774           1            697.00          697.00
V & S TRANSPORTATION INC                                        0000006058           2            903.64          903.64
VANGUARD GROUP INC                                              0000000849           3         47,592.49       47,592.49
VANTICO INC                                                     0000006707           1            504.94          504.94
VERIZON HAWAII INC                                              000000S544           5         51,485.59       32,731.06
VERIZON NETWORK INTEGRATION CORP                                0000007042           2          1,473.92        1,473.92
VF SOLUTIONS                                                    0000007155           5           -202.61           48.82
VMS AIRCRAFT CO INC                                             0000006190           1             -1.00           -1.00
VOLVO AERO SERVICES LP                                          0000006280           4          4,130.00        4,130.00
WENCOR WEST INC                                                 0000001616          28          1,368.44        1,356.64
WESOO AIRCRAFT HARDWARE CORP                                    0000000824          14          8,710.10        8,710.10
WESTERN AMERICAN SPECIALTIES INC                                0000007731           1            758.00          758.00
WESTERN OVERSEAS CORP                                           0000004093           1            652.50          652.50
WESTERN STATES MAINTENANCE &                                    0000000930           1            605.83          605.83
WINGFOOT EXPRESS                                                0000005920           1             59.00            0.00
WINGS ELECII~0 SALES CO INC                                     0000000856           1            160.00          160.00
WORLD AVIATION DIRECTORY                                        0000001629           1            275.55          275.55
XPEDX                                                           0000002616           2          5,449.14        5,449.14
                                      Business Unit Total                        1,193         73,029.86      944,321.60



[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 8
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                              Vendor ID          30-59             60-89              90+
-------------------------------------------                    -------------     ------------    -------------      ------------
TRANS PACIFIC AIR SERVICE CORP                                  0000005705         1,000.00         11000.00            4,000.00
TRAVEL TRADING CO                                               0000001879         3,500.00         3,500.00            7,000.00
TRIPLE F DISTRIBUTING                                           0000004545         9,212.50             0.00                0.00
TUCSON LUGGAGE EXPRESS                                          0000003521             0.00             0.00                0.00
TYCO ELECTRONICS CORP                                           0000007309             0.00             0.00                0.00
UNISON INDUSTRIES LLC                                           0000007723           117.00             0.00                0.00
UNITED TECHNOLOGIES CORP                                        0000000774             0.00             0.00                0.00
V & S TRANSPORTATION INC                                        0000006058             0.00             0.00                0.00
VANGUARD GROUP INC                                              0000000849             0.00             0.00                0.00
VANTICO INC                                                     0000006707             0.00             0.00                0.00
VERIZON HAWAII INC                                              000000S544        18,754.53             0.00                0.00
VERIZON NETWORK INTEGRATION CORP                                0000007042             0.00             0.00                0.00
VF SOLUTIONS                                                    0000007155             0.00             0.00             -251.43
VMS AIRCRAFT CO INC                                             0000006190             0.00             0.00                0.00
VOLVO AERO SERVICES LP                                          0000006280             0.00             0.00                0.00
WENCOR WEST INC                                                 0000001616            12.00             0.00                0.00
WESOO AIRCRAFT HARDWARE CORP                                    0000000824             0.00             0.00                0.00
WESTERN AMERICAN SPECIALTIES INC                                0000007731             0.00             0.00                0.00
WESTERN OVERSEAS CORP                                           0000004093             0.00             0.00                0.00
WESTERN STATES MAINTENANCE &                                    0000000930             0.00             0.00                0.00
WINGFOOT EXPRESS                                                0000005920            59.00             0.00                0.00
WINGS ELECII~0 SALES CO INC                                     0000000856             0.00             0.00                0.00
WORLD AVIATION DIRECTORY                                        0000001629             0.00             0.00                0.00
XPEDX                                                           0000002616             0.00             0.00                0.00
                                      Business Unit Total                        152,697.02      -254,278.22         -769,710.54





                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                                                                                 Nber of
                        Vendor Name                               Vendor ID        Invcs         Total           0-29
-------------------------------------------                    -------------   ------------  -------------   ------------
ASSOCIATION OF FLIGHT ATTENDANTS                                 PR00000007          1         22,425.00       22,425.00
INTERNATIONAL ASSOCIATION OF MACHINISTS                          PR00000036          2         55,889.33       55,889.33
WATT HARVEY W & CO                                               PR00000104          1          1,230.38        1,230.38
                                     Business. Unit Total                            4         79,544.71       79,544.71



[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM


                        Vendor Name                               Vendor ID        30-59             60-89             90+
-------------------------------------------                    -------------     ------------    -------------     ------------
ASSOCIATION OF FLIGHT ATTENDANTS                                 PR00000007         0.00              0.00             0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS                          PR00000036         0.00              0.00             0.00
WATT HARVEY W & CO                                               PR00000104         0.00              0.00             0.00
                                     Business. Unit Total                           0.00              0.00             0.00





                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                      Vendor Name                        Vendor ID      Nber of Invcs         Total              0-29
-------------------------------------------            -------------   --------------- ---------------     --------------
BRAINERD CROW WING CTY/WIELANDFLD                         BRD                   1                -2.92               0.00
CHERRY CAPITAL AIRPORT                                    TVC                   2                 0.00               0.00
MBS INTERNATIONAL AIRPORT                                 MBS                   2                 0.00               0.00
PANAMA CITY-BAY COUNTY                                    PFN                   1                -2.92               0.00
PANDA TRAVEL                                              000000100           286           134,325.98               0.00
PORT COLUMBUS INT'L AIRPORT                               CMH                   1                -4.42               4.42
SAN LUIS VALLEY REGIONAL AIRPORT                          ALS                   2                -5.94               0.00
SARASOTA BRADENTON                                        SRQ                   2                .5.76               0.00
SAVANNA" INTL AIRPORT                                     SAV                   4                -4.34               0.00
YAMPA VALLEY AIRPORT                                      HDN                   1                -5.84               0.00
                                 Business Unit Total                          302           134,293.94              -4.42

                               Grand Total                                 12,193        21,231,260.88       1,073,474.72

                                                Less: pre-petition HA                   (20,925,514.29)        (40,735.75)

                                                    post-petition                           305,746.59       1,032,738.97



[TABLE CONTINUED]


                                                              Hawaiian Airlines, Inc.                           Page No. 1
                                                         Payables Aging by Vendor - Summary           Run Date  11/04/2003
Report ID: HAL-D013                                         Aged as of October 31, 2003              Run Time  12:13:00 PM

                      Vendor Name                        Vendor ID        30-59             60-89              90+
-------------------------------------------            -------------   --------------- ---------------  -----------------
BRAINERD CROW WING CTY/WIELANDFLD                         BRD                  0.00             0.00             -2.92
CHERRY CAPITAL AIRPORT                                    TVC                  0.00             0.00              0.00
MBS INTERNATIONAL AIRPORT                                 MBS                  0.00             0.00              0.00
PANAMA CITY-BAY COUNTY                                    PFN                  0.00             0.00             -2.92
PANDA TRAVEL                                              000000100            0.00             0.00        134,325.98
PORT COLUMBUS INT'L AIRPORT                               CMH                  0.00             0.00             -4.42
SAN LUIS VALLEY REGIONAL AIRPORT                          ALS                  0.00             0.00             -5.84
SARASOTA BRADENTON                                        SRQ                  0.00             0.00             -5.76
SAVANNA" INTL AIRPORT                                     SAV                  0.00             0.00             -4.34
YAMPA VALLEY AIRPORT                                      HDN                  0.00             0.00             -5.84
                                 Business Unit Total                           0.00             0.00        134,298.36

                               Grand Total                               217,206.01       590,565.83     19,350,014.32

                                                Less: pre-petition HA    (64,508.99)     (844,844.05)   (19,975,425.50)

                                                    post-petition        152,697.02      (254,278.22)      (625,411.10)



[LOGO OMITTED] Bank of Hawaii                    Statement of Account

Last statement: September 30, 2003               Account: 0001-028588
This statement: October 15, 2003                 Page 1 of 16
Total days in statement period: 15               Number of Enclosures: (789)

                                                 Direct inquiries to:
                                                 888-643-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                  BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                     P.O. BOX 2900
HONOLULU HI 96820                                HONOLULU HI 96846

------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------


BUSINESS CASH ADVANTAGE
Account number                                           0001-028588  Beginning balance          $4,926,225.00
Enclosures                                                       789  Total additions            41,465,714.95
Low balance                                            $2,485,877.00  Total subtractions         42,882,840.95
                                                                                            ---------------------
Average balance                                        $3,334,377.18  Ending balance             $3,509,099.00



CHECKS

Number                Date                  Amount                      Number            Date                  Amount
----------------------------------------------------------------        -----------------------------------------------
181517                10-06                  35.00                      185856 *          10-03                  53.00
----------------------------------------------------------------        -----------------------------------------------
182384 *              10-15               1,850.00                      185872 *          10-06                  61.24
----------------------------------------------------------------        -----------------------------------------------
183295 *              10-10                 210.00                      185881 *          10-01                  58.33
----------------------------------------------------------------        -----------------------------------------------
184325 *              10-15                  42.78                      185885 *          10-10                  62.50
----------------------------------------------------------------        -----------------------------------------------
184359 *              10-08                 129.60                      185935 *          10-06                  50.58
----------------------------------------------------------------        -----------------------------------------------
184387 *              10-06                 216.00                      185938 *          10-03               2,432.00
----------------------------------------------------------------        -----------------------------------------------
184388                10-06                 302.40                      185943 *          10-06                 996.30
----------------------------------------------------------------        -----------------------------------------------
184559 *              10-15                1,850.0                      186099 *          10-06              24,462.54
----------------------------------------------------------------        -----------------------------------------------
184932 *              10-02                  14.70                      186105 *          10-06                   8.60
----------------------------------------------------------------        -----------------------------------------------
185151 *              10-02                 126.41                      186106            10-08                  71.20
----------------------------------------------------------------        -----------------------------------------------
185154 *              10-03                  25.00                      186107            10-01                  13.00
----------------------------------------------------------------        -----------------------------------------------
185200 *              10-01                 725,00                      186109 *          10-03                  60.20
----------------------------------------------------------------        -----------------------------------------------
186565 *              10-01               1,162.20                      186144 *          10-08               1,110.75
----------------------------------------------------------------        -----------------------------------------------
185586 *              10-01                 558.00                      186155 *          10-07                 129.60
----------------------------------------------------------------        -----------------------------------------------
185612 *              10-02                 255.71                      186157 *          10-07                 129.60
----------------------------------------------------------------        -----------------------------------------------
185631 *              10-02                  83.10                      186160 *          10-09                 604.80
----------------------------------------------------------------        -----------------------------------------------
185709 *              10-14              21,000.00                      186161            10-06                 127.28
----------------------------------------------------------------        -----------------------------------------------
185754 *              10-02                  16.66                      136164 *          10-14                 216.00
----------------------------------------------------------------        -----------------------------------------------
185822 *              10-03                 256.25                      186165            10-07                 216.00
----------------------------------------------------------------        -----------------------------------------------
185851 *              10-10                 241.00                      186166            10-08                 129.60
----------------------------------------------------------------        -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
 This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $____________

     Add deposits and transfers to this account; not yet reflected on this statement:
         $_______________  $_______________
         $_______________  $_______________
         $_______________  $_______________                   +) $____________

     Sub-Total:                                               =  $____________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________ -) $____________

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                  =  $____________

------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                             [LOGO]
                                                                     [OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (7-2003)                                                        LENDER



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  2 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
186168 *              10-15                      216.00       186525            10-01                         7,164.20
-------------------------------------------------------       --------------------------------------------------------
186170 *              10-02                      129.60       786545            10-02                         9,791.60
-------------------------------------------------------       --------------------------------------------------------
186173 *              10-14                      216.00       186550            10-06                         5,501.16
-------------------------------------------------------       --------------------------------------------------------
186175 *              10-06                      129.60       186551            10-01                         8,910.00
-------------------------------------------------------       --------------------------------------------------------
186176                10-02                      216.00       186554            10-03                           413.00
-------------------------------------------------------       --------------------------------------------------------
180182 *              10-08                      129.60       186555            10-03                        65,632.43
-------------------------------------------------------       --------------------------------------------------------
186185 *              10-09                      216.00       186563 *          10-10                           335.31
-------------------------------------------------------       --------------------------------------------------------
186186                10-08                      216.00       186571 *          10-02                         5,644.76
-------------------------------------------------------       --------------------------------------------------------
186188 *              10-15                      216.00       186581 *          10-06                           716.88
-------------------------------------------------------       --------------------------------------------------------
186193 *              10-15                      216.00       186582            10-03                           340.00
-------------------------------------------------------       --------------------------------------------------------
186211 *              10-01                      385.00       186586 *          10-02                           432.00
-------------------------------------------------------       --------------------------------------------------------
186229 *              10-08                      277.60       186588 *          10-06                           345.60
-------------------------------------------------------       --------------------------------------------------------
186231 *              10-02                      182.39       186691 *          10-02                           684.73
-------------------------------------------------------       --------------------------------------------------------
186245 *              10-14                      216.00       186596 *          10-02                            20.00
-------------------------------------------------------       --------------------------------------------------------
186247 *              10-15                      129.60       186597            10-01                         2,200.00
-------------------------------------------------------       --------------------------------------------------------
186249 *              10-03                      216.00       186600 *          10-14                           162.00
-------------------------------------------------------       --------------------------------------------------------
186253 *              10-06                      216.00       186604 *          10-07                           650.00
-------------------------------------------------------       --------------------------------------------------------
186254                10-06                      216.00       186605            10-02                         1,870.12
-------------------------------------------------------       --------------------------------------------------------
186255                10-02                      691.20       186611 *          10-01                           724.03
-------------------------------------------------------       --------------------------------------------------------
186260 *              10-06                      216.00       186612            10-02                            38.18
-------------------------------------------------------       --------------------------------------------------------
186261                10-10                      100.62       186613            10-02                           350.00
-------------------------------------------------------       --------------------------------------------------------
186268 *              10-03                      216.00       186617 *          10-09                            99.00
-------------------------------------------------------       --------------------------------------------------------
186269                10-07                       30.00       186618            10-07                            70.00
-------------------------------------------------------       --------------------------------------------------------
186270                10-06                      216.00       186624 *          10-02                           105.00
-------------------------------------------------------       --------------------------------------------------------
186271                10-02                       13.00       186636 *          10-01                         3,450.00
-------------------------------------------------------       --------------------------------------------------------
186275 *              10-10                      216.00       186637            10-01                           343.44
-------------------------------------------------------       --------------------------------------------------------
186298 *              10-07                      100.62       186640 *          10-02                         1,274.00
-------------------------------------------------------       --------------------------------------------------------
186301 *              10-08                      168.65       186644 *          10-06                           211.10
-------------------------------------------------------       --------------------------------------------------------
186305 *              10-06                       28.00       186645            10-06                           659.91
-------------------------------------------------------       --------------------------------------------------------
186333 *              10-01                      208.00       186647 *          10-06                            89.79
-------------------------------------------------------       --------------------------------------------------------
186335 *              10-02                      212.62       186652 *          10-09                              .45
-------------------------------------------------------       --------------------------------------------------------
186344 *              10-06                       78.00       186653            10-06                            15.31
-------------------------------------------------------       --------------------------------------------------------
186350 *              10-01                      683.01       186655 *         10-08                         1,228.00
-------------------------------------------------------       --------------------------------------------------------
186354 *              10-02                    2,070.00       186657            10-15                            13.00
-------------------------------------------------------       --------------------------------------------------------
186357 *              10-06                       50.58       186658            10-14                            29.52
-------------------------------------------------------       --------------------------------------------------------
186358                10-07                      129.50       186660 *          10-07                            36.00
-------------------------------------------------------       --------------------------------------------------------
186367 *              10-14                      936.00       .186662           10-10                           294.82
-------------------------------------------------------       --------------------------------------------------------
186391 *              10-01                       93.92       186663            10-06                           156.66
-------------------------------------------------------       --------------------------------------------------------
186397 *              10-07                        9.00       186664            10-01                         1,344.00
-------------------------------------------------------       --------------------------------------------------------
186399 *              10-08                      556.22       186665            10-03                           250.00
-------------------------------------------------------       --------------------------------------------------------
186404 *              10-01                    2,450.00       186668 *          10-10                            57.47
-------------------------------------------------------       --------------------------------------------------------
186405                10-01                      325.00       186670 *          10-03                           642.15
-------------------------------------------------------       --------------------------------------------------------
186412 *              10-06                    1,500.00       186671            10-02                         3,850.00
-------------------------------------------------------       --------------------------------------------------------
186431 *              10-03                       51.36       186673 *          10-03                           216.00
-------------------------------------------------------       --------------------------------------------------------
186453 *              10-07                      575.00       186675 *          10-10                           975.48
-------------------------------------------------------       --------------------------------------------------------
186463 *              10-01                    2,535,00       186677 *          10-02                           302.20
-------------------------------------------------------       --------------------------------------------------------
186470 *              10-06                      470,95       186679 *          10-10                           727.62
-------------------------------------------------------       --------------------------------------------------------
186485 *              10-01                      797.00       186681 *          10-06                            30.00
-------------------------------------------------------       --------------------------------------------------------
186497 *              10-06                      285.00       186682            10-03                           211.46
-------------------------------------------------------       --------------------------------------------------------
186503 *              10-03                      604.50       186683            10-02                         2,302.00
-------------------------------------------------------       --------------------------------------------------------
186511 *              10-08                   59,296.12       186684            10-02                        12,921.00
-------------------------------------------------------       --------------------------------------------------------



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  3 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
186686 *              10-07                      107.07       186771            10-01                         3,459.75
-------------------------------------------------------       --------------------------------------------------------
186688 *              10-07                       13.00       186772            10-01                            10.00
-------------------------------------------------------       --------------------------------------------------------
186689                10-09                      156.50       186776            10-01                           407.53
-------------------------------------------------------       --------------------------------------------------------
186691 *              10-02                      112.50       186777            10-01                           416.00
-------------------------------------------------------       --------------------------------------------------------
186695 *              10-06                    1,021.56       186778            10-03                            70.55
-------------------------------------------------------       --------------------------------------------------------
186696                10-02                      393.22       186779            10-08                         2,023.40
-------------------------------------------------------       --------------------------------------------------------
186697                10-02                      614.50       186780            10-01                           270.73
-------------------------------------------------------       --------------------------------------------------------
186698                10-15                       30.36       186782            10-03                         2,100.00
-------------------------------------------------------       --------------------------------------------------------
186699                10-01                    1,758.50       186783            10-01                           145.83
-------------------------------------------------------       --------------------------------------------------------
186701 *              10-01                      201.46       186784            10-02                           207.98
-------------------------------------------------------       --------------------------------------------------------
186702                10-06                    3,148.50       186785            10-07                         2,895.00
-------------------------------------------------------       --------------------------------------------------------
186703                10-01                      120.00       186789            10-07                           455-25
-------------------------------------------------------       --------------------------------------------------------
186704                10-08                      166.84       186793            10-03                         1,340.00
-------------------------------------------------------       --------------------------------------------------------
186705                10-10                  672,067.58       186794            10-01                           381.64
-------------------------------------------------------       --------------------------------------------------------
186709 *              10-01                      812.58       186795            10-01                            53.12
-------------------------------------------------------       --------------------------------------------------------
186710                10-06                    1,139.90       186798 *          10-01                         3,573.29
-------------------------------------------------------       --------------------------------------------------------
186711                10-01                      33.21       186802 *          10-01                           103.08
-------------------------------------------------------       --------------------------------------------------------
186714 *              10-03                    1,401.73       186805 *          10-01                           230.02
-------------------------------------------------------       --------------------------------------------------------
186715                10-01                    2,097.00       186808            10-01                           476.00
-------------------------------------------------------       --------------------------------------------------------
186717 *              10-02                       47.83       186810 *          10-01                           212.55
-------------------------------------------------------       --------------------------------------------------------
186718                10-09                      130.51       186811            10-06                         2,701.01
-------------------------------------------------------       --------------------------------------------------------
186720 *              10-01                      229.15       186813 *          10-03                           534.00
-------------------------------------------------------       --------------------------------------------------------
186724 *              10-06                      642.68       186814            10-06                           761.60
-------------------------------------------------------       --------------------------------------------------------
186725                10-01                      210.28       186816 *          10-02                            70.79
-------------------------------------------------------       --------------------------------------------------------
186727 *              10-01                       27.42       186817            10-01                        1,250.YO-
-------------------------------------------------------       --------------------------------------------------------
186730 *              10-02                    3,352.75       186818            10-10                         2,670.41
-------------------------------------------------------       --------------------------------------------------------
186732 *              10-02                      100.44       186819            10-02                         1,355.22
-------------------------------------------------------       --------------------------------------------------------
186733                10-07                      659.25       186820            10-02                           194.86
-------------------------------------------------------       --------------------------------------------------------
186734                10-01                       54.70       186821            10-03                         1,192.41
-------------------------------------------------------       --------------------------------------------------------
186735                10-07                      984.50       186822            10-07                           167.58
-------------------------------------------------------       --------------------------------------------------------
186736                10-01                      188.10       186823            10-02                         2,050.40
-------------------------------------------------------       --------------------------------------------------------
186737                10-07                       20.00       186824            10-01                           260.00
-------------------------------------------------------       --------------------------------------------------------
186739 *              10-08                       36.77       186827 *          10-06                           141.60
-------------------------------------------------------       --------------------------------------------------------
186740                10-02                      140.14       186830 *          10-01                         1,275.00
-------------------------------------------------------       --------------------------------------------------------
186744 *              10-14                    1,828.00       186833 *          10-01                            69.14
-------------------------------------------------------       --------------------------------------------------------
186745                10-01                      672.24       186836 *          10-01                           770.83
-------------------------------------------------------       --------------------------------------------------------
186747 *              10-01                      953.53       186837            10-01                           173.56
-------------------------------------------------------       --------------------------------------------------------
186749 *              10-09                       43.42       186840 *          10-02                            86.74
-------------------------------------------------------       --------------------------------------------------------
186750                10-01                    3,255.00       186841            10-01                            58.15
-------------------------------------------------------       --------------------------------------------------------
186753 *              10-06                      920.06       186843 *          10-10                         1,176.96
-------------------------------------------------------       --------------------------------------------------------
186754                10-02                      123.99       186844            10-02                           258.94
-------------------------------------------------------       --------------------------------------------------------
186756 *              10-02                      599.50       186845            10-03                         3,275.55
-------------------------------------------------------       --------------------------------------------------------
186757                10-01                      961.83       186846            10-02                         2,000.00
-------------------------------------------------------       --------------------------------------------------------
186760 *              10-06                       32.98       186848 *          10-08                           702.00
-------------------------------------------------------       --------------------------------------------------------
186761                10-02                      217.18       186849            10-03                           492.00
-------------------------------------------------------       --------------------------------------------------------
186762                10-02                      459.54       186850            10-10                         4,800.00
-------------------------------------------------------       --------------------------------------------------------
186765 *              10-02                       75.94       186851            10-09                         1,020.83
-------------------------------------------------------       --------------------------------------------------------
186766                10-02                    1,060.20       186853            10-02                           101.36
-------------------------------------------------------       --------------------------------------------------------
186767                10-01                      281.05       186854            10-09                           480.81
-------------------------------------------------------       --------------------------------------------------------
186769 *              10-01                    1,907.04       186855            10-08                         4,894.53
-------------------------------------------------------       --------------------------------------------------------
186770                10-02                      681.69       186856            10-01                           880.00
-------------------------------------------------------       --------------------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  4 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
186857                10-02                      585.00       186946 *          10-01                        18,793.84
-------------------------------------------------------       --------------------------------------------------------
186859 *              10-02                      169.27       186948 *          10-02                         6,204.25
-------------------------------------------------------       --------------------------------------------------------
186860                10-01                    1,143.19       186949            10-01                         8,500.00
-------------------------------------------------------       --------------------------------------------------------
186861                10-07                      509.00       186950            10-02                         5,136.42
-------------------------------------------------------       --------------------------------------------------------
186863 *              10-01                       80.20       186951            10-03                        13,698.65
-------------------------------------------------------       --------------------------------------------------------
186864                10-02                      148.10       186952            10-01                        15,000.00
-------------------------------------------------------       --------------------------------------------------------
186867 *              10-01                      688.08       186953            10-02                        12,790.00
-------------------------------------------------------       --------------------------------------------------------
186870 *              10-01                      408.00       186954            10-02                        58,255.00
-------------------------------------------------------       --------------------------------------------------------
186871                10-01                    3,652.46       186955            10-01                        32,455.00
-------------------------------------------------------       --------------------------------------------------------
186873 *              10-08                    4,540.63       186956            10-01                        20,899.00
-------------------------------------------------------       --------------------------------------------------------
186874                10-02                      693.97       186957            10-02                           935.95
-------------------------------------------------------       --------------------------------------------------------
186875                10-06                    1,418.76       186958            10-06                           250.00
-------------------------------------------------------       --------------------------------------------------------
186878 *              10-06                       78.00       186960 *          10-02                         1,209.60
-------------------------------------------------------       --------------------------------------------------------
186879                10-07                    3,492.13       186963 *          10-03                           552.18
-------------------------------------------------------       --------------------------------------------------------
186880                10-08                       75.21       186966 *          10-03                           490.86
-------------------------------------------------------       --------------------------------------------------------
186881                10-02                      424.00       186967            10-03                           630.00
-------------------------------------------------------       --------------------------------------------------------
186882                10-01                    1,102.50       186969 *          10-03                           338.28
-------------------------------------------------------       --------------------------------------------------------
186883                10-03                      242.00       186971 *          10-03                         8,675.00
-------------------------------------------------------       --------------------------------------------------------
186885                10-01                    3,750.00       186972            10-01                        35,188.35
-------------------------------------------------------       --------------------------------------------------------
186886                10-01                       78.90       186973            10-07                         6,340.20
-------------------------------------------------------       --------------------------------------------------------
186887                10-01                      344.58       186974            10-01                        17,778.43
-------------------------------------------------------       --------------------------------------------------------
186888                10-14                      353.88       186975            10-06                           428.67
-------------------------------------------------------       --------------------------------------------------------
186889                10-01                      172.00       186976            10-09                           644.09
-------------------------------------------------------       --------------------------------------------------------
186890                10-06                      298.84       186978 *          10-06                         4,140.00
-------------------------------------------------------       --------------------------------------------------------
186892 *              10-06                    1,467.36       186979            10-10                            59.97
-------------------------------------------------------       --------------------------------------------------------
186893                10-06                      214.00       186980            10-09                           262.09
-------------------------------------------------------       --------------------------------------------------------
186895 *              10-01                       29.70       186981            10-06                            16.58
-------------------------------------------------------       --------------------------------------------------------
186896                10-01                      121.00       186982            10-07                           216.00
-------------------------------------------------------       --------------------------------------------------------
186898 *              10-01                       58.80       186983            10-09                            75.17
-------------------------------------------------------       --------------------------------------------------------
186899                10-06                    3,771.34       186986 *          10-07                           352.64
-------------------------------------------------------       --------------------------------------------------------
186900                10-01                    3,980.69       186987            10-02                           398.89
-------------------------------------------------------       --------------------------------------------------------
186904 *              10-01                    3,500.00       186988            10-01                           220.69
-------------------------------------------------------       --------------------------------------------------------
186905                10-01                      937.50       186989            10-07                         5,049.00
-------------------------------------------------------       --------------------------------------------------------
186906                10-03                       75.00       186991 *          10-02                           837.36
-------------------------------------------------------       --------------------------------------------------------
186907                10-03                      962.50       186992            10-10                         1,450.52
-------------------------------------------------------       --------------------------------------------------------
186908                10-06                      585.00       186994 *          10-02                            65.60
-------------------------------------------------------       --------------------------------------------------------
186909                10-03                      167.00       186995            10-07                         4,800.00
-------------------------------------------------------       --------------------------------------------------------
186912 *              10-02                   38,985.60       186996            10-15                            25.00
-------------------------------------------------------       --------------------------------------------------------
186916 *              10-02                    6,000.00       186997            10-08                        45,305.00
-------------------------------------------------------       --------------------------------------------------------
186917                10-02                   5,772..00       186999 *          10-06                            65.57
-------------------------------------------------------       --------------------------------------------------------
186919 *              10-03                   17,594.13       187000            10-07                           592.04
-------------------------------------------------------       --------------------------------------------------------
186920                10-06                   34,277.69       187002 *          10-02                       407,610.83
-------------------------------------------------------       --------------------------------------------------------
186921                10-02                    7,919.64       187003            10-01                           315.79
-------------------------------------------------------       --------------------------------------------------------
186922                10-01                   59,866.38       187004            10-03                           718.00
-------------------------------------------------------       --------------------------------------------------------
186924 *              10-03                    7,491.70       187005            10-03                           411.72
-------------------------------------------------------       --------------------------------------------------------
186936 *              10-02                    9,035.70       187006            10-06                         4,131.75
-------------------------------------------------------       --------------------------------------------------------
186937                10-08                   10,231.84       187007            10-02                           325.00
-------------------------------------------------------       --------------------------------------------------------
186939 *              10-01                   27,368.64       187008            10-09                           268.32
-------------------------------------------------------       --------------------------------------------------------
186941 *              10-07                   18,531.62       187009            10-14                           120.00
-------------------------------------------------------       --------------------------------------------------------
186942                10-02                   10,670.41       187010            10-03                         1,929.60
-------------------------------------------------------       --------------------------------------------------------
186943                10-14                   24,141.92       187011            10-02                           569.78
-------------------------------------------------------       --------------------------------------------------------



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  5 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
187012                10-08                   12,198.40       187082            10-09                         9,000.00
-------------------------------------------------------       --------------------------------------------------------
187014 *              10-06                   20,000.00       187083            10-07                         9,330.00
-------------------------------------------------------       --------------------------------------------------------
187016 *              10-09                    2,017.20       187084            10-07                         6,750.00
-------------------------------------------------------       --------------------------------------------------------
187017                10-07                    1,027.33       187085            10-08                           252.93
-------------------------------------------------------       --------------------------------------------------------
187021 *              10-03                    1,067.60       187086            10-14                           390.00
-------------------------------------------------------       --------------------------------------------------------
187023 *              10-06                       21.22       187087            10-14                            82.19
-------------------------------------------------------       --------------------------------------------------------
187024                10-03                       96.96       187088            10-08                           535.48
-------------------------------------------------------       --------------------------------------------------------
187025                10-06                      956.00       187089            10-07                            99.16
-------------------------------------------------------       --------------------------------------------------------
187026                10-10                       20.80       187090            10-10                           248.14
-------------------------------------------------------       --------------------------------------------------------
187027                10-14                       61.31       187091            10-07                           448.87
-------------------------------------------------------       --------------------------------------------------------
187028                10-10                    1,314.69       187093            10-10                         2,522.92
-------------------------------------------------------       --------------------------------------------------------
187029                10-06                    2,436.90       187094            10-10                           591.33
-------------------------------------------------------       --------------------------------------------------------
187030                10-06                      810.00       187095            10-06                           193.21
-------------------------------------------------------       --------------------------------------------------------
187031                10-09                      125.64       187096            10-07                         2,675.18
-------------------------------------------------------       --------------------------------------------------------
187032                10-06                      478.00       187097            10-08                           500.01
-------------------------------------------------------       --------------------------------------------------------
187034 *              10-15                  457,461.00       187098            10-09                            14.00
-------------------------------------------------------       --------------------------------------------------------
187035                10-07                    3,141.00       187099            10-07                         1,352.54
-------------------------------------------------------       --------------------------------------------------------
187037 *              10-06                    3,129.85       187100            10-15                            10.10
-------------------------------------------------------       --------------------------------------------------------
187041 *              10-14                    3,500.00       187101            10-10                           245.23
-------------------------------------------------------       --------------------------------------------------------
187042                10-09                    3,370.80       187102            10-08                           131.30
-------------------------------------------------------       --------------------------------------------------------
187043                10-07                   22,620.00       187103            10-01                         2,393.98
-------------------------------------------------------       --------------------------------------------------------
187045 *              10-10                   43,037.16       187104            10-08                         1,427.00
-------------------------------------------------------       --------------------------------------------------------
187046                10-08                  803,077.00       187105            10-10                           349.80
-------------------------------------------------------       --------------------------------------------------------
187047                10-08                      233.28       187106            10-08                           425.48
-------------------------------------------------------       --------------------------------------------------------
187048                10-08                    1,984.92       187108 *          10-15                            52.00
-------------------------------------------------------       --------------------------------------------------------
187049                10-08                    2,310.00       187109            10-08                           160.45
-------------------------------------------------------       --------------------------------------------------------
187050                10-02                    2,063.06       187110            10-08                         1,279.10
-------------------------------------------------------       --------------------------------------------------------
187051                10-03                      129.32       187111            10-08                            75.26
-------------------------------------------------------       --------------------------------------------------------
187053 *              10-06                    2,311.10       187112            10-07                            34.70
-------------------------------------------------------       --------------------------------------------------------
187055 *              10-03                      613.28       187113            10-08                         1,435.41
-------------------------------------------------------       --------------------------------------------------------
187056                10-02                      343.17       187114            10-09                           557.57
-------------------------------------------------------       --------------------------------------------------------
187057                10-06                       84.42       187117 *          10-07                            27.40
-------------------------------------------------------       --------------------------------------------------------
187058                10-08                    3,967.95       187118            10-07                           609.14
-------------------------------------------------------       --------------------------------------------------------
187059                10-14                      200.00       187119            10-07                           948.29
-------------------------------------------------------       --------------------------------------------------------
187060                10-14                       32.00       187120            10-08                           138.18
-------------------------------------------------------       --------------------------------------------------------
187061                10-07                      449.25       187121            10-07                           471.97
-------------------------------------------------------       --------------------------------------------------------
187064 *              10-06                   69,500.00       187122            10-07                            55.00
-------------------------------------------------------       --------------------------------------------------------
187066 *              10-08                       89.97       187123            10-09                         3,800.00
-------------------------------------------------------       --------------------------------------------------------
187067                10-06                      238.00       187124            10-07                            50.00
-------------------------------------------------------       --------------------------------------------------------
187068                10-07                       93.54       187125            10-09                           496.00
-------------------------------------------------------       --------------------------------------------------------
187069                10-07                       37.68       187126            10-09                         2,174.00
-------------------------------------------------------       --------------------------------------------------------
187070                10-07                       30.00       187127            10-09                            32.94
-------------------------------------------------------       --------------------------------------------------------
187071                10-14                      202.12       187130 *          10-08                         1,723.83
-------------------------------------------------------       --------------------------------------------------------
187072                10-03                      l33.24       187132 *          10-07                           533.00
-------------------------------------------------------       --------------------------------------------------------
187074 *              10-10                      354.14       187133            10-14                         2,156.00
-------------------------------------------------------       --------------------------------------------------------
187075                10-03                      144.00       187134            10-14                            36.10
-------------------------------------------------------       --------------------------------------------------------
187076                10-08                    3,806.47       187136            10-07                           808.32
-------------------------------------------------------       --------------------------------------------------------
187077                10-09                      433.75       187137            10-08                           186.05
-------------------------------------------------------       --------------------------------------------------------
187078                10-09                    2,775.00       187138            10-14                         3,050.71
-------------------------------------------------------       --------------------------------------------------------
187079                10-08                    4,834.06       187139            10-14                         4,314.00
-------------------------------------------------------       --------------------------------------------------------
187081 *              10-14                      280.00       187140            10-09                         1,135.95
-------------------------------------------------------       --------------------------------------------------------



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  6 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
187141                10-09                      112.21       187196            10-09                         1,267.31
-------------------------------------------------------       --------------------------------------------------------
187142                10-08                      146.13       187197            10-09                         2,460.18
-------------------------------------------------------       --------------------------------------------------------
187143                10-06                      450.28       187199 *          10-09                           315.74
-------------------------------------------------------       --------------------------------------------------------
187144                10-09                       27.55       187201 *          10-07                             4.06
-------------------------------------------------------       --------------------------------------------------------
187145                10-14                      776.36       187203 *          10-09                           117.01
-------------------------------------------------------       --------------------------------------------------------
187146                10-10                    1,123.79       187205 *          10-10                           126.96
-------------------------------------------------------       --------------------------------------------------------
187147                10-07                       54.07       187206            10-09                           250.00
-------------------------------------------------------       --------------------------------------------------------
187148                10-06                      453.25       187207            10-10                         2,306.00
-------------------------------------------------------       --------------------------------------------------------
187150 *              10-09                    2,474.12       187208            10-08                           830.00
-------------------------------------------------------       --------------------------------------------------------
187151                10-07                      214.61       187209            10-09                           119.79
-------------------------------------------------------       --------------------------------------------------------
187152                10-15                    1,643.76       187210            10-08                           981.24
-------------------------------------------------------       --------------------------------------------------------
187153                10-10                      377.49       187211            10-08                           658.22
-------------------------------------------------------       --------------------------------------------------------
187154                10-10                      400.00       187212            10-09                           261.42
-------------------------------------------------------       --------------------------------------------------------
187155                10-07                      526.05       187213            10-14                           250.00
-------------------------------------------------------       --------------------------------------------------------
187157 *              10-14                      316.00       187214            10-06                           744.79
-------------------------------------------------------       --------------------------------------------------------
187158                10-08                      207.00       187215            10-08                            80.38
-------------------------------------------------------       --------------------------------------------------------
187159                10-09                      243.32       187216            10-14                         1,133.17
-------------------------------------------------------       --------------------------------------------------------
187160                10-09                    1,444.66       187217            10-07                            76.34
-------------------------------------------------------       --------------------------------------------------------
187161                10-07                      853.70       187218            10-07                            32.12
-------------------------------------------------------       --------------------------------------------------------
187162                10-09                      416.66       187219            10-08                           379.13
-------------------------------------------------------       --------------------------------------------------------
187163                10-07                    1,274.08       187220            10-14                           105.90
-------------------------------------------------------       --------------------------------------------------------
187164                10-09                      890.00       187221            10-08                         1,688.80
-------------------------------------------------------       --------------------------------------------------------
187165                10-08                      460.45       187222            10-14                           370.45
-------------------------------------------------------       --------------------------------------------------------
187166                10-14                    1,180.80       187223            10-14                         1,382.43
-------------------------------------------------------       --------------------------------------------------------
187167                10-07                    2,509.38       187224            10-14                           126.41
-------------------------------------------------------       --------------------------------------------------------
187168                10-14                      936.00       187225            10-07                           545.20
-------------------------------------------------------       --------------------------------------------------------
187169                10-08                    1,729.35       187226            10-10                           316.31
-------------------------------------------------------       --------------------------------------------------------
187170                10-09                    1,872.77       187227            10-07                           884.40
-------------------------------------------------------       --------------------------------------------------------
187171                10-10                      850.00       187228            10-07                         2,552.07
-------------------------------------------------------       --------------------------------------------------------
187172                10-10                    1,767.62       187229            10-10                         2,400.00
-------------------------------------------------------       --------------------------------------------------------
187173                10-07                      618.21       187230            10-06                            59.37
-------------------------------------------------------       --------------------------------------------------------
187174                10-09                    4,398.31       187231            10-09                            24.48
-------------------------------------------------------       --------------------------------------------------------
187175                10-07                    4,234.00       187232            10-07                            93.54
-------------------------------------------------------       --------------------------------------------------------
187176                10-09                    2,759.05       187234 *          10-09                            50.67
-------------------------------------------------------       --------------------------------------------------------
187178 *              10-08                       58.90       187235            10-06                         2,110.00
-------------------------------------------------------       --------------------------------------------------------
187179                10-07                      218.36       187235            10-08                         1,950.00
-------------------------------------------------------       --------------------------------------------------------
187180                10-07                       69.59       187237            10-09                           585.00
-------------------------------------------------------       --------------------------------------------------------
187181                10-06                      315.54       187239 *          10-08                           936.84
-------------------------------------------------------       --------------------------------------------------------
187182                10-14                    1,714.00       187241 *          10-07                           909.16
-------------------------------------------------------       --------------------------------------------------------
187183                10-09                    2,379.23       187242            10-09                           709.25
-------------------------------------------------------       --------------------------------------------------------
187184                10-09                      133.33       187243            10-08                         1,192.50
-------------------------------------------------------       --------------------------------------------------------
187185                10-15                    2,569.68       187244            10-09                           202.00
-------------------------------------------------------       --------------------------------------------------------
187186                10-08                      151.00       187246 *          10-08                            59.70
-------------------------------------------------------       --------------------------------------------------------
187188 *              10-08                       33.07       187247            10-07                           255.30
-------------------------------------------------------       --------------------------------------------------------
187189                10-15                      775.00       187248            10-09                           287.43
-------------------------------------------------------       --------------------------------------------------------
187190                10-07                      173.40       187249            10-08                           264.10
-------------------------------------------------------       --------------------------------------------------------
187191                10-15                    2,520.00       187250            10-09                            26.04
-------------------------------------------------------       --------------------------------------------------------
187192                10-08                      300.00       187251            10-08                         2,085.31
-------------------------------------------------------       --------------------------------------------------------
187193                10-08                    1,410.74       187252            10-07                         1,645.51
-------------------------------------------------------       --------------------------------------------------------
187194                10-09                       23.29       187253            10-09                           198.22
-------------------------------------------------------       --------------------------------------------------------
187195                10-09                      233.96       187254            10-14                           364.41
-------------------------------------------------------       --------------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  7 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
187255                10-08                      301.46       187321            10-14                        21,090.00
-------------------------------------------------------       --------------------------------------------------------
187256                10-15                      295.00       187322            10-07                        10,320.90
-------------------------------------------------------       --------------------------------------------------------
187258 *              10-07                      155.83       187323            10-10                         6,227.06
-------------------------------------------------------       --------------------------------------------------------
187260 *              10-08                      379.80       187324            10-08                        11,928.63
-------------------------------------------------------       --------------------------------------------------------
187261                10-10                      136.38       187326 *          10-14                        19,590.88
-------------------------------------------------------       --------------------------------------------------------
187262                10-14                      115.00       187327            10-09                         5,233.06
-------------------------------------------------------       --------------------------------------------------------
187263                10-07                      140.00       187328            10-09                       17, 613.50
-------------------------------------------------------       --------------------------------------------------------
187264                10-10                    1,750.05       187329            10-07                        13,181.66
-------------------------------------------------------       --------------------------------------------------------
187266 *              10-06                      430.15       187330            10-07                        36,768.60
-------------------------------------------------------       --------------------------------------------------------
187268 *              10-08                    2,350.00       187331            10-07                        35,175.05
-------------------------------------------------------       --------------------------------------------------------
187269                10-07                      100.00       187333 *          10-08                         9,847.53
-------------------------------------------------------       --------------------------------------------------------
187270                10-07                      100.00       187334            10-14                         5,500.00
-------------------------------------------------------       --------------------------------------------------------
187271                10-07                      100.00       187335            10-09                            25.00
-------------------------------------------------------       --------------------------------------------------------
187272                10-07                      100.00       187336            10-14                            13.00
-------------------------------------------------------       --------------------------------------------------------
187273                10-07                      100.00       187338 *          10-06                           134.53
-------------------------------------------------------       --------------------------------------------------------
187274                10-09                      100.00       187339            10-15                            30.00
-------------------------------------------------------       --------------------------------------------------------
187275                10-07                      100.00       187341 *          10-08                           262.01
-------------------------------------------------------       --------------------------------------------------------
187276                10-07                      100.00       187342            10-10                           238.00
-------------------------------------------------------       --------------------------------------------------------
187278 *              10-15                      100.00       187343            10-09                           124.25
-------------------------------------------------------       --------------------------------------------------------
187279                10-07                      100.00       187346 *          10-15                            60.00
-------------------------------------------------------       --------------------------------------------------------
187281 *              10-06                      100.00       187347            10-14                            66.61
-------------------------------------------------------       --------------------------------------------------------
187282                10-09                   30,811.22       187348            10-07                           160.29
-------------------------------------------------------       --------------------------------------------------------
187284 *              10-09                    6,360.00       187350 *          10-09                           644.00
-------------------------------------------------------       --------------------------------------------------------
187285                10-07                  14, 947.00       187351            10-10                           411.56
-------------------------------------------------------       --------------------------------------------------------
187286                10-14                   36,125.21       187353 *          10-10                            65.62
-------------------------------------------------------       --------------------------------------------------------
187287                10-08                   12,340.01       187354            10-09                           209.81
-------------------------------------------------------       --------------------------------------------------------
187288                10-08                   11,835.78       187357 *          10-09                            74.40
-------------------------------------------------------       --------------------------------------------------------
187289                10-15                    7,453.20       187359 *          10-10                        68,006.40
-------------------------------------------------------       --------------------------------------------------------
187290                10-14                    7,240.50       187360            10-07                        58,454.89
-------------------------------------------------------       --------------------------------------------------------
187291                10-09                  40, 701.48       187361            10-15                        28,792.52
-------------------------------------------------------       --------------------------------------------------------
187292                10-09                   68,614.93       187362            10-09                        26,880.00
-------------------------------------------------------       --------------------------------------------------------
187293                10-08                   91,699.84       187364 *          10-14                            90.00
-------------------------------------------------------       --------------------------------------------------------
187294                10-10                    6,000.82       187365            10-08                           105.00
-------------------------------------------------------       --------------------------------------------------------
187295                10-08                   20,509.81       187368 *          10-15                            50.00
-------------------------------------------------------       --------------------------------------------------------
187296                10-03                   17,324.09       187369            10-09                           190.00
-------------------------------------------------------       --------------------------------------------------------
187297                10-10                   12,676.80       187370            10-08                           480.00
-------------------------------------------------------       --------------------------------------------------------
187298                10-15                   22,808.63       187371            10-09                           158.50
-------------------------------------------------------       --------------------------------------------------------
187299                10-09                   11,385.00       187372            10-09                            60.00
-------------------------------------------------------       --------------------------------------------------------
187300                10-09                    9,998.27       187374            10-10                            66.00
-------------------------------------------------------       --------------------------------------------------------
187301                10-14                   13,400.14       187376 *          10-14                         1,700.00
-------------------------------------------------------       --------------------------------------------------------
187303 *              10-06                   13,913.95       187378 *          10-10                           848.45
-------------------------------------------------------       --------------------------------------------------------
187304                10-08                   63,348.96       187379            10-15                           188.25
-------------------------------------------------------       --------------------------------------------------------
187307 *              10-06                   17,292.30       187380            10-15                           125.00
-------------------------------------------------------       --------------------------------------------------------
187311 *              10-07                   77,054.58       187381            10-15                           454.26
-------------------------------------------------------       --------------------------------------------------------
187312                10-06                    6,102.25       187382            10-09                            50.00
-------------------------------------------------------       --------------------------------------------------------
187314 *              10-07                    5,669.67       187383            10-15                           415.67
-------------------------------------------------------       --------------------------------------------------------
187316 *              10-08                   28,851.58       187388 *          10-14                            22.23
-------------------------------------------------------       --------------------------------------------------------
187317                10-07                   67,276.36       187390 *          10-08                           311.56
-------------------------------------------------------       --------------------------------------------------------
187318                10-14                1,324,609.00       187391            10-08                            64.92
-------------------------------------------------------       --------------------------------------------------------
187319                10-07                   65,000.00       187392            10-09                            88.75
-------------------------------------------------------       --------------------------------------------------------
187320                10-14                   17,676.20       187393            10-14                           175.00
-------------------------------------------------------       --------------------------------------------------------



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  8 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
187396 *              10-15                       40.25       187515            10-15                            72.80
-------------------------------------------------------       --------------------------------------------------------
187398 *              10-08                      293.71       187516            10-14                           414.68
-------------------------------------------------------       --------------------------------------------------------
187399                10-07                      100.00       187517            10-14                           171.87
-------------------------------------------------------       --------------------------------------------------------
187400                10-14                      135.15       187519 *          10-15                         1,975.03
-------------------------------------------------------       --------------------------------------------------------
187401                10-08                      137.07       187522 *          10-15                           386.42
-------------------------------------------------------       --------------------------------------------------------
187403 *              10-08                      141.27       187524 *          10-15                            62.33
-------------------------------------------------------       --------------------------------------------------------
187404                10-07                      230.54       187525            10-15                         4,583.81
-------------------------------------------------------       --------------------------------------------------------
187405                10-08                      112.37       187533 *          10-15                           675.58
-------------------------------------------------------       --------------------------------------------------------
187406                10-08                      230.00       187534            10-15                           536.87
-------------------------------------------------------       --------------------------------------------------------
187408 *              10-15                      139.71       187536 *          10-14                           213.40
-------------------------------------------------------       --------------------------------------------------------
187411 *              10-08                      201.37       187539 *          10-15                           102.50
-------------------------------------------------------       --------------------------------------------------------
187412                10-08                      307.40       187543 *          10-15                           213.65
-------------------------------------------------------       --------------------------------------------------------
187413                10-09                   23,557.86       187550 *          10-15                           202.90
-------------------------------------------------------       --------------------------------------------------------
187418 *              10-09                       60.00       187551            10-15                         2,382.58
-------------------------------------------------------       --------------------------------------------------------
187423 *              10-10                      100.00       187554 *          10-15                         1,806.00
-------------------------------------------------------       --------------------------------------------------------
187424                10-14                    7,500.00       187556 *          10-15                           707.43
-------------------------------------------------------       --------------------------------------------------------
187425                10-15                   40,435.00       187557            10-15                           195.56
-------------------------------------------------------       --------------------------------------------------------
187428 *              10-10                       70.13       187558            10-15                           464.37
-------------------------------------------------------       --------------------------------------------------------
187430 *              10-08                      153.79       187561 *          10-15                         1,171.26
-------------------------------------------------------       --------------------------------------------------------
187431                10-14                      798.00       187562            10-15                           335.50
-------------------------------------------------------       --------------------------------------------------------
187432                10-09                    1,175.00       187563            10-14                           826.30
-------------------------------------------------------       --------------------------------------------------------
187433                10-08                      129.60       187567 *          10-15                           471.50
-------------------------------------------------------       --------------------------------------------------------
187436 *              10-10                       36.58       187569 *          10-15                           434.70
-------------------------------------------------------       --------------------------------------------------------
187437                10-14                    3,759.00       187570            10-15                         1,221.55
-------------------------------------------------------       --------------------------------------------------------
187438                10-10                       93.75       187572 *          10-15                           319.11
-------------------------------------------------------       --------------------------------------------------------
187439                10-09                    1,735.41       187574 *          10-15                           142.59
-------------------------------------------------------       --------------------------------------------------------
187440                10-14                   49,271.40       187575            10-15                         1,229.22
-------------------------------------------------------       --------------------------------------------------------
187446 *              10-09                      128.26       187576            10-15                            93.75
-------------------------------------------------------       --------------------------------------------------------
187447                10-15                      256.46       187577            10-15                           554.77
-------------------------------------------------------       --------------------------------------------------------
187449 *              10-15                      132.50       187579 *          10-14                         1,230.70
-------------------------------------------------------       --------------------------------------------------------
187450                10-10                    1,070.00       187585 *          10-15                           357.78
-------------------------------------------------------       --------------------------------------------------------
187452 *              10-15                    1,294.00       187601 *          10-15                           279.07
-------------------------------------------------------       --------------------------------------------------------
187454 *              10-14                      479.97       187603 *          10-15                           421.51
-------------------------------------------------------       --------------------------------------------------------
187455                10-14                    3,000.00       187604            10-15                         1,058.91
-------------------------------------------------------       --------------------------------------------------------
187457 *              10-10                      181.04       187610 *          10-15                         2,126.02
-------------------------------------------------------       --------------------------------------------------------
187468 *              10-14                   10,748.89       187614 *          10-15                           448.00
-------------------------------------------------------       --------------------------------------------------------
187469                10-14                   30,000.00       187618 *          10-15                            14.70
-------------------------------------------------------       --------------------------------------------------------
187473 *              10-09                      300.00       187619            10-14                         4,340.24
-------------------------------------------------------       --------------------------------------------------------
187483 *              10-15                       57.29       187621 *          10-15                            54.29
-------------------------------------------------------       --------------------------------------------------------
187485 *              10-10                    2,720.00       187622            10-14                         3,854.14
-------------------------------------------------------       --------------------------------------------------------
187491 *              10-14                      290.62       187623            10-15                         1,622.24
-------------------------------------------------------       --------------------------------------------------------
187493 *              10-14                       56.25       187624            10-15                           235.30
-------------------------------------------------------       --------------------------------------------------------
187496 *              10-14                    9,000.00       187625            10-15                         4,630.61
-------------------------------------------------------       --------------------------------------------------------
187497                10-14                    3,465.80       187635 *          10-14                           264.98
-------------------------------------------------------       --------------------------------------------------------
187504 *              10-15                      150.99       187636            10-15                           412.48
-------------------------------------------------------       --------------------------------------------------------
187505                10-15                      692.98       187637            10-15                           997.88
-------------------------------------------------------       --------------------------------------------------------
187507 *              10-15                    1,981.59       187645 *          10-14                           429.68
-------------------------------------------------------       --------------------------------------------------------
187509 *              10-15                      233.85       187647 *          10-15                         1,144.94
-------------------------------------------------------       --------------------------------------------------------
187510                10-15                      107.69       187651 *          10-15                           176.88
-------------------------------------------------------       --------------------------------------------------------
187512 *              10-15                    2,513.05       187660 *          10-15                         1,375.26
-------------------------------------------------------       --------------------------------------------------------
187514 *              10-15                    1,564.03       187665 *          10-15                           798.30
-------------------------------------------------------       --------------------------------------------------------



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                    Page  9 of 16
October 15, 2003                                                                                           0001-028588


Number                Date                       Amount       Number            Data                            Amount
-------------------------------------------------------       --------------------------------------------------------
187668 *              10-15                    1,192.50       187724            10-15                        32,922.00
-------------------------------------------------------       --------------------------------------------------------
187669                10-15                       57.56       187725            10-15                        34,019.40
-------------------------------------------------------       --------------------------------------------------------
187676 *              10-14                    1,000.00       187726            10-15                        14,335.94
-------------------------------------------------------       --------------------------------------------------------
187693 *              10-14                    1,313.48       187727            10-14                        14,583.33
-------------------------------------------------------       --------------------------------------------------------
187699 *              10-15                      100.00       187737 *          10-14                        27,932.13
-------------------------------------------------------       --------------------------------------------------------
187700                10-14                      100.00       187743 *          10-14                        10,426.04
-------------------------------------------------------       --------------------------------------------------------
187702 *              10-15                      100.00       187745 *          10-15                        29,577.15
-------------------------------------------------------       --------------------------------------------------------
187703                10-10                      100.00       187746            10-10                       326,195.55
-------------------------------------------------------       --------------------------------------------------------
187705 *              10-15                      100.00       187751 *          10-15                        69,060.80
-------------------------------------------------------       --------------------------------------------------------
187706                10-10                      100.00       187759 *          10-15                         5,003.79
-------------------------------------------------------       --------------------------------------------------------
187708 *              10-14                      100.00       187766 *          10-15                         5,720.00
-------------------------------------------------------       --------------------------------------------------------
187710 *              10-15                       27.89       187771 *          10-15                           182.00
-------------------------------------------------------       --------------------------------------------------------
187712 *              10-14                    9,651.42       187776 *          10-14                           299.69
-------------------------------------------------------       --------------------------------------------------------
187717 *              10-15                    7,816.40       187779 *          10-15                        16,290.00
-------------------------------------------------------       --------------------------------------------------------
187719 *              10-15                    6,870.00       187808 *          10-15                           151.04
-------------------------------------------------------       --------------------------------------------------------
187721 *              10-15                   52,778.27       187829 *          10-15                           565.99
-------------------------------------------------------       --------------------------------------------------------
187723 *              10-15                   97,072.27       * Skip in check sequence
-------------------------------------------------------




DEBITS

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                               120,000.00
            BOH FUNDS TRANSFER 100103 031001001842701
            DO 10823282
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                             2,405,000.00
            BOH FUNDS TRANSFER 100103 031001001414701
            DO 029414
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                             1,200,000.00
            BOH FUNDS TRANSFER 100103 031001001407701
            DO 029412
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                               375,000.00
            BOH FUNDS TRANSFER 100103 031001001400701
            DO 029410
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                               335,000.00
            BOH FUNDS TRANSFER 100103 031001001409701
            DO 029413
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                               229,206.65
            BOH FUNDS TRANSFER 100103 031001001397701
            DO 029408
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                                82,166.00
            BOH FUNDS TRANSFER 100103 031001001419701
            DO 029416
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                                42,022.00
            BOH FUNDS TRANSFER 100103 031001001417701
            DO 029415
---------------------------------------------------------------------------------------------------------
10-01       Outgoing Wire Trnsfr                                                                 4,720.00
            BOH FUNDS TRANSFER 100103 031001001399701
            DO 029409
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                                   8,422.91
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 10 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                                     656.16
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                                 444,890.88
            TRANSFER TO CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                                  14,569.74
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                                     854.31
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-02       Debit Memo                                                                           2,776.84
---------------------------------------------------------------------------------------------------------
10-02       Outgoing Wire Trnsfr                                                                28,700.00
            BOH FUNDS TRANSFER 100203 031002000896701
            DO 029465
---------------------------------------------------------------------------------------------------------
10-02       Outgoing Wire Trnsfr                                                                 4,749.70
            BOH FUNDS TRANSFER 100203 031002000899701
            DO 029466
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                        3,445,422.02
            HAWAIIAN AIR PAYROLL 031002 -SETT-B HAWNAIR
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                          101,987.13
            BP WEST COAST PR EFT DEBIT 274441794011399
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                            2,236.11
            Intl Banking Dep TRADE_SVCS 100203 ISB SO8 1754-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                              272.49
            Intl Banking Dep TRADE_SVCS 00203 ISB S081727-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                               62.93
            Intl Banking Dep TRADE_SVCS 100203 ISB S081729-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                               53.38
            Intl Banking Dep TRADE_SVCS 100203 ISB S081752-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                               37.50
            Intl Banking Dep TRADE_SVCS 100203 ISB S081728-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       ACH Debit                                                                               37.50
            Intl Banking Dep TRADE_SVCS 100203 ISB SO81730-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                                   7,568.07
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                                   2,312.86
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                                 101,928.20
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 11 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                                   1,321.88
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                               750,000.00
            BOH FUNDS TRANSFER 100303 031003000796701
            DO 029519
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                               320,580.33
            BOH FUNDS TRANSFER 100303 031003000803701
            DO 029523
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                               250,000.00
            BOH FUNDS TRANSFER 100303 031003000802701
            D0 029522
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                                49,854.85
            BOH FUNDS TRANSFER 100303 031003000799701
            DO 029521
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                                32,876.90
            BOH FUNDS TRANSFER 100303 031003000798701
            DO 029520
---------------------------------------------------------------------------------------------------------
10-03       Outgoing Wire Trnsfr                                                                10,000.00
            BOH FUNDS TRANSFER 100303 031003000805701
            DO 029524
---------------------------------------------------------------------------------------------------------
10-03       ACH Debit                                                                        1,687,943.06
            HAWAIIAN AIRLINE TAX PMTS 031003 -SETT-BOH MAXUS
---------------------------------------------------------------------------------------------------------
10-03       ACH Debit                                                                           26,683.63
            BP WEST COAST PR EFT DEBIT 275441918012999
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                                  89,459.61
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                                     423.09
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                                109,189.63
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                                     417.79
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-06       Outgoing Wire Trnsfr                                                                 3,262.25
            SOH FUNDS TRANSFER 100603 031006001399701
            10823324
---------------------------------------------------------------------------------------------------------
10-06       Outgoing Wire Trnsfr                                                                   104.22
            BOH FUNDS TRANSFER 100603 031006001414701
            10823325
---------------------------------------------------------------------------------------------------------
10-06       Outgoing Wire Trnsfr                                                               249,659.74
            BOH FUNDS TRANSFER 100603 031006000812701
            DO 029571
---------------------------------------------------------------------------------------------------------
10-06       Outgoing Wire Trnsfr                                                                23,868.00
            BOH FUNDS TRANSFER 100603 031006000805701
            DO 029568




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 12 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-06       Outgoing Wire Trnsfr                                                                21,500.00
            BOH FUNDS TRANSFER 100603 031006000806701
            DO029569
---------------------------------------------------------------------------------------------------------
10-06       ACH Debit                                                                          296,801.65
            BP WEST COAST PR EFT DEBIT 276441656012899
---------------------------------------------------------------------------------------------------------
10-06       ACH Debit                                                                           24,063.86
            EMPLOYMENT DEVEL EDD EFTPMT 100303 TXP*08817066*01100
            *031003*T*302162*T*2104224*T*2406386\
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                                 183,118.19
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                                   4,202.20
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                               2,681,340.87
            TRANSFER TO CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                                  95,653.46
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                                     795.70
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-07       Outgoing Wire Trnsfr                                                               933,236.65
            BOH FUNDS TRANSFER 100703 031007000753701
            DO 029618
---------------------------------------------------------------------------------------------------------
10-07       ACH Debit                                                                              183.36
            Intl Banking Dep TRADE_SVCS 100703 ISB S081620-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-07       ACH Debit                                                                               63.89
            Intl Banking Dep TRADE_SVCS 100703 ISB S081619-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                                 262,707.85
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                                   9,442.74
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                               1,463,552.30
            TRANSFER TO CAT GOV SEC FUNDS
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                                  29,857.78
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                                   9,021.15
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-08       Outgoing Wire Trnsfr                                                               370,000.00
            BOH FUNDS TRANSFER 100803 031008000853701
            DO 029670




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 13 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-08       ACH Debit                                                                              717.73
            Intl Banking Dep TRADE_SVCS 100203 ISB SO8 2016-PCH001
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                                  75,301.56
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                                   2,116.11
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                               2,214,377.03
            TRANSFER TO CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                                  28,911.48
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                                   5,803.42
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-09       Outgoing Wire Trnsfr                                                                28,700.00
            BOH FUNDS TRANSFER 100903 031009000301701
            DO 029705
---------------------------------------------------------------------------------------------------------
10-09       ACH Debit                                                                        2,045,558.74
            HAWAIIAN AIRLINE TAX PMTS 031009 -SETT-BOH MAXUS
---------------------------------------------------------------------------------------------------------
10-09       ACH Debit                                                                          130,326.92
            BP WEST COAST PR EFT DEBIT 281441669013299
---------------------------------------------------------------------------------------------------------
10-09       ACH Debit                                                                              319.44
            Intl Banking Dep TRADE_SVCS 100903 ISB SO8 1839-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-09       ACH Debit                                                                               65.61
            Intl Banking Dep TRADE_SVCS 100903 ISB S081621-PCH002
            LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                                  40,198.54
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                                   1,187,12
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014737
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                                  35,075.52
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                                   6,618.37
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-10       Debit Memo                                                                               5.99
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                               750,000.00
            BOH FUNDS TRANSFER 101003 031010000684701
            DO 029770
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                               721,459.39
            BOH FUNDS TRANSFER 101003 031010000702701
            DO 029779




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 14 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                               446,592.78
            BOH FUNDS TRANSFER 101003 031010000683701
            DO 029769
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                               250,000.00
            BOH FUNDS TRANSFER 101003 031010000689701
            DO 029773
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                               121,649.14
            BOH FUNDS TRANSFER 101003 031010000691701
            00 029774
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                                46,824.46
            BOH FUNDS TRANSFER 101003 031010000685701
            DO 029771
---------------------------------------------------------------------------------------------------------
10-10       Outgoing Wire Trnsfr                                                                14,888.65
            BOH FUNDS TRANSFER 101003 031010000688701
            DO 029772
---------------------------------------------------------------------------------------------------------
10-10       ACH Debit                                                                           51,785.41
            BP WEST COAST PR EFT DEBIT 282442354011499
---------------------------------------------------------------------------------------------------------
10-10       ACH Debit                                                                           19,245.46
            HAWAIIAN AIRLINE TAX PMTS 031010 -SETT-B0H MAXUS
---------------------------------------------------------------------------------------------------------
10-10       ACH Debit                                                                            5,000.00
            BBC ACCT XFER TRANSFER
---------------------------------------------------------------------------------------------------------
10-10       ACH Debit                                                                            1,095.00
            STATE OF COLORAD STATETAX 100903 TXP*37101050020000
            0*00011*030930*T*0000109500*U*0000000000*U*0000000000*
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                                  43,550.49
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                                     351.44
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                                      46.96
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                                     875.89
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-14       Outgoing Wire Trnsfr                                                                27,056.00
            BOH FUNDS TRANSFER 101403 031014002170701
            10834976
---------------------------------------------------------------------------------------------------------
10-14       Outgoing Wire Trnsfr                                                                22,500.00
            BOH FUNDS TRANSFER 101403 031014002146701
            10834977
---------------------------------------------------------------------------------------------------------
10-14       Outgoing Wire Trnsfr                                                                21,500.00
            BOH FUNDS TRANSFER 101403 031014001088701
            DO 029839
---------------------------------------------------------------------------------------------------------
10-14       Outgoing Wire Trnsfr                                                                 1,312.50
            BOW FUNDS TRANSFER 101403 031014001335701
            DO 029848
---------------------------------------------------------------------------------------------------------
10-14       Outgoing Wire Trnsfr                                                                 1,122.31
            BOW FUNDS TRANSFER 101403 031014001333701
            DO 029847




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 15 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                      Subtractions
---------------------------------------------------------------------------------------------------------
10-14       ACH Debit                                                                          226,024.71
            BP WEST COAST PR EFT DEBIT 2834401 10014099
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                                  20,523.72
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                                   1,372.70
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                               6,027,361.05
            TRANSFER TO CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                                  13,315.92
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028677
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                                   2,367.16
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693
---------------------------------------------------------------------------------------------------------
10-15       Outgoing Wire Trnsfr                                                               899,057.47
            BOH FUNDS TRANSFER 101503 031015001297701
            DO 029920
---------------------------------------------------------------------------------------------------------
10-15       Outgoing Wire Trnsfr                                                               391,000.00
            BOH FUNDS TRANSFER 101503 031015001477701
            DO 029921
---------------------------------------------------------------------------------------------------------
10-15       Outgoing Wire Trnsfr                                                               351,321.29
            BOH FUNDS TRANSFER 101503 031015001294701
            DO 029918
---------------------------------------------------------------------------------------------------------
10-15       Outgoing Wire Trnsfr                                                               277,732.97
            BOH FUNDS TRANSFER 101503 031015001295701
            DO 029919
---------------------------------------------------------------------------------------------------------
10-15       Outgoing Wire Trnsfr                                                                   971.10
            BOH FUNDS TRANSFER 101503 031015001483701
            DO 029922
---------------------------------------------------------------------------------------------------------
10-15       Automatic Transfer                                                                  29,024.85
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014129
---------------------------------------------------------------------------------------------------------
10-15       Automatic Transfer                                                                     729.86
            TRANSFER TO CONCENTRATION ACCOUNT
            0001014137
---------------------------------------------------------------------------------------------------------
10-15       Automatic Transfer                                                               1,250,957.82
            TRANSFER TO CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-15       Automatic Transfer                                                                     736.33
            TRANSFER TO CONCENTRATION ACCOUNT
            0080463693




CREDITS

Date        Description                                                                         Additions
---------------------------------------------------------------------------------------------------------
10-01       Automatic Transfer                                                               3,380,833.56
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 16 of 16
October 15, 2003                                                                              0001-028588

Date        Description                                                                         Additions
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                               2,987,059.24
            TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963050
---------------------------------------------------------------------------------------------------------
10-02       Automatic Transfer                                                               1,155,904.91
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                               2,172,062.37
            TRANSFER FROM CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-03       Automatic Transfer                                                               3,623,192.22
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-06       Automatic Transfer                                                               3,999,434.01
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-06       ACH Credit                                                                           1,098.17
            HAWAIIAN AIR RETURN 031006 -SETT-BOH RETR
---------------------------------------------------------------------------------------------------------
10-07       Automatic Transfer                                                               1,197,808.21
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-08       Automatic Transfer                                                               3,592,901.69
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                               1,177,887.50
            TRANSFER FROM CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-09       Automatic Transfer                                                               1,273,352.28
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                               2,170,265.22
            TRANSFER FROM CAT GOV SEC FUND-S
            00000000800963050
---------------------------------------------------------------------------------------------------------
10-10       Automatic Transfer                                                               1,439,024.05
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-14       Automatic Transfer                                                               9,148,578.68
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424
---------------------------------------------------------------------------------------------------------
10-15       Automatic Transfer                                                               4,146,312.84
            TRANSFER FROM CONCENTRATION ACCOUNT
            0001042424




DAILY BALANCES
Date              Amount               Date         Amount               Date        Amount
------------------------------         -------------------------         ------------------------
09-30             4,926,225.00         10-06        5,020,761.00         10-10       2,485,877.00
------------------------------         -------------------------         ------------------------
10-01             2,725,238.75         10-07        3,008,982.00         10-14       3,554,749.00
------------------------------         -------------------------         ------------------------
10-02             2,533,685.00         10-08        2,660,668.00         10-15       3,509,099.00
------------------------------         -------------------------         ------------------------
10-03             4,846,000.00         10-09        2,520,967.00
------------------------------         -------------------------



[LOGO OMITTED] Bank of Hawaii                    Statement of Account

Last statement: October 15, 2003                 Account: 0001-028588
This statement: October 31, 2003                 Page 1 of 19
Total days in statement period: 16               Number of Enclosures: (943)

                                                 Direct inquiries to:
                                                 888-643-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                  BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                     P.O. BOX 2900
HONOLULU HI 96820                                HONOLULU HI 96846


------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS 'YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO Tr4ANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODA Yl MEMBER FDIC.

------------------------------------------------------------------------------


Business Cash Advantage
Account number                                 0001-028588  Beginning balance             $3,509,099.00
Enclosures                                             943  Total additions               52,932,479.29
Low balance                                  $2,485,877.00  Total subtractions            53,408,013.29
                                                                                      ---------------------
Average balance                              $3,042,750.85  Ending balance                $3,033,565.00




CHECKS

Number                    Date                     Amount     Number              Date                     Amount
---------------------------------------------------------     ---------------------------------------------------
182207                    10-22                     41.65     186265 *            10-17                    216.00
---------------------------------------------------------     ---------------------------------------------------
182945 *                  10-20                     36.45     186272 *            10-27                    216.00
---------------------------------------------------------     ---------------------------------------------------
183681 *                  10-16                      8.59     186276 *            10-27                    432.00
---------------------------------------------------------     ---------------------------------------------------
185780 *                  10-28                    117.02     186277              10-27                    216.00
---------------------------------------------------------     ---------------------------------------------------
185840 *                  10-17                     78.00     186469 *            10-17                    328.00
---------------------------------------------------------     ---------------------------------------------------
185859 *                  10-16                     44.01     186506 *            10-17                     45.00
---------------------------------------------------------     ---------------------------------------------------
185860                    10-20                    232.85     186589 *            10-20                    406.25
---------------------------------------------------------     ---------------------------------------------------
185868 *                  10-20                     52.07     186606 *            10-21                    120.13
---------------------------------------------------------     ---------------------------------------------------
186154 *                  10-20'                   518.40     186692 *            10-16                     26.00
---------------------------------------------------------     ---------------------------------------------------
186156 *                  10-20                    129.60     186693              10-20                    520.00
---------------------------------------------------------     ---------------------------------------------------
186162 *                  10-24                    129.60     186832 *            10-21                     55.00
---------------------------------------------------------     ---------------------------------------------------
186172 *                  10-22                    216.00     186865 *            10-20                    250.00
---------------------------------------------------------     ---------------------------------------------------
186178 *                  10-28                    129.60     186901 *            10-20                     40.00
---------------------------------------------------------     ---------------------------------------------------
186183 *                  10-17                    216.00     186902              10-20                     40.00
---------------------------------------------------------     ---------------------------------------------------
186184                    10-17                    129.60     186959 *            10-20                     30.00
---------------------------------------------------------     ---------------------------------------------------
186207 *                  10-22                    126.43     186977 *            10-16                     13.00
---------------------------------------------------------     ---------------------------------------------------
186244 *                  10-21                    216.00     186990 *            10-22                     42.94
---------------------------------------------------------     ---------------------------------------------------
186246 *                  10-23                    216.00     187015 *            10-16                  7,737.24
---------------------------------------------------------     ---------------------------------------------------
186256 *                  10-16                    561.60     187018 *            10-20                     31.52
---------------------------------------------------------     ---------------------------------------------------
186263 *                  10-31                    216.00     187019              10-20                     88.34
---------------------------------------------------------     ---------------------------------------------------


[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
 This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $____________

     Add deposits and transfers to this account; not yet reflected on this statement:
         $_______________  $_______________
         $_______________  $_______________
         $_______________  $_______________                   +) $____________

     Sub-Total:                                               =  $____________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________ -) $____________

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                  =  $____________

------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3688
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                             [LOGO]
                                                                     [OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (7-2003)                                                        LENDER



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  2 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
187020              10-27                        76.50            187384 *          10-16                    741.50
------------------------------------------------------            -------------------------------------------------
187022 *            10-21                       221.62            187385            10-28                    650.00
------------------------------------------------------            -------------------------------------------------
187033 *            10-17                   154,800.00            187389 *          10-16                    442.10
------------------------------------------------------            -------------------------------------------------
187036 *            10-17                       325.00            187394 *          10-16                    724.03
------------------------------------------------------            -------------------------------------------------
187038 *            10-27                     1,500.00            187395            10-23                  1,230.38
------------------------------------------------------            -------------------------------------------------
187039              10-22                       750.00            187397 *          10-27                    350.00
------------------------------------------------------            -------------------------------------------------
187040              10-17                     2,000.00            187402 *          10-21                    238.00
------------------------------------------------------            -------------------------------------------------
187052 *            10-22                       301.59            187407 *          10-17                    245.00
------------------------------------------------------            -------------------------------------------------
187054 *            10-21                     3,417.00            187409 *          10-28                      1.81
------------------------------------------------------            -------------------------------------------------
187065 *            10-24                        39.64            187410            10-20                    549.25
------------------------------------------------------            -------------------------------------------------
187092 *            10-16                        75.20            187417 *          10-21                    190.92
------------------------------------------------------            -------------------------------------------------
187107 *            10-30                       119.58            187419 *          10-22                    721.57
------------------------------------------------------            -------------------------------------------------
187115 *            10-16                       276.45            187420            10-21                    759.99
------------------------------------------------------            -------------------------------------------------
187128 *            10-27                        45.50            187421            10-20                    142.50
------------------------------------------------------            -------------------------------------------------
187129              10-17                     1,643.66            187422            10-20                    738.00
------------------------------------------------------            -------------------------------------------------
187131 *            10-17                        44.00            187426 *          10-16                    836.00
------------------------------------------------------            -------------------------------------------------
187135 *            10-21                       355.50            187427            10-16                    236.92
------------------------------------------------------            -------------------------------------------------
187149 *            10-23                     3,155.17            187434 *          10-16                    324.35
------------------------------------------------------            -------------------------------------------------
187156 *            10-20                     1,567.84            187435            10-16                  1,600.00
------------------------------------------------------            -------------------------------------------------
187177 *            10-16                        65.09            187441 *          10-16                    103.50
------------------------------------------------------            -------------------------------------------------
187187 *            10-16                       330.55            187442            10-17                     40.00
------------------------------------------------------            -------------------------------------------------
187198 *            10-16                       187.60            187443            10-30                    450.00
------------------------------------------------------            -------------------------------------------------
187200 *            10-17                       718.67            187444            10-21                     79.38
------------------------------------------------------            -------------------------------------------------
187202 *            10-21                     2,650.00            187445            10-17                    272.55
------------------------------------------------------            -------------------------------------------------
187204 *            10-31                        64.35            187448 *          10-17                    330.00
------------------------------------------------------            -------------------------------------------------
187233 *            10-17                     4,596.56            187451 *          10-24                    172.49
------------------------------------------------------            -------------------------------------------------
187238 *            10-21                       468.72            187453 *          10-29                  2,955.34
------------------------------------------------------            -------------------------------------------------
187240 *            10-20                       753.00            187458 *          10-16                  3,100.00
------------------------------------------------------            -------------------------------------------------
187245 *            10-23                        42.11            187459            10-16                     52.00
------------------------------------------------------            -------------------------------------------------
187257 *            10-20                     3,000.00            187460            10-17                    110.44
------------------------------------------------------            -------------------------------------------------
187259 *            10-22                       220.00            187461            10-27                     50.00
------------------------------------------------------            -------------------------------------------------
187265 *            10-20                        30.00            187462            10-16                    981.24
------------------------------------------------------            -------------------------------------------------
187267 *            10-17                     5,000.00            187463            10-16                     44.92
------------------------------------------------------            -------------------------------------------------
187277 *            10-20                       100.00            187464            10-21                  4,947.87
------------------------------------------------------            -------------------------------------------------
187280 *            10-21                       100.00            187465            10-16                  1,316.00
------------------------------------------------------            -------------------------------------------------
187283 *            10-16                    17,442.44            187467 *          10-16                 12,146.00
------------------------------------------------------            -------------------------------------------------
187302 *            10-29                     8,320.00            187470 *          10-16                    714.46
------------------------------------------------------            -------------------------------------------------
187313 *            10-30                    32,812.61            187472 *          10-20                     13.00
------------------------------------------------------            -------------------------------------------------
187325 *            10-20                    14,766.91            187474 *          10-16                    353.81
------------------------------------------------------            -------------------------------------------------
187332 *            10-27                     6,417.58            187475            10-28                     13.00
------------------------------------------------------            -------------------------------------------------
187337 *            10-20                       326.50            187477 *          10-17                     16.66
------------------------------------------------------            -------------------------------------------------
187344 *            10-27                       304.49            187478            10-17                    328.47
------------------------------------------------------            -------------------------------------------------
187345              10-23                        18.00            187479            10-16                     73.86
------------------------------------------------------            -------------------------------------------------
187349 *            10-16                       110.58            187480            10-20                    107.22
------------------------------------------------------            -------------------------------------------------
187355 *            10-29                     3,044.96            187484-           10-16                  2,456.34
------------------------------------------------------            -------------------------------------------------
187356              10-23                       386.59            187486 *          10-16                    315.73
------------------------------------------------------            -------------------------------------------------
187358 *            10-20                       185.00            187487            10-16                     31.04
------------------------------------------------------            -------------------------------------------------
187363 *            10-20                    17,756.80            187488            10-16                     77.60
------------------------------------------------------            -------------------------------------------------
187366 *            10-17                       200.00            187489            10-16                    828.72
------------------------------------------------------            -------------------------------------------------
187375 *            10-21                        30.00            187490            10-23                     84.00
------------------------------------------------------            -------------------------------------------------
187377 *            10-22                       350.65            187492 *          10-20                    266.12
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  3 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
187494 *            10-16                     1,170.00            187595            10-16                    247.50
------------------------------------------------------            -------------------------------------------------
187495              10-16                     4,710.00            187596            10-16                  1,163.46
------------------------------------------------------            -------------------------------------------------
187498 *            10-16                       390.99            187597            10-16                  1,565.05
------------------------------------------------------            -------------------------------------------------
187499              10-23                        55.00            187598            10-17                     90.00
------------------------------------------------------            -------------------------------------------------
187500              10-16                        94.63            187599            10-22                     65.18
------------------------------------------------------            -------------------------------------------------
187501              10-17                     1,657.44            187600            10-17                    138.94
------------------------------------------------------            -------------------------------------------------
187503 *            10-17                       667.50            187602 *          10-16                    106.34
------------------------------------------------------            -------------------------------------------------
187506 *            10-21                        68.07            187605 *          10-16                    560.00
------------------------------------------------------            -------------------------------------------------
187511 *            10-21                     1,785.00            187606            10-17                    209.78
------------------------------------------------------            -------------------------------------------------
187513 *            10-16                       365.00            187607            10-16                      7.29
------------------------------------------------------            -------------------------------------------------
187518 *            10-16                     3,379.82            187608            10-20                     78.00
------------------------------------------------------            -------------------------------------------------
187520 *            10-20                        93.66            187609            10-17                     25.60
------------------------------------------------------            -------------------------------------------------
187521 .            10-24                       830.73            187611 *          10-16                  1,260.42
------------------------------------------------------            -------------------------------------------------
187527 *            10-16                       409.98            187612            10-17                     48.00
------------------------------------------------------            -------------------------------------------------
187529 *            10-22                     2,080.80            187613            10-17                    962.50
------------------------------------------------------            -------------------------------------------------
187530              10-22                       395.20            187615 *          10-16                    729.42
------------------------------------------------------            -------------------------------------------------
187531              10-17                     1,267.20            187616            10-16                     59.37
------------------------------------------------------            -------------------------------------------------
187532              10-20                        13.57            187617            10-16                  1,043.87
------------------------------------------------------            -------------------------------------------------
187535 *            10-17                       995.39            187620 *          10-16                  4,142.00
------------------------------------------------------            -------------------------------------------------
187537 *            10-23                       953.50            187626 *          10-16                    929.47
------------------------------------------------------            -------------------------------------------------
187538              10-17                     1,125.00            187627            10-17                  2,500.00
------------------------------------------------------            -------------------------------------------------
187540 *            10-16                        30.20            187628            10-16                    164.15
------------------------------------------------------            -------------------------------------------------
187541              10-17                        20.00            187629            10-16                    477.61
------------------------------------------------------            -------------------------------------------------
187544 *            10-17                     2,412.14            187630            10-16                    703.82
------------------------------------------------------            -------------------------------------------------
187545              10-20                       583.68            187631            10-16                    408.79
------------------------------------------------------            -------------------------------------------------
187546              10-17                       268.53            187632            10-17                    394.29
------------------------------------------------------            -------------------------------------------------
187547              10-16                     2,425.89            187633            10-16                    452.25
------------------------------------------------------            -------------------------------------------------
187548              10-16                       449.91            187634            10-17                    331.00
------------------------------------------------------            -------------------------------------------------
187552 *            10-22                       380.58            187638 *          10-17                    270.83
------------------------------------------------------            -------------------------------------------------
187553              10-20                       479.85            187639            10-17                    754.77
------------------------------------------------------            -------------------------------------------------
187555 *            10-20                     2,876.00            187640            10-17                    770.00
------------------------------------------------------            -------------------------------------------------
187559 *            10-16                       139.95            187641            10-20                  4,043.64
------------------------------------------------------            -------------------------------------------------
187560              10-16                       218.86            187642            10-16                  2,127.07
------------------------------------------------------            -------------------------------------------------
187564 *            10-16                        43.35            187644 *          10-20                  1,118.62
------------------------------------------------------            -------------------------------------------------
187565              10-20                       126.29            187646 *          10-17                    965.57
------------------------------------------------------            -------------------------------------------------
187566              10-20                     3,346.42            187648 *          10-16                     97.50
------------------------------------------------------            -------------------------------------------------
187568 *            10-16                       140.00            187649            10-17                    232.00
------------------------------------------------------            -------------------------------------------------
187571 *            10-16                       259.98            187650            10-17                    221.95
------------------------------------------------------            -------------------------------------------------
187573 *            10-16                       470.00            187653 *          10-17                    122.30
------------------------------------------------------            -------------------------------------------------
187578 *            10-20                     2,659.30            187654            10-16                  3,900.00
------------------------------------------------------            -------------------------------------------------
187580 *            10-21                     2,978.80            187655            10-16                    430.22
------------------------------------------------------            -------------------------------------------------
187581              10-16                       800.00            187656            10-16                     17.17
------------------------------------------------------            -------------------------------------------------
187583 *            10-23                       302.37            187657            10-16                  1,526.00
------------------------------------------------------            -------------------------------------------------
187584              10-20                     1,521.00            187658            10-21                  2,600.14
------------------------------------------------------            -------------------------------------------------
187586 *            10-24                     1,537.07            187659            10-16                  4,038.57
------------------------------------------------------            -------------------------------------------------
187588 *            10-17                     3,180.00            187661 *          10-23                    390.17
------------------------------------------------------            -------------------------------------------------
187589              10-20                       338.54            187662            10-17                    709.38
------------------------------------------------------            -------------------------------------------------
187590              10-17                     3,058.42            187663            10-17                  2,419.95
------------------------------------------------------            -------------------------------------------------
187591              10-23                       325.00            187664            10-17                  1,113.11
------------------------------------------------------            -------------------------------------------------
187592              10-16                       664.29            187666 *          10-17                  2,251.18
------------------------------------------------------            -------------------------------------------------
187594 *            10-20                       349.77            187667            10-20                      6.70
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  4 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
187670 *            10-20                     2,057.99            187763            10-17                 41,505.24
------------------------------------------------------            -------------------------------------------------
187671              10-20                       755.43            187764            10-20                 39,974.50
------------------------------------------------------            -------------------------------------------------
187672              10-22                     2,077.13            187765            10-22                 13,307.98
------------------------------------------------------            -------------------------------------------------
187673              10-22                       956.00            187768 *          10-24                  5,981.47
------------------------------------------------------            -------------------------------------------------
187674              10-17                       905.84            187769            10-20                 20,000.00
------------------------------------------------------            -------------------------------------------------
187675              10-16                     2,126.04            187770            10-17                    720.94
------------------------------------------------------            -------------------------------------------------
187677 *            10-16                        48.00            187772 *          10-20                     99.30
------------------------------------------------------            -------------------------------------------------
187678              10-22                       707.06            187773            10-16                    958.75
------------------------------------------------------            -------------------------------------------------
187679              10-16                     3,687.03            187774            10-17                     57.55
------------------------------------------------------            -------------------------------------------------
187680              10-16                        90.00            187775            10-21                  1,596.00
------------------------------------------------------            -------------------------------------------------
187681              10-20                       571.61            187777 *          10-17                    275.13
------------------------------------------------------            -------------------------------------------------
187682              10-16                     1,255.48            187778            10-16                  1,761.87
------------------------------------------------------            -------------------------------------------------
187684 *            10-16                       132.92            187781 *          10-23                    788.02
------------------------------------------------------            -------------------------------------------------
187685              10-22                       208.53            187782            10-20                    427.49
------------------------------------------------------            -------------------------------------------------
187686              10-16                     2,585.08            187784 *          10-20                    589.18
------------------------------------------------------            -------------------------------------------------
187687              10-22                       232.00            187785            10-29                  1,623.61
------------------------------------------------------            -------------------------------------------------
187688              10-30                        78.00            187787 *          10-16                     94.92
------------------------------------------------------            -------------------------------------------------
187689              10-16                        63.30            187789 *          10-28                     43.20
------------------------------------------------------            -------------------------------------------------
187690              10-16                       379.00            187790            10-21                    127.84
------------------------------------------------------            -------------------------------------------------
187691              10-17                       522.00            187791            10-31                    302.40
------------------------------------------------------            -------------------------------------------------
187692              10-17.                      140.00            187792            10-29                     63.07
------------------------------------------------------            -------------------------------------------------
187694 *            10-17                        46.50            187793            10-28                     45.50
------------------------------------------------------            -------------------------------------------------
187696 *            10-17                       100.00            187796 *          10-20                    145.83
------------------------------------------------------            -------------------------------------------------
187697              10-16                       100.00            187797            10-17                    394.47
------------------------------------------------------            -------------------------------------------------
187698              10-21                       100.00            187798            10-29                    561.60
------------------------------------------------------            -------------------------------------------------
187701 *            10-17                       100.00            187799            10-20                    216.00
------------------------------------------------------            -------------------------------------------------
187707 *            10-21                       100.00            187800            10-28                    129.60
------------------------------------------------------            -------------------------------------------------
187709 *            10-28                       360.27            187801            10-27                     43.20
------------------------------------------------------            -------------------------------------------------
187711 *            10-16                    32,574.50            187802            10-21                    432.00
------------------------------------------------------            -------------------------------------------------
187713 *            10-20                     5,185.60            187803            10-17                    259.20
------------------------------------------------------            -------------------------------------------------
187714              10-17                     5,962.54            187804            10-21                  1,380.00
------------------------------------------------------            -------------------------------------------------
187715              10-16                     6,225.02            187805            10-21                  1,014.50
------------------------------------------------------            -------------------------------------------------
187716              10-17                    79,277.83            187807            10-22                    562.06
------------------------------------------------------            -------------------------------------------------
187718 *            10-16                    54,446.08            187810 *          10-16                  1,273.30
------------------------------------------------------            -------------------------------------------------
187720 *            10-16                    19,965.23            187812 *          10-27                    349.44
------------------------------------------------------            -------------------------------------------------
187722 *            10-20                     5,782.40            187813            10-30                    555.00
------------------------------------------------------            -------------------------------------------------
187728 *            10-16                   134,801.43            187814            10-17                  3,354.00
------------------------------------------------------            -------------------------------------------------
187744 *            10-20                     6,390.00            187815            10-17                     41.40
------------------------------------------------------            -------------------------------------------------
187748 *            10-17                     6,079.63            187816            10-20                    819.50
------------------------------------------------------            -------------------------------------------------
187749              10-17                    18,400.00            187817            10-20                 20,762.35
------------------------------------------------------            -------------------------------------------------
187750              10-20                    88,267.51            187819 *          10-20                     80.72
------------------------------------------------------            -------------------------------------------------
187752 *            10-17                    12,759.06            187820            10-21                     30.00
------------------------------------------------------            -------------------------------------------------
187753              10-21                   105,000.00            187821            10-17                    478.57
------------------------------------------------------            -------------------------------------------------
187754              10-16                     9,723.00            187827 *          10-23                     13.00
------------------------------------------------------            -------------------------------------------------
187755              10-16                    42,795.00            187828            10-20                     13.00
------------------------------------------------------            -------------------------------------------------
187756              10-21                    10,823.91            187831 *          10-22                    103.84
------------------------------------------------------            -------------------------------------------------
187757              10-20                     6,000.00            187832            10-23                     19.00
------------------------------------------------------            -------------------------------------------------
187758              10-17                   117,013.50            187834 *          10-16                    407.24
------------------------------------------------------            -------------------------------------------------
187760 *            10-17                     5,494.47            187835            10-28                    117.21
------------------------------------------------------            -------------------------------------------------
187761              10-17                    64,023.33            187836            10-21                    198.94
------------------------------------------------------            -------------------------------------------------
187762              10-17                     5,510.04            187837            10-24                    584.17
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  5 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
187839 *            10-24                       780.85            . 187895          10-22                  1,084.76
------------------------------------------------------            -------------------------------------------------
187840              10-22                       115.43            187896            10-17                    521.00
------------------------------------------------------            -------------------------------------------------
187841              10-23                     2,129.59            187897            10-16                    187.91
------------------------------------------------------            -------------------------------------------------
187842              10-21                       513.07            187898            10-27                    528.69
------------------------------------------------------            -------------------------------------------------
187843              10-21                     5,588.00            187899            10-27                     64.00
------------------------------------------------------            -------------------------------------------------
187844              10-21                     9,259.75            187900            10-28                    745.92
------------------------------------------------------            -------------------------------------------------
187845              10-20                    50,876.70            187901            10-24                    382.47
------------------------------------------------------            -------------------------------------------------
187846              10-23                    25,924.10            187903 *          10-29                    102.88
------------------------------------------------------            -------------------------------------------------
187847              10-22                   306,734.84            187904            10-24                 13,472.79
------------------------------------------------------            -------------------------------------------------
187848              10-22                    42,690.90            187905            10-21                  5,320.00
------------------------------------------------------            -------------------------------------------------
187849              10-21                   76, 645.78            187906            10-21                  1,159.90
------------------------------------------------------            -------------------------------------------------
187850              10-22                    27,109.62            187907            10-21                  4,830.00
------------------------------------------------------            -------------------------------------------------
187851              10-22                     9,645.39            187908            10-27                  3,858.75
------------------------------------------------------            -------------------------------------------------
187852              10-20                       482.50            187910 *          10-30                  2,415.00
------------------------------------------------------            -------------------------------------------------
187853              10-17                     1,619.20            187911            10-23                  4,464.75
------------------------------------------------------            -------------------------------------------------
187854              10-16                       385.50            187914 *          10-21                    132.58
------------------------------------------------------            -------------------------------------------------
187855              10-17                     1,158.25            187915.           10-23                    199.00
------------------------------------------------------            -------------------------------------------------
187856              10-27                       237.50            187916            10-21                     93.06
------------------------------------------------------            -------------------------------------------------
187857              10-16                     4,065.00            187917            10-21                  1,186.19
------------------------------------------------------            -------------------------------------------------
187858              10-23                       285.68            187918            10-22                  1,222.70
------------------------------------------------------            -------------------------------------------------
187859              10-20                       746.72            187919            10-23                    919.50
------------------------------------------------------            -------------------------------------------------
187860              10-16                       736.87            187920            10-31                     64.90
------------------------------------------------------            -------------------------------------------------
187861              10-20                       147.50            187921            10-21                    741.31
------------------------------------------------------            -------------------------------------------------
187862              10-24                   394,505.27            187922            10-20                    225.78
------------------------------------------------------            -------------------------------------------------
187863              10-22                     9,953.46            187923            10-27                     48.56
------------------------------------------------------            -------------------------------------------------
187864              10-20                       379.00            187925 *          10-23                     59.00
------------------------------------------------------            -------------------------------------------------
187865              10-17                       188.81            187926            10-23                    263.03
------------------------------------------------------            -------------------------------------------------
187866              10-23                       187.50            187927            10-22                    224.45
------------------------------------------------------            -------------------------------------------------
187867              10-23                       750.00            187928            10-24                    145.82
------------------------------------------------------            -------------------------------------------------
187869 *            10-27                     1,434.75            187930 *          10-23                  1,498.06
------------------------------------------------------            -------------------------------------------------
187870              10-20                       133.75            187931            10-21                  1,031.81
------------------------------------------------------            -------------------------------------------------
187871              10-17                       240.36            187932            10-24                  1,561.00
------------------------------------------------------            -------------------------------------------------
187872              10-22                        36.00            187933            10-20                      9.51
------------------------------------------------------            -------------------------------------------------
187873              10-23                       440.53            187934            10-24                     56.16
------------------------------------------------------            -------------------------------------------------
187874              10-16                       588.00            187935            10-21                  1,038.13
------------------------------------------------------            -------------------------------------------------
187875              10-17                       588.00            187936            10-22                    126.04
------------------------------------------------------            -------------------------------------------------
187876              10-23                       103.50            187937            10-21                    159.36
------------------------------------------------------            -------------------------------------------------
187880 *            10-22                     1,850.00            187938            10-20                    122.68
------------------------------------------------------            -------------------------------------------------
187881              10-24                    55,270.74            187939            10-22                    882.24
------------------------------------------------------            -------------------------------------------------
187882              10-24                       377.37            187940            10-21                    251.82
------------------------------------------------------            -------------------------------------------------
187884 *            10-17                       500.00            187941            10-23                    803.94
------------------------------------------------------            -------------------------------------------------
187885              10-28                       900.00            187943 *          10-27                  2,830.50
------------------------------------------------------            -------------------------------------------------
187886              10-21                       914.40            187944            10-21                    221.44
------------------------------------------------------            -------------------------------------------------
187887              10-23                       443.11            187945            10-27                     19.09
------------------------------------------------------            -------------------------------------------------
187888              10-17                       729.04            187946            10-24                    485.29
------------------------------------------------------            -------------------------------------------------
187889              10-21                  925, 685.06            187947            10-23                      3.44
------------------------------------------------------            -------------------------------------------------
187890              10-31                       195.53            187948            10-30                    143.84
------------------------------------------------------            -------------------------------------------------
187891              10-21                        77.66            187949            10-22                    408.76
------------------------------------------------------            -------------------------------------------------
187892              10-20                        61.36            187950            10-27                    544.00
------------------------------------------------------            -------------------------------------------------
187893              10-27                       430.22            187951            10-23                    475.31
------------------------------------------------------            -------------------------------------------------
187894              10-22                       330.00            187952            10-23                     25.74
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  6 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
187953              10-27                       178.65            188010            10-22                  2,282.40
------------------------------------------------------            -------------------------------------------------
187954              10-21                       140.44            188011            10-22                     50.75
------------------------------------------------------            -------------------------------------------------
187955              10-22                       885.11            188012            10-21                     15.00
------------------------------------------------------            -------------------------------------------------
187956              10-27                     2,858.06            188014 *          10-21                  3,177.80
------------------------------------------------------            -------------------------------------------------
187957              10-21                       171.60            188015            10-21                    315.54
------------------------------------------------------            -------------------------------------------------
187958              10-27                     1,956.50            188016            10-20                     56.88
------------------------------------------------------            -------------------------------------------------
187959              10-21                   . 4,905.25            188017            10-21                    333.33
------------------------------------------------------            -------------------------------------------------
187960              10-22                        68.74            188018            10-30                    795.00
------------------------------------------------------            -------------------------------------------------
187961              10-23                       576.00            188019            10-20                  4,672.50
------------------------------------------------------            -------------------------------------------------
187963 *            10-22                        88.50            188020            10-27                  4,142.00
------------------------------------------------------            -------------------------------------------------
187964              10-27                     2,876.00            188021            10-21                    330.08
------------------------------------------------------            -------------------------------------------------
187965              10-23                       829.86            188023 *          10-21                    625.85
------------------------------------------------------            -------------------------------------------------
187966              10-22                       547.35            188024            10-23                    788.64
------------------------------------------------------            -------------------------------------------------
187967              10-23                       159.09            188025            10-29                    100.00
------------------------------------------------------            -------------------------------------------------
187968              10-24                        50.10            188026            10-23                    437.63
------------------------------------------------------            -------------------------------------------------
187969              10-22                       191.08            188027            10-21                  1,130.14
------------------------------------------------------            -------------------------------------------------
187970              10-24                        61.87            188028            10-21                    827.00
------------------------------------------------------            -------------------------------------------------
187971              10-20                     2,254.23            188029            10-23                    228.08
------------------------------------------------------            -------------------------------------------------
187972              10-21                        53.82            188030            10-27                    100.00
------------------------------------------------------            -------------------------------------------------
187973              10-22                       167.86            188031            10-27                    299.00
------------------------------------------------------            -------------------------------------------------
187975 *            10-27                         7.00            188032            10-22                    778.68
------------------------------------------------------            -------------------------------------------------
187976              10-23                       212.01            188033            10-28                    229.15
------------------------------------------------------            -------------------------------------------------
187977              10-27                     1,071.46            188034            10-21                    129.56
------------------------------------------------------            -------------------------------------------------
187978              10-24                       142.74            188035            10-27                    273.44
------------------------------------------------------            -------------------------------------------------
187979              10-30                     4,624.82            188037 *          10-23                     59.67
------------------------------------------------------            -------------------------------------------------
187980              10-20                        78.10            188039 *          10-21                     85.70
------------------------------------------------------            -------------------------------------------------
187981              10-27                       766.68            188040            10-23                    223.59
------------------------------------------------------            -------------------------------------------------
187982              10-22                     1,143.34            188041            10-27                  2,065.34
------------------------------------------------------            -------------------------------------------------
187984 *            10-21                        77.29            188042            10-21                  3,603.18
------------------------------------------------------            -------------------------------------------------
187985              10-22                       636.80            188043            10-22                  2,942.31
------------------------------------------------------            -------------------------------------------------
187986              10-21                     1,642.02            188044            10-23                    637.70
------------------------------------------------------            -------------------------------------------------
187987              10-21                       115.88            188045            10-31                  2,621.00
------------------------------------------------------            -------------------------------------------------
187988              10-21                       235.42            188046            10-27                    364.00
------------------------------------------------------            -------------------------------------------------
187989              10-22                       159.50            188047            10-27                  3,930.00
------------------------------------------------------            -------------------------------------------------
187990              10-20                       119.56            188048            10-21                    219.58
------------------------------------------------------            -------------------------------------------------
187991              10-21                        92.23            188049            10-24                  4,735.51
------------------------------------------------------            -------------------------------------------------
187992              10-21                       391.60            188050            10-22                    176.88
------------------------------------------------------            -------------------------------------------------
187993              10-21                     3,410.53            188053 *          10-30                  1,832.00
------------------------------------------------------            -------------------------------------------------
187994              10-27                     1,737.30            188054            10-23                     69.79
------------------------------------------------------            -------------------------------------------------
187995              10-28                       210.00            188055            10-24                  3,923.93
------------------------------------------------------            -------------------------------------------------
187996              10-23                       201.75            188056            10-21                  1,978.19
------------------------------------------------------            -------------------------------------------------
187997              10-27                       637.47            188057            10-23                    810.72
------------------------------------------------------            -------------------------------------------------
188000 *            10-23                       890.00            188059 *          10-24                    480.81
------------------------------------------------------            -------------------------------------------------
188001              10-21                     1,564.04            188060            10-29                    540.00
------------------------------------------------------            -------------------------------------------------
188003 *            10-28                       267.64            188062 *          10-21                    359.37
------------------------------------------------------            -------------------------------------------------
188004              10-24                       185.00            188063            10-22                  1,335.34
------------------------------------------------------            -------------------------------------------------
188005              10-22                     2,929.95            188064            10-27                  1,864.50
------------------------------------------------------            -------------------------------------------------
188006              10-21                        37.27            188065            10-29                     62.93
------------------------------------------------------            -------------------------------------------------
188007              10-28                     3,902.48            188066            10-27                  1,798.76
------------------------------------------------------            -------------------------------------------------
188008              10-22                     2,836.67            188067            10-28                    378.75
------------------------------------------------------            -------------------------------------------------
188009              10-28                     1,145.13            188068            10-23                      6.99
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  7 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
188069              10-23                     1,224.96            188137            10-22                 32,428.05
------------------------------------------------------            -------------------------------------------------
188070              10-23                        63.00            188138            10-28                 11,670.12
------------------------------------------------------            -------------------------------------------------
188072 *            10-27                       681.54            188139            10-23                  7,900.00
------------------------------------------------------            -------------------------------------------------
188073              10-27                     3,739.37            188140            10-27                 72,584.30
------------------------------------------------------            -------------------------------------------------
188074              10-22                        85.80            188141            10-27                  5,600.71
------------------------------------------------------            -------------------------------------------------
188075              10-23                       699.34            188142            10-22                  6,236.11
------------------------------------------------------            -------------------------------------------------
188076              10-24                       276.82            188143            10-21                 10,416.66
------------------------------------------------------            -------------------------------------------------
188077              10-21                       814.15            188144            10-21                 22,925.00
------------------------------------------------------            -------------------------------------------------
188078              10-22                        39.25            188145            10-30                 40,552.21
------------------------------------------------------            -------------------------------------------------
188079              10-24                     2,623.12            188146            10-22                 43,476.00
------------------------------------------------------            -------------------------------------------------
188081 *            10-27                       295.00            188147            10-22                  6,032.25
------------------------------------------------------            -------------------------------------------------
188082              10-21                       138.07            188148            10-27                10,000 .00
------------------------------------------------------            -------------------------------------------------
188084              10-21                        40.13            188150 *          10-31                    604.80
------------------------------------------------------            -------------------------------------------------
188085              10-24                       642.56            188154 *          10-27                     97.20
------------------------------------------------------            -------------------------------------------------
188086              10-22                         8.00            188155            10-31                    604.80
------------------------------------------------------            -------------------------------------------------
188087              10-24                     2,392.74            188156            10-24                    142.30
------------------------------------------------------            -------------------------------------------------
188089 *            10-29                        40.00            188163 *          10-17                  2,389.19
------------------------------------------------------            -------------------------------------------------
188090              10-23                     3,671.61            188165 *.         10-24                    301.50
------------------------------------------------------            -------------------------------------------------
188091              10-24                     3,967.14            188169-           10-24                    129.60
------------------------------------------------------            -------------------------------------------------
188093 *            10-27                       194.90            188183 *          10-24                    483.07
------------------------------------------------------            -------------------------------------------------
188094              10-29                     2,408.23            188186 *          10-21                  1,141.15
------------------------------------------------------            -------------------------------------------------
188095              10-29                        39.00            188187            10-20                    126.02
------------------------------------------------------            -------------------------------------------------
188096              10-31                       145.11            188188            10-20                    920.00
------------------------------------------------------            -------------------------------------------------
188097              10-22                     8,025.00            188189            10-23                    281.58
------------------------------------------------------            -------------------------------------------------
188098              10-21                    13,565.28            188190            10-17                    385.00
------------------------------------------------------            -------------------------------------------------
188099              10-22                    40,082.60            188193 *          10-31                    216.00
------------------------------------------------------            -------------------------------------------------
188100              10-21                    10,222.18            188194            10-31                    216.00
------------------------------------------------------            -------------------------------------------------
188101              10-22                     6,010.00            188196 *          10-27                    129.60
------------------------------------------------------            -------------------------------------------------
188102              10-28                    13,649,58            188199 *          10-21                     78.00
------------------------------------------------------            -------------------------------------------------
188103              10-21                    57,532.14            188200            10-22                    361.90
------------------------------------------------------            -------------------------------------------------
188104              10-20                    40,649.88            188202 *          10-29                    377.28
------------------------------------------------------            -------------------------------------------------
188105              10-28                    18,733.14            188203            10-27                    223.50
------------------------------------------------------            -------------------------------------------------
188106              10-22                     6,439.68            188204            10-23                  3,326.40
------------------------------------------------------            -------------------------------------------------
188107              10-28                     5,520.00            188205            10-21                     29.33
------------------------------------------------------            -------------------------------------------------
188108              10-24                    17,594.13            188206            10-21                     83.42
------------------------------------------------------            -------------------------------------------------
188109              10-21                    16,260.00            188207            10-28                  2,205.98
------------------------------------------------------            -------------------------------------------------
188110              10-24                    30,612.82            188208            10-22                    150.00
------------------------------------------------------            -------------------------------------------------
188111              10-23                     5,995.24            188209            10-29                    265.80
------------------------------------------------------            -------------------------------------------------
188112              10-17                    14,915.59            188210            10-27                    457.20
------------------------------------------------------            -------------------------------------------------
188113              10-24                   10, 000.00            188211            10-21                  2,783.84
------------------------------------------------------            -------------------------------------------------
188114              10-21                    54,260.69            188212            10-30                    518.00
------------------------------------------------------            -------------------------------------------------
188115              10-27                    15,074.75            188213            10-22                    186.00
------------------------------------------------------            -------------------------------------------------
188117 *            10-23                     8,196.73            188218 *          10-24                    518.40
------------------------------------------------------            -------------------------------------------------
188118              10-23                    14,322.99            188221 *          10-31                    413.00
------------------------------------------------------            -------------------------------------------------
188119              10-22                   119,136.28            188222            10-28                    846.00
------------------------------------------------------            -------------------------------------------------
188128 *            10-20                    18,462.65            188226 *          10-29                  1,905.74
------------------------------------------------------            -------------------------------------------------
188132 *            10-21                   258,006.00            188227            10-29                     47.73
------------------------------------------------------            -------------------------------------------------
188133              10-27                    12,767.04            188228            10-27                  4,488.95
------------------------------------------------------            -------------------------------------------------
188134              10-22                    48,182.66            188229            10-22                    290.62
------------------------------------------------------            -------------------------------------------------
188135              10-28                    10,408.21            188230            10-23                  4,662.50
------------------------------------------------------            -------------------------------------------------
188136              10-23                    26,000.00            188231            10-23                    128.00
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  8 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
188232              10-28                       330.00            188296            10-27                    262.50
------------------------------------------------------            -------------------------------------------------
188233              10-22                     4,195.50            188299 *          10-23                  1,163.92
------------------------------------------------------            -------------------------------------------------
188235 *            10-21                   351,736.32            188302 *          10-24                     60.00
------------------------------------------------------            -------------------------------------------------
188236              10-28                       615.00            188306 *          10-29                    416.90
------------------------------------------------------            -------------------------------------------------
188237              10-23                        36.69            188307            10-29                    287.43
------------------------------------------------------            -------------------------------------------------
188238              10-23                     2,040.00            188308            10-30                  1,950.00
------------------------------------------------------            -------------------------------------------------
188239              10-24                       298.55            188309            10-31                    255.43
------------------------------------------------------            -------------------------------------------------
188240              10-27                       698.80            '188310           10-27                247,980.19
------------------------------------------------------            -------------------------------------------------
188241              10-29                       165.18            188324 *          10-31                    429.30
------------------------------------------------------            -------------------------------------------------
188242              1'0-24                      349.07            188326 *          10-28                     99.99
------------------------------------------------------            -------------------------------------------------
188243              10-28                       170.00            188327            10-30                  2,320.00
------------------------------------------------------            -------------------------------------------------
188244              10-23                       965.50            188333 *          10-29                    836.38
------------------------------------------------------            -------------------------------------------------
188246 *            10-31                        20.00            188334            10-27                  7,648.46
------------------------------------------------------            -------------------------------------------------
188247              10-24                        50.00            188335            10-31                 53,484.30
------------------------------------------------------            -------------------------------------------------
188248              10-24                       535.00            188336            10-31                     72.89
------------------------------------------------------            -------------------------------------------------
188249              10-30                        30.00            188343 *          10-30                    777.60
------------------------------------------------------            -------------------------------------------------
188250              10-28                       378.17            1.88346 *         10-28                    249.64
------------------------------------------------------            -------------------------------------------------
188251              10-27                       708.27            188349 *          10-27                     60.67
------------------------------------------------------            -------------------------------------------------
188252              10-28                       650.00            188350            10-28                    250.00
------------------------------------------------------            -------------------------------------------------
188253              10-31                     1,876.28            188355 *          10-31                    154.00
------------------------------------------------------            -------------------------------------------------
188255 *            10-29                       450.00            188361 *          10-29                    248.46
------------------------------------------------------            -------------------------------------------------
188256              10-23                       305.38            188362            10-28                    424.15
------------------------------------------------------            -------------------------------------------------
188257              10-23                        94.59            188363            10-28                  2,347.00
------------------------------------------------------            -------------------------------------------------
188258              10-28                        96.91            188365 *          10-27                    160.59
------------------------------------------------------            -------------------------------------------------
188259              10-28                       202.00            188370 *          10-31                    260.34
------------------------------------------------------            -------------------------------------------------
188250              10-29                       724.03            188371            10-31                    299.90
------------------------------------------------------            -------------------------------------------------
188261              10-31                        34.44            188372            10-27                  1,667.06
------------------------------------------------------            -------------------------------------------------
188262              10-27                       350.00            188373            10-29                  2,400.00
------------------------------------------------------            -------------------------------------------------
188263              10-28                       293.71            188374            10-31                    334.08
------------------------------------------------------            -------------------------------------------------
188264              10-22                       100.00            188375            10-28                  2,222.00
------------------------------------------------------            -------------------------------------------------
188266 *            10-27                        26.14            188376            10-29                  6,172.65
------------------------------------------------------            -------------------------------------------------
188267              10-31                        97.00            188378 *          10-31                  4,183.00
------------------------------------------------------            -------------------------------------------------
188268              10-31                        70.00            188379            10-29                    745.92
------------------------------------------------------            -------------------------------------------------
188269              10-23                       118.28            188381 *          10-29                    180.00
------------------------------------------------------            -------------------------------------------------
188270              10-22                       225.91            188382            10-28                    297.20
------------------------------------------------------            -------------------------------------------------
188271              10-23                       144.09            188383            10-28                    318.73
------------------------------------------------------            -------------------------------------------------
188272              10-31                        42.00            188384            10-30                    109.50
------------------------------------------------------            -------------------------------------------------
188273              10-23                       230.00            188385            10-31                    137.85
------------------------------------------------------            -------------------------------------------------
188276 *            10-30                       549.25            188386            10-28                    883.71
------------------------------------------------------            -------------------------------------------------
188277              10-23                        99.27            188387            10-28                     94.46
------------------------------------------------------            -------------------------------------------------
188278              10-23                       327.87            188388            10-28                  2,277.07
------------------------------------------------------            -------------------------------------------------
188279              10-24                    22,641.11            188389            10-27                     70.83
------------------------------------------------------            -------------------------------------------------
188283 *            10-27                       304.81            188391 *          10-31                  3,750.00
------------------------------------------------------            -------------------------------------------------
188284              10-31                     1,555.00            188392            10-31                    210.00
------------------------------------------------------            -------------------------------------------------
188285              10-30                       307.50            188394 *          10-28                    329.16
------------------------------------------------------            -------------------------------------------------
188286              10-24                        30.70            188395            10-27                     87.50
------------------------------------------------------            -------------------------------------------------
188288 *            10-27                        50.00            188396            10-29                    157.84
------------------------------------------------------            -------------------------------------------------
188289              10-29                       340.00            188397            10-28                    175.00
------------------------------------------------------            -------------------------------------------------
188290              -10-27                      222.00            188399 *          10-28                    342.94
------------------------------------------------------            -------------------------------------------------
188291              10-23                    38,197.00            188400            10-29                  3,379.02
------------------------------------------------------            -------------------------------------------------
188295 *            10-30                     1,164.19            188401            10-29                     52.03
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page  9 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
188402              10-28                       253.87            188464 *          10-30                  4,003.20
------------------------------------------------------            -------------------------------------------------
188403              10-28                        35.00            188465            10-27                  3,103.63
------------------------------------------------------            -------------------------------------------------
188404              10-29                       100.00            188466            10-28                    100.00
------------------------------------------------------            -------------------------------------------------
188405              10-28                       163.16            188467            10-31                    338.54
------------------------------------------------------            -------------------------------------------------
188406              10-31                     4,960.40            188468            10-31                  1,780.00
------------------------------------------------------            -------------------------------------------------
188407              10-29                     1,281.40            188470 *          10-28                  1,993.75
------------------------------------------------------            -------------------------------------------------
188408              10-29                       155.00            188473 *          10-29                  1,302.00
------------------------------------------------------            -------------------------------------------------
188411 *            10-30                       127.53            188474            10-29                    678.95
------------------------------------------------------            -------------------------------------------------
188412              10-30                       396.81            188475            10-30                      9.16
------------------------------------------------------            -------------------------------------------------
188414 *            10-30                       171.56            188476            10-29                     94.51
------------------------------------------------------            -------------------------------------------------
188417 *            10-29                       141.20            188477            10-30                  2,513.65
------------------------------------------------------            -------------------------------------------------
188418              10-30                     3,017.40            . 188478          10-28                    810.39
------------------------------------------------------            -------------------------------------------------
188419              10-29                     1,000.00            188479            10-28                    442.33
------------------------------------------------------            -------------------------------------------------
188420              10-30                       740.00            188480            10-28                    529.26
------------------------------------------------------            -------------------------------------------------
188422 *            10-28                       116.28            188481            10-31                  2,512.48
------------------------------------------------------            -------------------------------------------------
188423              10-30                        85.95            188482            10-29                    181.44
------------------------------------------------------            -------------------------------------------------
188424              10-29                     2,590.36            188483            10-28                     48.95
------------------------------------------------------            -------------------------------------------------
188425              10-30                     1,414.00            188484            10-27                    616.14
------------------------------------------------------            -------------------------------------------------
188426              10-28                        57.29            188487 *          10-29                    166.67
------------------------------------------------------            -------------------------------------------------
188427              10-29                        24.22            188488            10-30                     95.00
------------------------------------------------------            -------------------------------------------------
188428              10-28                       365.93            188489            10-31                     42.50
------------------------------------------------------            -------------------------------------------------
188429              10-30                       198.00            188491 *          10-29                    937.44
------------------------------------------------------            -------------------------------------------------
188430              10-29                     3,255.00            188492            10-31                    279.50
------------------------------------------------------            -------------------------------------------------
188431              10-30                       380.58            188494 *          10-27                  4,340.24
------------------------------------------------------            -------------------------------------------------
188432              10-28                       468.74            188495            10-31                  3,651.42
------------------------------------------------------            -------------------------------------------------
188434 *            10-31                        69.72            188496            10-28                    381.50
------------------------------------------------------            -------------------------------------------------
188436 *            10-30                       937.84            188498 *          10-28                    339.64
------------------------------------------------------            -------------------------------------------------
188437              10-30                       575.28            188501 *          10-30                  2,300.00
------------------------------------------------------            -------------------------------------------------
188438              10-29                       152.12            188502            10-28                    547.65
------------------------------------------------------            -------------------------------------------------
188439              10-28                        63.21            188503            10-31                  4,510.71
------------------------------------------------------            -------------------------------------------------
188440              10-.27                      563.85            188504            10-30                    226.58
------------------------------------------------------            -------------------------------------------------
188441              10-29                       140.40            188505            10-29                    159.04
------------------------------------------------------            -------------------------------------------------
188443 *            10-31                       236.01            188506            10-29                    839.39
------------------------------------------------------            -------------------------------------------------
188444              10-31                     1,262.06            188507            10-30                    29?.06
------------------------------------------------------            -------------------------------------------------
188445              10-28                     1,311.97            188508            10-30                    961.26
------------------------------------------------------            -------------------------------------------------
188446              10-29                       157.98            188509            10-31                    212.00
------------------------------------------------------            -------------------------------------------------
188447              10-28                       533.64            188510            10-30                    369.23
------------------------------------------------------            -------------------------------------------------
188448              10-30                       858.53            188511            10-30                    938.57
------------------------------------------------------            -------------------------------------------------
188449              10-28                     2,213.60            188512            10-27                    174.89
------------------------------------------------------            -------------------------------------------------
188450              10-28                       363.01            188514 *          10-29                    260.00
------------------------------------------------------            -------------------------------------------------
188451              10-28                        84.90            188515            10-28                     67.71
------------------------------------------------------            -------------------------------------------------
188452              10-31                        95.00            188516            10-27                  1,156.26
------------------------------------------------------            -------------------------------------------------
188453              10-31                       123.04            188517            10-31                    133.83
------------------------------------------------------            -------------------------------------------------
188455 *            10-27                       824.00            188518            10-29                    861.91
------------------------------------------------------            -------------------------------------------------
188456              10-28                       475.20            188519            10-29                     89.95
------------------------------------------------------            -------------------------------------------------
188457              10-29                     1,630.12            188520            10-28                  1,938.79
------------------------------------------------------            -------------------------------------------------
188458              10-30                     4,414.00            188521            10-27                    776.83
------------------------------------------------------            -------------------------------------------------
188459              10-30                       205.28            188522            10-29                    318.55
------------------------------------------------------            -------------------------------------------------
188460              10-29                     4,725.00            188523            10-29                    218.20
------------------------------------------------------            -------------------------------------------------
188461              10-28                       562.46            188524            10-30                  1,524.90
------------------------------------------------------            -------------------------------------------------
188462              10-28                       574.50            188525            10-30                  2,580.00
------------------------------------------------------            -------------------------------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 10 of 19
October 31, 2003                                                                                        0001-028588

Number              Date                        Amount            Number            Date                     Amount
------------------------------------------------------            -------------------------------------------------
188527 *            10-29                       831.70            188599            10-30                 11,760.00
------------------------------------------------------            -------------------------------------------------
188528              10-31                       367.81            188600            10-27                18, 373.22
------------------------------------------------------            -------------------------------------------------
188529              10-31                     1,413.06            188601            10-29                 14,560.00
------------------------------------------------------            -------------------------------------------------
188530              10-29                        28.32            188602            10-30                 64,409.28
------------------------------------------------------            -------------------------------------------------
188532 *            10-28                       353.76            188603            10-27                 21,152.23
------------------------------------------------------            -------------------------------------------------
188536 *            10-30                       448.73            188607 *          10-29                220,963.28
------------------------------------------------------            -------------------------------------------------
188537              10-28                     1,145.83            188611 *          10-29                 10,447.49
------------------------------------------------------            -------------------------------------------------
188538              10-30                       290.00            188612            10-29                 77,297.71
------------------------------------------------------            -------------------------------------------------
188539              10-31                       702.00            188613            10-30                 12,107.07
------------------------------------------------------            -------------------------------------------------
188540              10-30                        19.00            188614            10-28                  5,623.73
------------------------------------------------------            -------------------------------------------------
188542 *            10-30                       894.60            188615            10-29                 11,990.00
------------------------------------------------------            -------------------------------------------------
188545 *            10-30                       531.63            188617 *          10-31                102,726.64
------------------------------------------------------            -------------------------------------------------
188547 *            10-29                       120.01            188618            10-31                  5,459.05
------------------------------------------------------            -------------------------------------------------
188548              10-30                       197.00            188619            10-31                 10,137.58
------------------------------------------------------            -------------------------------------------------
188549              10-29                       990.77            188620            10-30                 16,847.87
------------------------------------------------------            -------------------------------------------------
188550              10-28                     3,797.44            188621            10-30                  8,166.08
------------------------------------------------------            -------------------------------------------------
188551              10-28                       397.50            188624 *          10-28                  8,715.18
------------------------------------------------------            -------------------------------------------------
188553 *            10-28                     1,864.59            188625            10-31                 26,998.00
------------------------------------------------------            -------------------------------------------------
188554              10-30                        16.50            188628 *          10-24                    557.00
------------------------------------------------------            -------------------------------------------------
188555              10-29                     3,480.13            188629            10-29                    250.00
------------------------------------------------------            -------------------------------------------------
188558 *            10-29                     4,130.28            188630            10-28                    450.97
------------------------------------------------------            -------------------------------------------------
188559              10-29                        78.83            188631            10-31                    211.94
------------------------------------------------------            -------------------------------------------------
188561 *            10-30                     1,386.03            188633 *          10-29                     64.33
------------------------------------------------------            -------------------------------------------------
188564 *            10-28                       132.92            188636 *          10-29                    111.94
------------------------------------------------------            -------------------------------------------------
188567 *            10-30                       229.90            188637            10-30                  6,397.88
------------------------------------------------------            -------------------------------------------------
188568              10-27                     1,013.06            188638            10-29                  4,719.00
------------------------------------------------------            -------------------------------------------------
188574 *            70-28                       596.19            188639            10-29                    567.80
------------------------------------------------------            -------------------------------------------------
188575              10-30                       156.25            188643 *          10-31                  2,786.42
------------------------------------------------------            -------------------------------------------------
188578 *            10-28                    30,066.81            188645 *          10-30                 30,000.00
------------------------------------------------------            -------------------------------------------------
188579              10-28                    15,261.68            188648 *          10-29                    422.66
------------------------------------------------------            -------------------------------------------------
188580              10-28                     7,518.00            188654 *          10-31                    245.00
------------------------------------------------------            -------------------------------------------------
188581              10-30                    11,388.00            188660 *          10-31                  2,126.00
------------------------------------------------------            -------------------------------------------------
188582              10-31                    10,000.00            188662 *          10-31                    115.10
------------------------------------------------------            -------------------------------------------------
188584 *            10-28                    12,374.80            188663            10-30                  2,700.00
------------------------------------------------------            -------------------------------------------------
188587 *            10-29                     7,979.43            188668 *          10-30                  1,266.00
------------------------------------------------------            -------------------------------------------------
188588              10-30                     5,349.72            188682 *          10-31                     71.70
------------------------------------------------------            -------------------------------------------------
188590 *            10-29                     8,818.48            188691 *          10-31                    100.00
------------------------------------------------------            -------------------------------------------------
188591              10-31                   121,922.99            188695 *          10-29                    213.00
------------------------------------------------------            -------------------------------------------------
188593 *            10-30                     8,875.84            188698 *          10-31                    255.40
------------------------------------------------------            -------------------------------------------------
188594              10-29                   667,526.88            188708 *          10-31                  1,376.84
------------------------------------------------------            -------------------------------------------------
188595              10-29                     7,646.96            188713 *          10-31                  1,864.83
------------------------------------------------------            -------------------------------------------------
188596              10-30                    60,117.02            188857 *          10-31                    439.90
------------------------------------------------------            -------------------------------------------------
188597              10-30                   125,047.86            * Skip in check sequence
------------------------------------------------------
188598              10-30                     6,924.15
------------------------------------------------------





DEBITS

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-16         Outgoing Wire Trnsfr                                                           5,000,000.00
              BOH FUNDS TRANSFER 101603 031016000917701
              DO 029981






[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 11 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-16         Outgoing Wire Trnsfr                                                             375,000.00
              BOH FUNDS TRANSFER 101603 031016001038701
              DO 029989
---------------------------------------------------------------------------------------------------------
10-16         Outgoing Wire Trnsfr                                                              58,153.88
              BOH FUNDS TRANSFER 101603 031016001045701
              DO 029990
---------------------------------------------------------------------------------------------------------
10-16         Outgoing Wire Trnsfr                                                              28,700.00
              BOH FUNDS TRANSFER 101603 031016001048701
              DO 029991
---------------------------------------------------------------------------------------------------------
10-16         ACH Debit                                                                         19,135.85
              BP WEST COAST PR EFT DEBIT 288441683012099
---------------------------------------------------------------------------------------------------------
10-16         ACH Debit                                                                             10.00
              OR CORP TAXES TAXPAYMENT 003698975
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                                 8,564.03
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                                 1,732.07
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                                    35.04
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                                   669.78
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-17         Outgoing Wire Trnsfr                                                             250,000.00
              BOH FUNDS TRANSFER 101703 031017000819701
              DO 030057
---------------------------------------------------------------------------------------------------------
10-17         Outgoing Wire Trnsfr                                                             136,818.78
              BOH FUNDS TRANSFER 101703 031017000820701
              DO 030058
---------------------------------------------------------------------------------------------------------
10-17         Outgoing Wire Trnsfr                                                              32,832.87
              SOH FUNDS TRANSFER 101703 031017000815701
              00 030055
---------------------------------------------------------------------------------------------------------
10-17         Outgoing Wire Trnsfr                                                              26,710.19
              BOH FUNDS TRANSFER 101703 031017000818701
              DO 030056
---------------------------------------------------------------------------------------------------------
10-17         ACH Debit                                                                      2,643,844.09
              HAWAIIAN AIR PAYROLL 031017 -SETT-B HAWNAIR
---------------------------------------------------------------------------------------------------------
10-17         ACH Debit                                                                         55,099.24
              BP WEST COAST PR EFT DEBIT 289440220016499
---------------------------------------------------------------------------------------------------------
10-17         ACH Debit                                                                             40.00
              Intl Banking Dep TRADE-SVCS 101703 IS8 S081754-RNW001
              LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-17         ACH Debit                                                                             40.00
              Intl Banking Dep TRADE-SVCS 101703 IS8 S081752-RNW001
              LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                                13,837.07
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 12 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                                 1,639.45
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                                   850.00
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                                 1,259.37
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-20         Outgoing Wire Trnsfr                                                             300,753.33
              BOH FUNDS TRANSFER 102003 031020001282701
              DO'030090
---------------------------------------------------------------------------------------------------------
10-20         Outgoing Wire Trnsfr                                                             259,940.00
              BOH FUNDS TRANSFER 102003 031020001339701
              IN 008886
---------------------------------------------------------------------------------------------------------
10-20         Outgoing Wire Trnsfr                                                               3,721.60
              BOH FUNDS TRANSFER 102003 031020001281701
              00030089
---------------------------------------------------------------------------------------------------------
10-20         ACH Debit                                                                      1,205,110.70
              HAWAIIAN AIRLINE TAX PMTS 031020 -SETT-BOH MAXUS
---------------------------------------------------------------------------------------------------------
10-20         ACH Debit                                                                        197,149.16
              BP WEST COAST PR EFT DEBIT 290440028016299
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                                45,419.18
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                                 3,766.31
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                             1,408,715.00
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                                 7,974.80
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                                 1,827.76
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-21         Outgoing Wire Trnsfr                                                              57,450.00
              BOH FUNDS TRANSFER 102103 031021001018701
              DO 030160
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                               159,662.08
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                                 4,770.09
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                                 2,235.70
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 13 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                                 1,522.97
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-22         Transfer Debit                                                                 7,036,217.07
              TRANSFER TO DEPOSIT ACCOUNT 6801289888
---------------------------------------------------------------------------------------------------------
10-22         Debit Memo                                                                             5,88
---------------------------------------------------------------------------------------------------------
10-22         Outgoing Wire Trnsfr                                                             714,000.00
              BOH FUNDS TRANSFER 102203 031022001367701
              DO 030224
---------------------------------------------------------------------------------------------------------
10-22         Outgoing Wire Trnsfr                                                               4,482.24
              BOH FUNDS TRANSFER 102203 031022001366701
              00 030223
---------------------------------------------------------------------------------------------------------
10-22         ACH Debit                                                                         13,890.57
              EMPLOYMENT DEVEL EDD EFTPMT 102103 TXP*08817066'01100
              *031020*T*176355*T*1212702*7*13890571
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                               111,277.05
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                                 3,464.71
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                                 4,883.00
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                                 3,316.00
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-23         Outgoing Wire Trnsfr                                                             375,000.00
              BOH FUNDS TRANSFER 102303 031023001081701
              DO 030260
---------------------------------------------------------------------------------------------------------
10-23         Outgoing Wire Trnsfr                                                             167,858.50
              BOH FUNDS TRANSFER 102303 031023001084701
              00030261
---------------------------------------------------------------------------------------------------------
10-23         Outgoing Wire Trnsfr                                                              50,000.00
              BOH FUNDS TRANSFER 102303 031023001085701
              DO 030262
---------------------------------------------------------------------------------------------------------
10-23         Outgoing Wire Trnsfr                                                              28,700.00
              BOH FUNDS TRANSFER 102303 031023001088701
              DO 030263
---------------------------------------------------------------------------------------------------------
10-23         Account Analysis Fee                                                              13,851.78
              ANALYSIS ACTIVITY FOR 09103
---------------------------------------------------------------------------------------------------------
10-23         ACH Debit                                                                      1,524,315.75
              HAWAIIAN AIRLNE TAX PMTS 031023 -SETT-BOH MAXUS
---------------------------------------------------------------------------------------------------------
10-23         ACH Debit                                                                         43,784.58
              BP WEST COAST PR EFT DEBIT 295440720016299
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                                98,293.46
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                                 2,221.40
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 14 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                                 7,749.60
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                                 1,169.18
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-24         Outgoing Wire Trnsfr                                                             250,000.00
              BOH FUNDS TRANSFER 102403 031024001027701
              00 030321
---------------------------------------------------------------------------------------------------------
10-24         Outgoing Wire Trnsfr                                                              27,291.39
              30H FUNDS TRANSFER 102403 031024001029701
              DO 030323
---------------------------------------------------------------------------------------------------------
10-24         Outgoing Wire Trnsfr                                                              23,264.60
              SOH FUNDS TRANSFER 102403 031024001026701
              00030320
---------------------------------------------------------------------------------------------------------
10-24         Outgoing Wire Trnsfr                                                              14,401.04
              BOH FUNDS TRANSFER 102403 031024001065701
              IN 008944
---------------------------------------------------------------------------------------------------------
10-24         Outgoing Wire Trnsfr                                                              13,544.34
              BOH FUNDS TRANSFER 102403 031024001028701
              DO 030322
---------------------------------------------------------------------------------------------------------
10-24         ACH Debit                                                                         42,881.05
              BP WEST COAST PR EFT DEBIT 296441020015499
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                                54,211.62
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                                   812.74
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                               830,587.94
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                                18,435.86
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                                   165.90
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-27         Outgoing Wire Trnsfr                                                              32,000.00
              B6H FUNDS TRANSFER 102703 031027001607701
              108-131264
---------------------------------------------------------------------------------------------------------
10-27         Transfer Debit                                                                    28,000.00
              TRANSFER TO DEPOSIT ACCOUNT 6801363468
---------------------------------------------------------------------------------------------------------
10-27         Outgoing Wire Trnsfr                                                             688,800.00
              BOH FUNDS TRANSFER 102703 031027000852701
              DO 030359
---------------------------------------------------------------------------------------------------------
10-27         ACH Debit                                                                        273,205.39
              BP WEST COAST PR EFT DEBIT 297441310012899
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                                68,793.62
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 15 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                                 4,018.13
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                             2,092,005.17
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                                 1,244.90
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                                 2,343.19
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-28         ACH Debit                                                                          1,821.93
              EMPLOYMENT DEVEL EDD EFTPMT 102703 TXP'08817066'01300
              `030930'T'177398'To4795'T'1821931
---------------------------------------------------------------------------------------------------------
10-28         Automatic Transfer                                                                36,497.18
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-28         Automatic Transfer                                                                   155.25
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-28         Automatic Transfer                                                               860,252.02
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963060
---------------------------------------------------------------------------------------------------------
10-28         Automatic Transfer                                                                   372.17
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-29         Outgoing Wire Trnsfr                                                               4,635.18
              80H FUNDS TRANSFER 102903 031029000606701
              JPM649-1000T03
---------------------------------------------------------------------------------------------------------
10-29         Outgoing Wire Trnsfr                                                             834,893.19
              BOH FUNDS TRANSFER 102903 031029001137701
              DO 030478
---------------------------------------------------------------------------------------------------------
10-29         Outgoing Wire Trnsfr                                                             390,000.00
              BOH FUNDS TRANSFER 102903 031029001140701
              DO 030479
---------------------------------------------------------------------------------------------------------
10-29         ACH Debit                                                                            153.28
              Intl Banking Dep TRADE SVCS 102903 ISEI S082060-ISS001
              LETTER OF CREDIT
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                                18,516.94
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                                 1,227.00
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                             2,263,361.20
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                                 7,505.84
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 16 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                                 3,357.16
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                             234,700.81
              BOH FUNDS TRANSFER 103003 031030000698701
              DO 030516
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                             231,914.96
              BOH FUNDS TRANSFER 103003 031030000499701
              DO 030510
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                             114,000.00
              BOH FUNDS TRANSFER 103003 031030000496701
              DO 030509
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                              30,000.00
              BOH FUNDS TRANSFER 103003 031030000494701
              00030507
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                              25,016.00
              BOH FUNDS TRANSFER 103003 031030000500701
              DO 030511
---------------------------------------------------------------------------------------------------------
10-30         Outgoing Wire Trnsfr                                                              15,110.00
              SOH FUNDS TRANSFER 103003 031030000672701
              DO 030508
---------------------------------------------------------------------------------------------------------
10-30         ACH Debit                                                                        258,283.82
              HAWAIIAN AIRLINE TAX PMT 031030 -SETT-BOH MAXUS
---------------------------------------------------------------------------------------------------------
10-30         ACH Debit                                                                         18,641.47
              SP WEST COAST PR EFT DEBIT 302441620013299
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                                11,448.49
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                                   776.79
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                               839,699.52
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                                 2,535.62
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                                 1,191.14
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                             461,041.85
              BOH FUNDS TRANSFER 103103 031031000777701
              DO 030576
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                             375,000.00
              BOH FUNDS TRANSFER 103103 031031000752701
              DO 030571
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                             328,178.81
              BOH FUNDS TRANSFER 103103 031031000391701
              DO 030575




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 17 of 19
October 31, 2003                                                                              0001-028588

Date          Description                                                                    Subtractions
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                             250,000.00
              BOH FUNDS TRANSFER 103103 031031000776701
              DO 030575
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                             229,206.65
              BOH FUNDS TRANSFER 103103 031031000778701
              00 030577
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                              46,500.00
              BOH FUNDS TRANSFER 103103 031031000792701
              DO 030583
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                              27,626.61
              80H FUNDS TRANSFER 103103 031031000775701
              DO 030574
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                              15,216.04
              BOH FUNDS TRANSFER 103103 031031000767701
              DO 030572
---------------------------------------------------------------------------------------------------------
10-31         Outgoing Wire Trnsfr                                                               8,330.04
              BOH FUNDS TRANSFER 103103 031031000770701
              DO 030573
---------------------------------------------------------------------------------------------------------
10-31         ACH Debit                                                                        130,801.06
              BP WEST COAST PR EFT DEBIT 303441720012599
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                                 6,186.20
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014129
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                                   152.50
              TRANSFER TO CONCENTRATION ACCOUNT
              0001014137
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                            10,771,479.40
              TRANSFER TO CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                                   312.44
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028677
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                                 3,000.32
              TRANSFER TO CONCENTRATION ACCOUNT
              0080463693



CREDITS

Date        Description                                                                         Additions
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                             3,188,071.99
              TRANSFER FROM CAT GOV SEC FUND-5
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-16         Automatic Transfer                                                            1,840, 684.79
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                             2,100,562.90
              TRANSFER FROM CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-17         Automatic Transfer                                                             1,562,125.42
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 18 of 19
October 31, 2003                                                                              0001-028588

Date        Description                                                                         Additions
---------------------------------------------------------------------------------------------------------
10-20         Automatic Transfer                                                             4,114,290.03
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                             1,250,993.29
              TRANSFER FROM CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-21         Automatic Transfer                                                               913,057.27
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                             5,547,457.75
              TRANSFER FROM CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-22         Automatic Transfer                                                             3,469,679.42
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                             1,270,467.34
              TRANSFER FROM CAT GOV SEC FUND-S
              00000000800963050
---------------------------------------------------------------------------------------------------------
10-23         Automatic Transfer                                                             1,171,470.46
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-24         Automatic Transfer                                                             1,461,865.00
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-27         Automatic Transfer                                                             3,799,428.56
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-28         Automatic Transfer                                                             1,209,616.83
              TRANSFER FROM CONCENTRATION'ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-29         Automatic Transfer                                                             4,382,760.65
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-30         Automatic Transfer                                                             2,201,533.50
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-31         Automatic Transfer                                                             7,648,414.09
              TRANSFER FROM CONCENTRATION ACCOUNT
              0001042424
---------------------------------------------------------------------------------------------------------
10-31         ACH Credit                                                                     5,000,000.00
              BANK OF HAWAII PAYMENT 031031 135128403
---------------------------------------------------------------------------------------------------------
10-31         Wire Transfer Credit                                                             800,000.00
              BOH FUNDS TRANSFER 103103 031031001295702
              TESOROP4065650





DAILY BALANCES

Date                       Amount     Date                  Amount     Date                   Amount
---------------------------------     ----------------------------     -----------------------------
10-15                3,509,099.00     10-20           2,840,831.00     10-23            3,092,545.00
---------------------------------     ----------------------------     -----------------------------
10-16                2,627,700.00     10-21           2,776,306.00     10-24            2,698,715.00
---------------------------------     ----------------------------     -----------------------------
10-17                2,539,895.20     10-22           3,136,732.00     10-27            2,822,084.00
---------------------------------     ----------------------------     -----------------------------




[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                  Page 19 of 19
October 31, 2003                                                                         0001-028588

Date                       Amount     Date                  Amount     Date                   Amount
---------------------------------     ----------------------------     -----------------------------
10-28                2,943,994.00     10-30           2,620,640.00
---------------------------------     ----------------------------
10-29                2,699,391.00     10-31           3,033,565.00
---------------------------------     ----------------------------


      [LOGO OMITTED] Bank of Hawaii                 Statement of Account


      Last statement: September 30, 2003            Account: 0001-042424
      This statement: October 15, 2003              Page 1 of 23
      Total days in statement period: 15            Number of Enclosures: (701)

                                                    Direct inquiries to:
                                                    888-643-3888
      HAWAIIAN AIRLINES INC
      COLLECTION ACCOUNT                            BANK OF HAWAII
      ATTN K RILEY                                  P.O. BOX 2900
      CORPORATE BANKING 297                         HONOLULU HI 96846
      BANK OF HAWAII

      -------------------------------------------------------------------------

      PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

      -------------------------------------------------------------------------

Analyzed Business Checking

       Account number            0001-042424      Beginning balance                    $0.00
       Enclosures                        701      Total additions              32,962,838.22
       Low balance                     $0.00      Total subtractions           32,962,838.22
                                                                                ------------
       Average balance                 $0.00      Ending balance                        $.00



  DEBITS
      Date       Description                                                       Subtractions
      -----------------------------------------------------------------------------------------
      10-01      Deposited Item Rtned                                                    687.28
      -----------------------------------------------------------------------------------------
      10-01      Debit Memo                                                               50.00
      -----------------------------------------------------------------------------------------
      10-01      Automatic Transfer                                                3,380,833.56
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      -----------------------------------------------------------------------------------------
      10-01      Automatic Transfer                                                      114.31
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0034036160
      -----------------------------------------------------------------------------------------
      10-02      Deposited Item Rtned                                                      3.50
      -----------------------------------------------------------------------------------------
      10-02      ACM Debit                                                                 8.21
                   JCBI HI BKCD M DSC 200310 0001484047
      -----------------------------------------------------------------------------------------
      10-02      Automatic Transfer                                                1,155,904.91
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      -----------------------------------------------------------------------------------------
      10-03      Deposited Item Rtned                                                     41.25
      -----------------------------------------------------------------------------------------
      10-03      Debit Memo                                                              300.00
      -----------------------------------------------------------------------------------------
      10-03      ACH Debit                                                                 0.71
                   JCBI HI BKCD M DSC 200310 0001417286

[LOGO OMITTED] Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk(*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
    Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.  DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

    Ending balance reflected on this statement:                             $______________

    Add deposits and transfers to this account; not yet reflected on this statement:
             $______________    $______________
             $______________    $______________
             $______________    $______________                          +) $______________

    Sub-Total:                                                           =  $______________

    Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
             $______________      $______________     $______________
             $______________      $______________     $______________
             $______________      $______________     $______________    -) $______________

    Current Account Balance (For checking accounts, this amount should
    equal your checkbook register balance.)                              =  $______________

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                                      [LOGO OMITTED]
                                                                        LENDER

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 2 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                     Subtractions
      ----------------------------------------------------------------------------------------
      10-03       Automatic Transfer                                              3,623,192.22
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-06       Deposited Item Rtned                                                  995.15
      ----------------------------------------------------------------------------------------
      10-06       Debit Memo                                                             20.00
      ----------------------------------------------------------------------------------------
      10-06       Automatic Transfer                                              3,999,434.01
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-07       Deposited Item Rtned                                                  773.00
      ----------------------------------------------------------------------------------------
      10-07       Debit Memo                                                            200.00
      ----------------------------------------------------------------------------------------
      10-07       ACH Debit                                                               3.01
                    JCBI HI BKCD M DSC 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-07       Automatic Transfer                                              1,197,808.21
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-08       Deposit Adjustment                                                    150.00
      ----------------------------------------------------------------------------------------
      10-08       Automatic Transfer                                              3,592,901.69
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-09       Debit Memo                                                            320.00
      ----------------------------------------------------------------------------------------
      10-09       Automatic Transfer                                              1,273,352.28
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-10       Deposit Adjustment                                                    100.00
      ----------------------------------------------------------------------------------------
      10-10       ACH Debit                                                               0.71
                    JCBI Hl BKCD M DSC 200310 0001290857
      ----------------------------------------------------------------------------------------
      10-10       Automatic Transfer                                              1,439,024.05
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-14       Deposited Item Rtned                                                   39.08
      ----------------------------------------------------------------------------------------
      10-14       ACH Debit                                                              13.50
                  JCBI Hl BKCD M DSC 200310 0001370758
      ----------------------------------------------------------------------------------------
      10-14       ACH Debit                                                              10.39
                  JCBI HI BKCD M DSC 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-14       Automatic Transfer                                              9,148,578.68
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-15       Debit Memo                                                            100.00
      ----------------------------------------------------------------------------------------
      10-15       ACH Debit                                                              16.17
                    JCBI HI BKCD M DSC 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-15       ACH Debit                                                               8.01
                    JCBI HI BKCD M DSC 200310 0001290923
      ----------------------------------------------------------------------------------------
      10-15       Automatic Transfer                                              4,146,312.84
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0001028588
      ----------------------------------------------------------------------------------------
      10-15       Automatic Transfer                                                  1,541.49
                    TRANSFER TO CONCENTRATION ACCOUNT
                    0034036160




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 3 of 23
      October 15, 2003                                                             0001-042424

   CREDITS
      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-01       Wire Transfer Credit                                            2,224,151.70
                    BOH FUNDS TRANSFER 100103 031001000452702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-01       Wire Transfer Credit                                              798,078.10
                    BOH FUNDS TRANSFER 100103 031001000973702
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000335               68,421.54
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681               52,745.21
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                         36,305.41
                    DISCOVER BUS SVC SETTLEMENT 030930 601101601001736
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                         33,765.31
                    DISCOVER BUS SVC SETTLEMENT 030930 601101601001736
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681               28,970.71
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                         23,895.94
                    DISCOVER BUS SVC SETTLEMENT 030930 601101601001736
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                         18,347.30
                    DISCOVER BUS SVC SETTLEMENT 030930 601101601001736
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000336               15 478.49
      ----------------------------------------------------------------------------------------
      10-01       Wire Transfer Credit                                               14,965.05
                    BOHFUNDS TRANSFER 100103 031001000484702
                    SWF OF 03/10/01
      ----------------------------------------------------------------------------------------
      10-01       Wire Transfer Credit                                               11,131.62
                    BOH FUNDS TRANSFER 100103 031001000182702
                    000000000
      ----------------------------------------------------------------------------------------
      10-01       Wire Transfer Credit                                                7,020.97
                    BOH FUNDS TRANSFER 100103 031001001101702
                    CA031001022792
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                4,343.05
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                3,819.00
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000636                3,127.80
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000431                2,493.36
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000431                2,282.02
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000444                2,192.70
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000441                2,186.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681                2,142.00
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                          1,824.00
                    KAHULUI PAX NO 4 TELECHECK 031001 05771405
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000441                1,717.70
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                1,283.58
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000679                1,245.48
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                          1,214.80
                    ALA MOANA TICKET TELECHECK 031001 05712517
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000679                1,126.48
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000461                1,087.01
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                1,072.42
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                1,019.75
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                1,005.08
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681                  940.90
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000461                  912.52




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 4 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000636                  886.78
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  835.22
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000451                  769.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  761.50
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000422                  601.60
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681                  593.06
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000681                  515.34
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000442                  483.19
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000335                  480.79
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  473.00
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000636                  412.00
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                            401.00
                    HILO SALES 636 TELECHECK 031001 05781608
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non_ Teller                      00000000441                  400.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  362.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000336                  303.84
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  290.00
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                            264.00
                    MOLOKAI STATION TELECHECK 031001 05771408
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  250.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000451                  207.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit. Non Teller                      00000000679                  182.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000452                  181.17
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000636                  168.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000462                  165.48
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  163.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                  152.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000679                  144.00
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                            143.00
                    HILO PASSENGER 4 TELECHECK 031001 05781604
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000422                  137.58
      ----------------------------------------------------------------------------------------
      10-01       ACH Credit                                                            127.80
                    KAUAI PASSENGER TELECHECK 031001 05764731
      ----------------------------------------------------------------------------------------
      10-01       Customer Deposit                         00000000636                  125.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000432                   83.04
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   43.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   35.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   20.00
      ----------------------------------------------------------------------------------------
      10-01       Deposit Non Teller                       00000000424                   12.75
      ----------------------------------------------------------------------------------------
      10-02       Wire Transfer Credit                                              856,728.55
             BOH FUNDS TRANSFER 100203 031002000516702
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000335              134,246.28
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000335               67,558.99
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000335               24,122.70
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                         11,594.86
                    DISCOVER BUS SVC SETTLEMENT 031001 601101601001736
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                5,883.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000655                5,625.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 5 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                4,166.00
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                          3,351.02
                    ALA MOANA TICKET TELECHECK 031002 05712517
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000681                2,880.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                2,612.50
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                2,592.97
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                2,403.38
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000652                2,293.75
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000461                2,228.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000441                1,890.88
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000431                1,699.17
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                1,678.08
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000679                1,618.96
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000441                1,602.50
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000451                1,579.77
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000679                1,515.89
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000679                1,280.02
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                1,218.13
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000461                1,152.50
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000451                1,058.08
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  799.28
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  730.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000431                  666.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000441                  630.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000422                  568.93
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                            568.00
                    KAHULUI PAX NO 4 TELECHECK 031002 05771405
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                            507.00
                    KAUAI PASSENGER TELECHECK 031002 05764731
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  504.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000452                  461.06
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000335                  419.40
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  391.84
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000681                  332.32
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000679                  332.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  315.00
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                            312.78
                    HILO SALES 636 TELECHECK 031002 05781608
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000431                  300.00
      ----------------------------------------------------------------------------------------
      10-02       Customer Deposit                         00000000445                  296.00
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                            288.00
                    JCB1 H1 BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000432                  266.87
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  261.96
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  250.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000679                  240.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000462                  235.21
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000422                  234.18
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000335                  225.40
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000442                  217.33
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000681                  127.08




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 6 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-02       Customer Deposit                         00000000445                  127.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  125.00
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                            118.00
                    HILO PASSENGER 4 TELECHECK 031002 05781604
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                  108.56
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                                                     77.50
      ----------------------------------------------------------------------------------------
      10-02       ACH Credit                                                             75.00
                    KONA KEAHOLE STA TELECHECK 031002 05781606
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                   60.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000681                   50.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-02       Deposit Non Teller                       00000000424                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336            2,393,816.14
      ----------------------------------------------------------------------------------------
      10-03       Wire Transfer Credit                                              865,626.68
                    BOH FUNDS TRANSFER 100303 031003000688702
      ----------------------------------------------------------------------------------------
      10-03       Wire Transfer Credit                                              159,555.00
                    BOH FUNDS TRANSFER 100303 031003000128702
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000335              101,311.15
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                         28,110.19
                    DISCOVER BUS SVC SETTLEMENT 031002 601101601001736
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000335               22,406.38
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                7,776.85
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                4,355.18
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                3,417.80
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000679                2,529.65
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000461                2,371.20
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000441                2,276.50
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000441                2,271.63
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                2,155.41
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                1,937.28
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                1,924.38
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000461                1,803.50
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                1,789.04
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000431                1,698.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000431                1,630.58
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                          1,307.82
                    ALA MOANA TICKET TELECHECK 031003 05712517
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                1,220.28
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  970.60
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  929.50
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000441                  847.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000679                  772.20
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                            726.26
                    HILO PASSENGER 4 TELECHECK 031003 05781604
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000681                  658.26
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  606.66
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                  600.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000679                  575.00
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                            557.25
                    KAHULUI PAX NO 4 TELECHECK 031003 05771405




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 7 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  500.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  480.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000442                  468.16
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  465.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  300.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                                                    277.14
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  255.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  260.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  243.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000432                  220.88
      ----------------------------------------------------------------------------------------
      10-03       Wire Transfer Credit                                                  216.00
                    BOH FUNDS TRANSFER 100303 031003000263702
                  ARC 173
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                            202.00
                    KAUAI PASSENGER TELECHECK 031003 05764731
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                  201.00
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                            154.00
                    HILO SALES 636 TELECHECK 031003 05781608
      ----------------------------------------------------------------------------------------
      10-03       ACH Credit                                                            144.00
                    EQUIVA PAYMENTS 031003 02232000139410
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                  132.52
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000462                  100.54
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000655                  100.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                   45.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                   40.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   30.00
      ----------------------------------------------------------------------------------------
      10-03       ACM Credit                                                             25.00
                    JCBI HI BKCD DEPST 200310 0001417286
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-03       Customer Deposit                         00000000444                   15.63
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000655                   13.44
      ----------------------------------------------------------------------------------------
      10-03       Customer Deposit                         00000000444                    2.50
      ----------------------------------------------------------------------------------------
      10-03       Customer Deposit                         00000000445                    2.50
      ----------------------------------------------------------------------------------------
      10-03       Deposit Non Teller                       00000000424                    2.50
      ----------------------------------------------------------------------------------------
      10-06       Automatic Transfer                                                112,071.93
                    TRANSFER FROM CONCENTRATION ACCOUNT
                  0034036160
      ----------------------------------------------------------------------------------------
      10-06       Interest Transfer                                                       2,26
                    FROM ACCT NO. 0006-000673 FROM CD NO.
                    0000-000001
      ----------------------------------------------------------------------------------------
      10-06       Wire Transfer Credit                                            1,949,040.10
                    BOH FUNDS TRANSFER 100603 031006000568702
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                      1,330,244.31
                    AMERICAN EXPRESS SETTLEMENT 031006 7992400143
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000335              172,470.25




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 8 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-06       Credit Memo                                                       159,825.00
      ----------------------------------------------------------------------------------------
      10-06       Wire Transfer Credit                                               58,005.99
                    BOH FUNDS TRANSFER 100603 031006000539702
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000335               52,624.47
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                         31,630.19
                    DISCOVER BUS SVC SETTLEMENT 031003 601101601001736
      ----------------------------------------------------------------------------------------
      10-06       Wire Transfer Credit                                               12,961.50
                    BOH FUNDS TRANSFER 100603 031006000097702
                    029-OTT-317822
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                6,886.67
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                6,123.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                6,018.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                5,815.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000461                5,222.24
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                4,725.69
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                3,778.71
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                2,720.99
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                2,691.52
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                2,584.10
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000681                2,400.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                2,332.30
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                2,332.08
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,918.45
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,908.44
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                1,842.31
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,711.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000461                1,690.73
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                1,667.86
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000422                1,633.42
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                1,621.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                1,572.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                1,524.22
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                1,524.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,453.05
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                          1,430.46
                    ALA MOANA TICKET TELECHECK 031006 05712517
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,414.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                1,351.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,328.90
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,210.20
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000422                1,179.07
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                1,137.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,118.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,098.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,091.38
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,045.50
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                          1,040.00
                    HAWAIIAN VAC SEC FEES 100303
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                1,023.78
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                1,004.88
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  986.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 9 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                  948.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                  940.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  917.52
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  897.50
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            885.32
                    HILO SALES 636 TELECHECK 031006 05781608
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000681                  871.18
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  869.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                  857.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000442                  847.96
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  837.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                  827.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000681                  821.72
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            780.50
                    KONA KEAHOLE STA TELECHECK 031006 05781606
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                  777.01
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  730.70
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller'                      00000000424                  730.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  675.58
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                  654.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  633.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                  628.51
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  617.52
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  605.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000462                  597.86
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                  571.78
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  545.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  544.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000335                  499.78
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000441                  496.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  494.81
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  486.00
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            472.50
                    KAHULUI PAX NO 4 TELECHECK 031006 05771405
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000442                  442.91
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  394.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000432                  391.70
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  388.50
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            372.50
                    HILO PASSENGER 4 TELECHECK 031006 05781604
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  366.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  360.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  353.50
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000422                  349.55
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000452                  333.72
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000451                  311.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000422                  301.07
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000332                  298.31
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  291.06
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  277.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  261.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 10 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  258.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  250.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000452                  246.46
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000431                  200.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  189.42
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  185.48
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000681                  169.79
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            169.00
                    MOLOKAI STATION TELECHECK 031006 05771408
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000332                  154.50
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                            150.00
                    HONOLULU STN PAX TELECHECK 031006 05712512
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000332                  145.79
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  113.58
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                  112.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000452                   99.93
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   65.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Adjustment                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                                                     50.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   44.36
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000655                   26.88
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000335                   25.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                   15.94
      ----------------------------------------------------------------------------------------
      10--06      Deposit Non Teller                       00000000424                   15.00
      ----------------------------------------------------------------------------------------
      10-06       Deposit Non Teller                       00000000424                    2.50
      ----------------------------------------------------------------------------------------
      10-06       ACH Credit                                                              0.01
                    SPRINT 71875 031003 HAWAIIAN AIRLINES INC
      ----------------------------------------------------------------------------------------
      10-07       Automatic Transfer                                                 34,185.45
             TRANSFER FROM CONCENTRATION ACCOUNT
             0034036160
      ----------------------------------------------------------------------------------------
      10-07       Wire Transfer Credit                                              697,059.89
                    BOH FUNDS TRANSFER 100703 031007000823702
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000335              324,975.39
      ----------------------------------------------------------------------------------------
      10-07       ACM Credit                                                         28,901.66
                    DISCOVER BUS SVC SETTLEMENT 031004 601101601001736
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000336               16,891.57
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000335               13,257.28
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                6,014.70
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000441                5,345.76
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                4,268.02
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                4,218.90
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                3,779.10
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000422                2,717.27
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                          2,345.24
                    ALA MOANA TICKET TELECHECK 031007 05712517
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                2,298.33
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000655                2,135.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 11 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                2,036.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000431                2,022.54
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000681                1,927.08
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                1,842.50
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                1,822.57
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000655                1,769.50
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                1,672.42
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                          1,625.58
                    ALA MOANA TICKET TELECHECK 031007 05712517
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                1,519.19
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000441                1,500.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                1,496.54
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                1,419.10
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                1,413.10
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                1,322.34
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000431                1,288.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000431                1,167.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000451                1,165.76
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                1,048.24
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                  967.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  948.25
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000422                  916.66
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                  909.26
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000461                  828.18
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  826.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  794.81
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000681                  781.38
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000336                  757.14
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  747.67
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  723.50
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            716.90
                    HILO PASSENGER 4 TELECHECK 031007 05781604
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000451                  678.58
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            672.61
                    KONA KEAHOLE STA TELECHECK 031007 05781606
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000681                  672.32
      ----------------------------------------------------------------------------------------
      10-07       ACM Credit                                                            653.00
                    KONA KEAHOLE STA TELECHECK 031007 05781606
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  635.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  597.82
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            594.70
                    HILO SALES 836 TELECHECK 031007 05781608
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000422                  584.83
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            537.07
                    KAHULUI PAX NO 4 TELECHECK 031007 05771405
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  510.50
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  503.34
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            486.08
                    KAHULUI PAX NO 4 TELECHECK 031007 05771405
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  437.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000432                  387.63




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 12 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000452                  365.40
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000441                  355.00
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            314.50
                    HILO PASSENGER 4 TELECHECK 031007 05781604
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000422                  307.63
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non_ Teller                      00000000424                  305.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                  245.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000336                  182.27
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            174.00
                    HILO PASSENGER 4 TELECHECK 031007 05781604
      ----------------------------------------------------------------------------------------
      10-07       Customer Deposit                         00000000445                  171.36
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            145.09
                    KAUAI PASSENGER TELECHECK 031007 05764731
      ----------------------------------------------------------------------------------------
      10-07       Customer Deposit                         00000000445                  139.00
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            123.50
                    KONA KEAHOLE STA TELECHECK 031007 05781606
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000462                  122.94
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            117.24
                    KAUAI PASSENGER TELECHECK 031007 05764731
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000462                  106.72
      ----------------------------------------------------------------------------------------
      10-07       ACH Credit                                                            105.50
                    JCSI HI BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000462                  105.40
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000442                   99.35
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000335                   95.66
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   80.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   80.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   78.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000679                   74.50
      ----------------------------------------------------------------------------------------
      10-07       Customer Deposit                         00000000445                   65.91
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000422                   60.70
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-07       Customer Deposit                         00000000445                   40.80
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   40.50
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000424                   35.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000655                   25.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-07       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-08       Wire Transfer Credit                                            2,279,963.51
                    BOH FUNDS TRANSFER 100803 031008000307702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-08       Wire Transfer Credit                                              840,261.98
                    BOH FUNDS TRANSFER 100803 031008001147702
      ----------------------------------------------------------------------------------------
      10-08       Wire Transfer Credit                                              221,835.00
                    BOH FUNDS TRANSFER 100803 031008000058702
                    245TTJ-20140746
      ----------------------------------------------------------------------------------------
      10-08       Wire Transfer Credit                                               55,942.36
                    BOH FUNDS TRANSFER 100803 031008000360702




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 13 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000335               54,291.37
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                         33,094.25
                    DISCOVER BUS SVC SETTLEMENT 031007 601101601001736
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                         32,171.57
                    DISCOVER BUS SVC SETTLEMENT 031007 601101601001736
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                         17,696.37
                    DISCOVER BUS SVC SETTLEMENT 031007 601101601001736
      ----------------------------------------------------------------------------------------
      10-08       Wire Transfer Credit                                               11,012.38
                    BOH FUNDS TRANSFER 100803 031008000102702
                    SWF OF 03/10/08
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                4,750.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                4,267.34
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                2,740.98
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                2,465.28
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                2,463.63
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000441                2,268.71
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000336                1,853.85
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000431                1,801.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000681                1,800.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000335                1,778.84
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000679                1,633.30
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000679                1,506.10
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000335                1,482.26
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                1,431.43
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                          1,281.38
                    ALA MOANA TICKET TELECHECK 031008 05712517
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                1,205.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000431                1,174.38
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                          1,092.82
                    HILO PASSENGER 4 TELECHECK 031008 05781604
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000441                1,052.58
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  862.94
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000442                  639.66
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000441                  632.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000681                  604.12
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  515.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  482.00
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                            439.50
                    KAHULUI PAX NO 4 TELECHECK 031008 05771405
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  429.50
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000451                  361.50
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  346.72
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000422                  335.06
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000431                  320.00
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                            288.25
                    KAUAI PASSENGER TELECHECK 031008 05764731
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000679                  280.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000422                  254.07
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                            251.00
                    HILO SALES 636 TELECHECK 031008 05781608
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000451                  200.50




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 14 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  190.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000432                  183.47
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000452                  149.52
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000335                  140.71
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000681                  129.00
      ----------------------------------------------------------------------------------------
      10-08       ACH Credit                                                            118.50
                    KONA KEAHOLE STA TELECHECK 031008 05781606
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  108.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non taller                       00000000424                   94.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                   83.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                   60.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                   40.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit_ Non Teller                      00000000424                   30.50
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                   25.50
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-08       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-09       Automatic Transfer                                                119,592.72
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-09       Wire Transfer Credit                                              956,413.09
                    BOH FUNDS TRANSFER 100903 031009000377702
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000335              115,062.90
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                         18,926.38
                    DISCOVER BUS SVC SETTLEMENT 031008 601101601001736
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000681                6,744.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                5,866.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000441                4,860.46
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                4,596.64
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000441                3,957,04
      ----------------------------------------------------------------------------------------
      10-09       Deposit_ Non Teller                      00000000679                2,922.98
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                2,877.30
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000652                2,467.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000451                2,259.18
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000461                1,928.00
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                          1,922.39
                    KAHULUI PAX NO 4 TELECHECK 031009 05771405
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                          1,722.84
                    ALA MOANA TICKET TELECHECK 031009 05712517
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000451                1,617.14
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000442                1,305.73
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                          1,299.53
                    HILO PASSENGER 4 TELECHECK 031009 05781604
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                1,236.28
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                1,114.19
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                1,039.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000461                1,018.50
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000431                  874.83
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000679                  806.32
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  791.78
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000431                  778.50




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 15 of 23
      October 15, 2003                                                            0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000336                  775.96
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  769.34
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  700.50
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000681                  620.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000422                  612.11
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  592.69
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000441                  585.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000452                  506.92
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000681                  503.62
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  485.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  453.46
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000681                  450.62
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  444.50
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000679                  409.52
      ----------------------------------------------------------------------------------------
      10-09       Customer Deposit                         00000000444                  319.40
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000432                  254.55
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                            163.74
                    KONA KEAHOLE STA TELECHECK 031009 05781606
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                            163.00
                    KAUAI PASSENGER TELECHECK 031009 05764731
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000422                  153.24
      ----------------------------------------------------------------------------------------
      10-09       Customer Deposit                         00000000444                  122.00
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                            118.00
                    HONOLULU STN PAX TELECHECK 031009 05712512
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-09       Customer Deposit                         00000000444                   89.50
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                   40.00
      ----------------------------------------------------------------------------------------
      10-09       ACH Credit                                                             39.08
                    MOLOKAI STATION TELECHECK 031009 05771408
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000462                   36.77
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000424                   31.00
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000336                   30.00
      ----------------------------------------------------------------------------------------
      10-09       Customer Deposit                         00000000444                   19.54
      ----------------------------------------------------------------------------------------
      10-09       Deposit Non Teller                       00000000679                    7.50
      ----------------------------------------------------------------------------------------
      10-10       Wire Transfer Credit                                              995,872.23
                    BOH FUNDS TRANSFER 101003 031010000582702
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000335              261,881.20
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000335               65,198.11
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                         31,653.20
                    DISCOVER BUS SVC SETTLEMENT 031009 601101601001736
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                         11,863.41
                    USPS ST. LOUIS CONTRACTS 031010
                    990042880EA0000
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                6,114.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                4,551.08
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                4,290.90
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000681                3,960.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                3,958.50
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                2,913.54
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                2,913.06




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 16 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000679                2,725.56
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000461                2,671.70
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000441                2,582.34
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                          2,469.69
                    ALA MOANA TICKET TELECHECK 031010 05712517
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                2,097.91
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                2,021.36
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000431                2,019.00
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                1,995.79
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000679                1,975.70
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                1,952.96
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller-                      00000000431                1,519.26
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                1,475.44
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                1,346.66
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                          1,223.88
                    HILO SALES 636 TELECHECK 031010 05781608
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                1,186.15
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000461                1,171.76
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000451                1,129.55
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000451                1,073.97
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000679                1,044.90
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000441                1,039.92
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  978.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000441                  894.00
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                  760.00
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                  572.04
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000422                  534.10
      ----------------------------------------------------------------------------------------
      10-10       Wire Transfer Credit                                                  528.40
                    B0H FUNDS TRANSFER 101003 031010000358702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                            511.00
                    HILO PASSENGER 4 TELECHECK 031010 05781604
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                            501.30
                    USPS ST. LOUIS CONTRACTS 031010
                    990042880EA0000
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000422                  459.92
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000442                  449.96
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  423.00
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                            381.00
                    EOUIVA PAYMENTS 031010 02232000140043
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000452                  320.19
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  281.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  275.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  178.50
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                  175.00
      ----------------------------------------------------------------------------------------
      10-10       Customer Deposit                         00000000636                  161.51
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000335                  138.67
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000681                  129.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000462                  123.50
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                             98.50
                    KAHULUI PAX NO 4 TELECHECK 031010 05771405




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 17 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                             88.50
                    KAUAI PASSENGER TELECHECK 031010 05764731
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000681                   78.16
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000332                   62.70
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000432                   30.20
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000655                   26.88
      ----------------------------------------------------------------------------------------
      10-10       ACH Credit                                                             25.00
                    JCBI H1 BKCD DEPST 200310 0001290857
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                   12.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                    5.00
      ----------------------------------------------------------------------------------------
      10-10       Deposit Non Teller                       00000000424                    5.00
      ----------------------------------------------------------------------------------------
      10-14       Automatic Transfer                                                 88,670.49
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-14       Wire Transfer Credit                                            5,128,197.80
                    BOH FUNDS TRANSFER 101403 031014000937702
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                      1,453,319.54
                    AMERICAN EXPRESS SETTLEMENT 031013 7992400143
      ----------------------------------------------------------------------------------------
      10-14       Wire Transfer Credit                                            1,050,856.00
                    BOH FUNDS TRANSFER 101403 031014000957702
             TEBC OF 03/10/14
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000336              952,212.06
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000335               89,992.36
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000335               86,833.81
      ----------------------------------------------------------------------------------------
      10-14       Wire Transfer Credit                                               83,313.27
                    BOH FUNDS TRANSFER 101403 031014000975702
      ----------------------------------------------------------------------------------------
      10-14       ACM Credit                                                         36,741.60
                    DISCOVER BUS SVC SETTLEMENT 031010 601101601001736
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000336               19,433.43
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                7,133.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                6,570.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                5,519.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                4,765.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                4,480.14
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                3,896.70
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                3,775.40
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                                                  3,621.68
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                3,242.82
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                3,059.40
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                3,046.04
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                          2,799.07
                    AIRLINES REPORT[ PAYABLES 101003 A173
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                2,756.62
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                2,711.38
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000681                2,640.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                2,594.36
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                2,546.34
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                2,455.80
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000422                2,445.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                2,434.12




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 18 of 23
      October 15, 2003                                                              0001-04242

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                2,431.37
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                          2,290.10
                    KAUAI PASSENGER TELECHECK 031014 05764731
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                2,241.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000461                2,226.15
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                                                  1,983.20
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                1,975.23
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                1,958.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,928.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                1,844.66
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,664.20
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                1,661.08
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                          1,659.14
                    KAHULUI PAX NO 4 TELECHECK 031014 05771405
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,609.02
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000681                1,584.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                1,550.74
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,510.33
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,499.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,439.92
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,439.08
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,420.66
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,418.08
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,400.30
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,370.16
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000422                1,350.65
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                          1,313.54
             ALA MOANA TICKET TELECHECK 031014 05712517
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,310.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,294.51
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                1,270.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit.Non Teller                       00000000424                1,250.70
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000422                1,240.28
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,188.78
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,165.96
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                          1,155.00
                    KAHULUI PAX NO 4 TELECHECK 031014 05771405
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                1,152.60
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000461                1,087.27
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            969.96
                    ALA MOANA TICKET TELECHECK 031014 05712517
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  946.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  913.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000422                  885.43
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                  867.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  837.50
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            813.38
                    KAHULUI PAX NO 4 TELECHECK 031014 05771405
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                  766.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                  765.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000422                  734.37




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 19 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  734.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  732.70
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  713.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  708.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                                                    700.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                  695.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  692.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                  666.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  662.26
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            599.00
                    ALA MOANA TICKET TELECHECK 031014 05712517
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  586.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  577.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000681                  537.70
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  535.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  510.00
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            484.88
             HILO PASSENGER 4 TELECHECK 031014 05781604
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  476.58
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            473.50
                    JCB1 HI BKCD DEPST 200310 0001370758
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  470.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  446.30
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  427.50
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            397.50
                    KAUAI PASSENGER TELECHECK 031014 05764731
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000681                  396.71
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            395.46
                    KAHULUI PAX NO 4 TELECHECK 031014 05771405
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000451                  369.50
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            364.47
                    JCB1 HI BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            361.00
                    HILO SALES 636 TELECHECK 031014 05781608
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  353.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  350.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  350.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  350.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  346.24
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000681                  346.22
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  345.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000452                  345.27
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                  341.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000442                  339.56
      ----------------------------------------------------------------------------------------
      10-14       ACM Credit                                                            335.08
                    HILO PASSENGER 4 TELECHECK 031014 05781604
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  331.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000441                  292.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                                                    271.95
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000442                  248.94
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  245.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 20 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            229.88
                    KONA KEAHOLE STA TELECHECK 031014 05781606
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            226.00
                    KAUAI PASSENGER TELECHECK 031014 05764731
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            217.00
                    KAUAI PASSENGER TELECHECK 031014 05764731
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  190.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Telier                       00000000424                  190.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000462                  174.82
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000452                  173.64
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            158.50
                    KONA KEAHOLE STA TELECHECK 031014 05781606
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            155.00
                    HILO PASSENGER 4 TELECHECK 031014 05781604
      ----------------------------------------------------------------------------------------
      10-14       ACH Credit                                                            125.00
                    HILO SALES 636 TELECHECK 031014 05781608
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  125.00
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                  106.60
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000679                   93.50
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                   93.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   80.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000442                   76.09
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000452                   75.92
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   62.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   60.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   55.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   53.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                   47.58
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                   43.70
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   36.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   28.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   27.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   25.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non. Teller                      00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000424                   14.50
      ----------------------------------------------------------------------------------------
      10-14       Deposit Non Teller                       00000000655                   13.44
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                    7.05
      ----------------------------------------------------------------------------------------
      10-14       Customer Deposit                         00000000444                    3.03
      ----------------------------------------------------------------------------------------
      10-15       Wire Transfer Credit                                            2,032,901.32
                    BOH FUNDS TRANSFER 101503 031015000466702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-15       Wire Transfer Credit                                              869,182.39
                    BOH FUNDS TRANSFER 101503 031015001 107702




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 21 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-15       Wire Transfer Credit                                              715,484.43
                    BOH FUNDS TRANSFER 101503 031015000087702
                    000001843
      ----------------------------------------------------------------------------------------
      10-15       Wire Transfer Credit                                              163,180.16
                    BOH FUNDS TRANSFER 101503 031015000071702
      ----------------------------------------------------------------------------------------
      10-15       Wire Transfer Credit                                               94,386.30
                    BOH FUNDS TRANSFER 101503 031015001303702
                    01031015004966RN
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000335               59,234.20
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                         44,388.24
                    DISCOVER BUS SVC SETTLEMENT 031014 601101601001736
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                         30,266.76
                    DISCOVER BUS SVC SETTLEMENT 031011 601101601001736
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                         27,061.36
                    DISCOVER BUS SVC SETTLEMENT 031014 601101601001736
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                         21,877.75
                    DISCOVER BUS SVC SETTLEMENT 031014 601101601001736
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000335               13,078.64
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000335                5,890.40
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                5,816.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000422                3,541.24
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                3,122.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                3,121.90
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000655                3,000.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                2,882.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000441                2,586.09
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                2,436.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                2,417.48
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000451                2,343.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                2,329.18
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                2,174.02
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                2,032.08
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000336                1,918.94
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                1,903.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                1,592.66
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000441                1,550.51
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000681                1,355.03
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                1,280.76
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000451                1,262.23
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                1,165.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                1,136.46
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                1,115.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                1,113.66
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                1,093.88
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                1,033.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000681                  889.84
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                  867.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000451                  851.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                  830.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000679                  828.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  813.49




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 22 of 23
      October 15, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000681                  706.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  640.40
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000422                  603.13
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  587.64
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            567.38
                    JCB1 HI BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000679                  511.00
      ----------------------------------------------------------------------------------------
      10-15       Customer Deposit                         00000000444                  502.86
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000442                  475.89
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                  466.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000441                  441.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                  411.00
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            407.00
                    HILO PASSENGER 4 TELECHECK 031015 05781604
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  404.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  337.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                  314.19
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            298.00
                    KAHULUI PAX NO 4 TELECHECK 031015 05771405
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  298.00
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            281.00
                    JCB1 HI BKCD DEPST 200310 0001290923
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  281.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000432                  241.31
      ----------------------------------------------------------------------------------------
      10-15       Customer Deposit                         00000000445                  217.54
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000461                  215.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000432                  186.68
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                  164.50
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            144.00
                    EQUIVA PAYMENTS 031015 02232000140282
      ----------------------------------------------------------------------------------------
      10-15       Customer Deposit                         00000000444                  138.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000462                  121.55
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                            113.50
                    KAUAI PASSENGER TELECHECK 031015 05764731
      ----------------------------------------------------------------------------------------
      10-15       Customer Deposit                         00000000445                  107.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000431                  100.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non_ Teller                      00000000679                   87.11
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000432                   78.85
      ----------------------------------------------------------------------------------------
      10-15       ACH Credit                                                             77.00
                    HILO SALES 636 TELECHECK 031015 06781608
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-15       Customer Deposit                         00000000445                   20.40
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                   15.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                   14.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                   12.50
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                   12.00
      ----------------------------------------------------------------------------------------
      10-15       Deposit Non Teller                       00000000424                    3.18


       LOGO OMITTED] Bank of Hawaii

       HAWAIIAN AIRLINES INC                                     Page 23 of 23
       October 15, 2003                                             0001-042424


 DAILY BALANCES

      Date        Amount         Date        Amount         Date        Amount
      -------------------        -------------------        -------------------
      09-30         0.00         10-06         0.00         10-10         0.00
      -------------------        -------------------        -------------------
      10-01         0.00         10-07         0.00         10-14         0.00
      -------------------        -------------------        -------------------
      10-02         0.00         10-08         0.00         10-15         0.00
      -------------------        -------------------        -------------------
      10-03         0.00         10-09         0.00
      -------------------        -------------------

      [LOGO OMITTED]  Bank of Hawaii               Statement of Account


      Last statement: October 15, 2003             Account: 0001-042424
      This statement: October 31, 2003             Page 1 of 24
      Total days in statement period: 16           Number of Enclosures: (735)

                                                   Direct inquiries to:
                                                   888-643-3888
      HAWAIIAN AIRLINES INC
      COLLECTION ACCOUNT                           BANK OF HAWAII
      ATTN K RILEY                                 P.O. BOX 2900
      CORPORATE BANKING 297                        HONOLULU HI 96846
      BANK OF HAWAII

       -----------------------------------------------------------------------

      PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

      -------------------------------------------------------------------------

Analyzed Business Checking

      Account number       0001-042424   Beginning balance               $0.00
      Enclosures                   735   Total additions         33,837,693.05
      Low balance                $0.00   Total subtractions      33,837,693.05
      Average balance            $0.00   Ending balance                   $.00


   DEBITS
      Date       Description                                                       Subtractions
      -------------------------------------------------------------------------------------------
      10-16      Deposited Item Rtned                                                     25.00
      -------------------------------------------------------------------------------------------
      10-16      Automatic Transfer                                                1,840,684.79
      -------------------------------------------------------------------------------------------
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      -------------------------------------------------------------------------------------------
      10-17      Deposited Item Rtned                                                  2,799.66
      -------------------------------------------------------------------------------------------
      10-17      ACH Debit                                                                16.02
                   JCBI HI BKCD M DSC 200310 0001290790
      -------------------------------------------------------------------------------------------
      10-17      Automatic Transfer                                                1,562,125.42
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      -------------------------------------------------------------------------------------------
      10-20      Deposited Item Rtned                                                    500.00
      -------------------------------------------------------------------------------------------
      10-20      Debit Memo                                                              210.00
      -------------------------------------------------------------------------------------------
      10-20      ACH Debit                                                                30.50
                   JCBI HI BKCD M DSC 200310 0001370758
      -------------------------------------------------------------------------------------------
      10-20      Automatic Transfer                                                4,114,290.03
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      -------------------------------------------------------------------------------------------
      10-21      ACH Debit                                                                 2.86
                  JCBI HI BKCD M DSC 200310 000 1484047


[LOGO OMITTED] Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk(*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
    Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.  DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

--------------------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
--------------------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

    Ending balance reflected on this statement:                             $______________

    Add deposits and transfers to this account; not yet reflected on this statement:
             $______________    $______________
             $______________    $______________
             $______________    $______________                          +) $______________

    Sub-Total:                                                           =  $______________

    Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
             $______________      $______________     $______________
             $______________      $______________     $______________
             $______________      $______________     $______________    -) $______________

    Current Account Balance (For checking accounts, this amount should
    equal your checkbook register balance.)                              =  $______________

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                                      [LOGO OMITTED]
                                                                        LENDER


      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 2 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                     Subtractions
      ----------------------------------------------------------------------------------------
      10-21      Automatic Transfer                                                 913,057.27
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-22      Deposited Item Rtned                                                   121.44
      ----------------------------------------------------------------------------------------
      10-22      Debit Memo                                                             520.00
      ----------------------------------------------------------------------------------------
      10-22      ACH Debit                                                               10.09
                   JCBI HI BKCD M DSC 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-22      Automatic Transfer                                               3,469,679.42
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-23      Deposited Item Rtned                                                   199.00
      ----------------------------------------------------------------------------------------
      10-23      Automatic Transfer                                               1,171,470.46
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-24      Automatic Transfer                                               1,461,865.00
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-27      Outgoing Wire Trnsfr                                                57,176.48
                   BOH FUNDS TRANSFER 102703 031027000686701
                   5208-230CT03/IC
      ----------------------------------------------------------------------------------------
      10-27      Deposited Item Rtned                                                   505.90
      ----------------------------------------------------------------------------------------
      10-27      Automatic Transfer                                               3,799,428.56
                   TRANSFER TO CONCENTRATION ACCOUNT
                   00010285BS
      ----------------------------------------------------------------------------------------
      10-28      ACH Debit                                                              100.50
                   JCBI HI BKCD DEPST 200310 0001290766
      ----------------------------------------------------------------------------------------
      10-28      ACH Debit                                                                2.28
                   JCBI HI BKCD M DSC 200310 000 1290857
      ----------------------------------------------------------------------------------------
      10-28      Automatic Transfer                                               1,209,616.83
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-29      Deposited Item Rtned                                                   125.00
      ----------------------------------------------------------------------------------------
      10-29      ACH Debit                                                               99.96
                   CLARKE AMERICAN CHK ORDER 031025 Y05051010221200
      ----------------------------------------------------------------------------------------
      10-29      Automatic Transfer                                               4,382,760.65
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-30      Debit Memo                                                             150.00
      ----------------------------------------------------------------------------------------
      10-30      Deposit Adjustment                                                      45.00
      ----------------------------------------------------------------------------------------
      10-30      Automatic Transfer                                               2,201,533.50
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588
      ----------------------------------------------------------------------------------------
      10-31      Deposited Item Rtned                                                   127.34
      ----------------------------------------------------------------------------------------
      10-31      Automatic Transfer                                               7,648,414.09
                   TRANSFER TO CONCENTRATION ACCOUNT
                   0001028588




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 3 of 24
      October 31, 2003                                                             0001-042424

   CREDITS
      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-16       Automatic Transfer                                                 85,316.42
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-16       Wire Transfer Credit                                              901,015.14
                    BOH FUNDS TRANSFER 101603 031016000832702
      ----------------------------------------------------------------------------------------
      10-16       Wire Transfer Credit                                              399,985.00
                    BOH FUNDS TRANSFER 101603 031016000061702
                    245TTJ-20147392
      ----------------------------------------------------------------------------------------
      10-16       Credit Memo                                                       159,922.21
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335               75,726.61
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335               56,718.21
      ----------------------------------------------------------------------------------------
      10-16       Wire Transfer Credit                                               31,525.09
                    BOH FUNDS TRANSFER 101603 031016000466702
                    SWF OF 03/10/16
      ----------------------------------------------------------------------------------------
      10-16       Wire Transfer Credit                                               27,604.80
                    BOH FUNDS TRANSFER 101603 031016000012702
                    RGT601247287
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335               21,913.15
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                         16,172.25
             DISCOVER BUS SVC SETTLEMENT 031015 601101801001736
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000681                6,855.26
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                6,642.55
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                6,093.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                5,276.88
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000679                3,936.63
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000681                2,732.77
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                          2,550.48
                    ALA MOANA TICKET TELECHECK 031016 05712517
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000461                2,528.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000441                2,435.02
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000652                2,383.25
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000441                2,193.68
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000431                1,670.08
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                1,648.34
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000679                1,445.20
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000461                1,410 26
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000461                1,279.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                1,199.16
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000431                1,163.08
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                1,162.38
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000422                1,026.24
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335                  858.14
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000679                  748.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                  658.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000462                  640.71
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000681                  600.00
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                            549.30
                    KAHULUI PAX NO 4 TELECHECK 031016 05771405




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 4 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000681                  520.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000461                  486.38
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                  460.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000441                  450.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                  422.20
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000442                  316.12
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                  301.50
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000422                  263.47
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335                  261.96
      ----------------------------------------------------------------------------------------
      10-16       Customer Deposit                         00000000444                  254.56
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                            217.50
                    KAUAI PASSENGER TELECHECK 031016 05764731
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                            204.00
                    HILO PASSENGER 4 TELECHECK 031016 05781604
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000432                  195.90
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                            177.44
                    HILO SALES 636 TELECHECK 031016 05781608
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000335                  159.65
      ----------------------------------------------------------------------------------------
      10-16       ACH Credit                                                            154.38
                    HONOLULU STN PAX TELECHECK 031016 05712512
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                  125.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                   65.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000655                   13.44
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                   12.00
      ----------------------------------------------------------------------------------------
      10-16       Customer Deposit                         00000000444                   10.00
      ----------------------------------------------------------------------------------------
      10-16       Deposit Non Teller                       00000000424                    5.00
      ----------------------------------------------------------------------------------------
      10-17       Automatic Transfer                                                 46,976.35
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-17       Wire Transfer Credit                                              868,712.70
                    BOH FUNDS TRANSFER 101703 031017000316702
      ----------------------------------------------------------------------------------------
      10-17       Wire Transfer Credit                                              422,276.86
                    BOH FUNDS TRANSFER 101703 031017000016702
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000335              109,696.01
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                         45,754.42
                    USPS ST. LOUIS CONTRACTS 031017
                    990042880EA0000
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                          8,497.05
                    USPS ST. LOUIS CONTRACTS 031017
                    990042880EA0000
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                6,834.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                4,674.99
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                3,149.59
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000636                2,778.61
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000336                2,622.60
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                2,433.50
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000636                2,390.54
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000636                2,258.20
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000636                2,097.77
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000441                1,979.34




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 5 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000336                1,853.21
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000461                1,741.00
      ----------------------------------------------------------------------------------------
       10-17       Deposit Non Teller                       00000000461               1,679.88
       ---------------------------------------------------------------------------------------
       10-17       Deposit Non Teller                       00000000431               1,643.01
       ---------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000679                1,591.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                1,546.34
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000441                1,480.93
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                1,473.80
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000431                1,222.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                1,170.36
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000461                  878.02
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            844.08
                    ALA MOANA TICKET TELECHECK 031017 05712517
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            826.50
                    KONA KEAHOLE STA TELECHECK 031017 05781606
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000441                  796.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       010000000461                 792.33
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000636                  757.04
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000336                  718.62
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000451                  692.50
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            576.00
                    EQUIVA PAYMENTS 031017 02232000140574
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            562.00
                    JCBI HI BKCD DEPST 200310 0001290790
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000681                  543.10
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            505.76
                    KAUAI PASSENGER TELECHECK 031017 05764731
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000679                  480.50
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000422                  465.01
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            453.00
                    KAHULUI PAX NO 4 TELECHECK 031017 05771405
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            453.00
                    HILO PASSENGER 4 TELECHECK 031017 05781604
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000451                  452.26
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000442                  444.43
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  433.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  413.60
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000462                  389.87
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000681                  385.08
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000451                  330.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000422                  306.33
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  275.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  275.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000451                  266.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000452                  249.99
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000679                  243.50
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  236.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000431                  210.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000432                  208.29
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  163.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                  125.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 6 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-17       ACH Credit                                                            119.00
                    HONOLULU STN PAX TELECHECK 031017 05712512
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000452                   97.51
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000452                   83.80
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000681                   79.70
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000462                   74.79
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000445                   60.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000462                   48.62
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000335                   26.00
      ----------------------------------------------------------------------------------------
      10-17       Customer Deposit                         00000000445                   25.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000336                  115.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-17       Deposit Non Teller                       00000000424                   12.75
      ----------------------------------------------------------------------------------------
      10-20       Automatic Transfer                                                 40,970.22
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-20       Wire Transfer Credit                                            1,987,814.96
                    BOH FUNDS TRANSFER 102003 031020000605702
      ----------------------------------------------------------------------------------------
      10-20       ACM Credit                                                      1,359,840.48
                    AMERICAN EXPRESS SETTLEMENT 031020 7992400143
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000336              198,645.10
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000335              132,201.78
      ----------------------------------------------------------------------------------------
      10-20       Credit Memo                                                        79,875.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000335               56,153.64
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                         33,384.07
                    DISCOVER BUS SVC SETTLEMENT 031017 601101601001736
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000681               31,410.00
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                         29,660.49
                    DISCOVER BUS SVC SETTLEMENT 031017 601101601001736
      ----------------------------------------------------------------------------------------
      10-20       Wire Transfer Credit                                               29,160.50
                    BOH FUNDS TRANSFER 102003 031020000105702
                    029-OTT-318232
      -----------------------------------------------------------------------------------
      10-20       Wire Transfer Credit                                               28,935.18
                    BOH FUNDS TRANSFER 102003 031020000628702
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000681               16,353.07
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                7,494.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                6,732.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                6,150.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                4,233.55
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000335                3,944.95
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                3,471.64
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                3,444.68
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                2,831.54
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                2,712.26
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                2,282.35
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000336                2,101.94
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,922.72
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                1,767.98
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,637.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                1,600.42
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,547.50




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 7 of 24
      October 31, 2003                                                             0001-042424

       Date        Description                                                       Additions
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                1,420.96
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                1,419.00
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                          1,360.00
                    HAWAIIAN VAC SEC FEES 101703
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,266.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                1,244.72
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,167.28
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,137.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,132.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,116.34
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,097.44
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                          1,070.10
                    JCBI HI BKCD DEPST 200310 0001370758
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                1,063.54
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,051.02
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,009.20
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                1,005.08
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                  914.50
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            872.23
                    ALA MOANA TICKET TELECHECK 031020 05712517
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000422                  740.36
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                  700.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                  679.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  634.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  613.50
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            611.47
                    HILO SALES 636 TELECHECK 031020 05781608
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  593.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                  593.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000442                  582.75
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  550.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  534.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000441                  532.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  513.84
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            512.46
                    KAUAI PASSENGER TELECHECK 031020 05764731
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  509.12
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                  472.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  453.60
      ----------------------------------------------------------------------------------------
      10-20       Customer Deposit                         00000000444                  431.90
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  427.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000335                  426.45
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  362.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000422                  358.12
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  354.01
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  330.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  323.94
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  311.50
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            305.50
                    KAHULUI PAX NO 4 TELECHECK 031020 05771405
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                  303.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 8 of 24
      October 31, 2003                                                             0001-042424

       Date        Description                                                       Additions
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000681                  300.60
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  290.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  288.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  231.00
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            224.50
                    HILO PASSENGER 4 TELECHECK 031020 05781604
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  221.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  195.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000451                  184.08
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  160.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  150.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000442                  140.96
      ----------------------------------------------------------------------------------------
      10-20       Deposit Adjustment                       00000000655                  135.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  125.00
      ----------------------------------------------------------------------------------------
      10-20       ACH Credit                                                            118.50
                    KONA KEAHOLE STA TELECHECK 031020 05781606
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  102.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                                                     86.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   75.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   74.20
      ----------------------------------------------------------------------------------------
      10-20       Customer Deposit                         00000000444                   70.78
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   68.00
      ----------------------------------------------------------------------------------------
      10-20       Customer Deposit                         00000000444                   56.13
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   55.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000681                   50.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   50.00
      ----------------------------------------------------------------------------------------
      10-20       Customer Deposit                         00000000444                   39.08
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000424                   25.50
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000655                   15.00
      ----------------------------------------------------------------------------------------
      10-20       Deposit Non Teller                       00000000452                   13.35
      ----------------------------------------------------------------------------------------
      10-21       Wire Transfer Credit                                              706,484.27
                    BOH FUNDS TRANSFER 102103 031021000448702
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000335               81,448.76
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                         25,316.90
                    DISCOVER BUS SVC SETTLEMENT 031018 601101601001736
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000336                8,641.95
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000681                6,244.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                5,379.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000422                4,749.17
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000461                3,872.24
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                3,650.32
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000655                3,625.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                3,401.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                3,266.20
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                3,089.02
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                          2,798.19
                    AIRLINES REPORTI PAYABLES 102003 A173
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000441                2,512.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000655                2,401.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                2,373.14




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                       Page 9 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                2,014.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                1,989.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                1,912.46
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                1,661.77
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000422                1,644.42
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                1,614.25
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000441                1,555.44
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                1,436.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                1,367.00
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                          1,331.60
                    HILO PASSENGER 4 TELECHECK 031021 05781604
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000681                1,222.19
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                1,219.08
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000461                1,195.85
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                          1,177.00
                    KAHULUI PAX NO 4 TELECHECK 031021 05771405
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                          1,125.50
                    KAUAI PASSENGER TELECHECK 031021 05764731
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000336                1,050.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                  979.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                  944.50
      ----------------------------------------------------------------------------------------
      10-21       Wire Transfer Credit                                                  924.45
                    B0H FUNDS TRANSFER 102103 031021000029702
                    8104-F-581-2003
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000451                  811.88
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            699.00
                    KAUAI PASSENGER TELECHECK 031021 05764731
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  674.30
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  660.18
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            645.40
                    KAHULUI PAX NO 4 TELECHECK 031021 05771405
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000422                  643.50
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  636.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000461                  631.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  603.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  598.50
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  587.74
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000451                  586.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                  562.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000461                  553.00
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            544.52
                    ALA MOANA TICKET TELECHECK 031021 05712517
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000461                  528.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                  520.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  500.22
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000422                  448.40
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  433.50
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            425.88
                    ALA MOANA TICKET TELECHECK 031021 06712517
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller .                     00000000441                  390.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  371.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 10 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000431                  345.50
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            326.00
                    KAHULUI PAX NO 4 TELECHECK 031021 05771405
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  320.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000432                  309:37
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000336                  275.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  275.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000679                  271.50
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            255.00
                    KONA KEAHOLE STA TELECHECK 031021 05781606
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000462                  213.56
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000462                  182.46
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  162.00
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                  155.00
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            149.00
                    HILO SALES 636 TELECHECK 031021 05781608
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            141.00
                    HILO PASSENGER 4 TELECHECK 031021 05781604
      ----------------------------------------------------------------------------------------
      10-21       Customer Deposit                         00000000445                  127.10
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000332                  125.40
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000432                  111.07
      ----------------------------------------------------------------------------------------
      10-21       Customer Deposit                         00000000445                  102.00
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            100.50
                    JCBI HI BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                            100.00
                    KAUAI PASSENGER TELECHECK 031021 05764731
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                             74.50
                    HILO PASSENGER 4 TELECHECK 031021 05781604
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                   68.90
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000332                   60.44
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000442                   51.14
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                   40.00
      ----------------------------------------------------------------------------------------
      10-21       ACH Credit                                                             25.00
                    KONA KEAHOLE STA TELECHECK 031021 05781606
      ----------------------------------------------------------------------------------------
      10-21       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-22       Wire Transfer Credit                                            1,789,508.35
                    BOH FUNDS TRANSFER 102203 031022000256702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-22       Wire Transfer Credit                                              759,620.80
                    BOH FUNDS TRANSFER 102203 031_022000415702
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000335              722,583.83
      ----------------------------------------------------------------------------------------
      10-22       Wire Transfer Credit                                               55,135.85
                    BOH FUNDS TRANSFER 102203 031022000606702
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                         39,632.31
                    DISCOVER BUS SVC SETTLEMENT 031021 601101601001736
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                         28,637.99
                    DISCOVER BUS SVC SETTLEMENT 031021 601101601001736
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                         26,888.20
                    DISCOVER BUS SVC SETTLEMENT 031021 601101601001736
      ----------------------------------------------------------------------------------------
      10-22.      Deposit Non Teller                       00000000424                4,024.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000681                3,637.04




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 11 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000679                3,116.39
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                2,979.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000441                2,967.67
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                2,320.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000679                1,875.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000422                1,823.82
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                          1,639.00
                    KAHULUI PAX NO 4 TELECHECK 031022 05771405
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                1,605.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000431                1,555.50
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000431                1,491.02
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                1,472.24
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                1,416.18
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000655                1,375.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                1,340.94
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000451                1,309.38
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                  934.76
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                  930.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  894.70
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000442                  740.38
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  622.69
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000681                  618.90
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  618.29
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000681                  465.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000336                  444.78
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  392.50
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000441                  386.50
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  365.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  360.00
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                            354.00
                    JCB1 HI BKCD DEPST 200310 0001484047
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000452                  353.86
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  352.08
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000441                  332.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  327.38
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  308.50
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000422                  264.92
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000451                  248.50
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000679                  236.01
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  189.50
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                            174.00
                    KAUAI PASSENGER TELECHECK 031022 05764731
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000452                  165.42
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  150.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000462                  136.36
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  130.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000432                  123.92
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000336                  110.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000452                   97.67
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000335                   95.75




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 12 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                   64.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000462                   62.41
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000461                   59.08
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                             50.00
                    KONA KEAHOLE STA TELECHECK 031022 05781606
      ----------------------------------------------------------------------------------------
      10-22       ACH Credit                                                             39.08
                    HILO PASSENGER 4 TELECHECK 031022 05781604
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000424                   19.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000679                   10.00
      ----------------------------------------------------------------------------------------
      10-22       Deposit Non Teller                       00000000681                    4.50
      ----------------------------------------------------------------------------------------
      10-23       Automatic Transfer                                                106,044.15
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-23       Wire Transfer Credit                                              861,378.67
                    BOH FUNDS TRANSFER 102303 031023000288702
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000335               65,670.12
      ----------------------------------------------------------------------------------------
      10-23       Wire Transfer Credit                                               57,176.48
                     BOH FUNDS TRANSFER 102303 031023000275702
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                         20,935.46
                    DISCOVER BUS SVC SETTLEMENT 031022 601101601001736
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000335               11,857.05
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                4,462.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                4,342.62
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                4,290.70
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                4,213.34
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000679                3,910.12
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000652                3,811.50
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000441                3,324.44
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                          3,034.98
                    ALA MOANA TICKET TELECHECK 031023 05712517
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000336                1,839.52
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000441                1,584.44
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000431                1,462.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000451                1,363.92
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000461                  921.38
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  829.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  794.86
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000451                  741.77
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000681                  732.36
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000431                  667.50
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000461                  625.24
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000679                  551.10
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  541.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  437.40
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000462                  375.95
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000441                  372.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000335                  323.07
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  305.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 13 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                            304.50
                    HILO PASSENGER 4 TELECHECK 031023 05781604
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  300.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000442                  295.47
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000681                  254.16
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                            236.28
                    KAUAI PASSENGER TELECHECK 031023 05764731
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  209.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000432                  204.15
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  202.50
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  177.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  140.30
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                            125.00
                    KONA KEAHOLE STA TELECHECK 031023 05781606
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      1.0-23      Deposit Non Teller                       00000000424                   61.00
      ----------------------------------------------------------------------------------------
      10-23       ACH Credit                                                             39.08
                    KAHULUI PAX NO 4 TELECHECK 031023 05771405
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                   31.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000655                   26.88
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000336                   25.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000424                   10.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000681                    5.00
      ----------------------------------------------------------------------------------------
      10-23       Deposit Non Teller                       00000000679                    4.00
      ----------------------------------------------------------------------------------------
      10-24       Automatic Transfer                                                 19,344.69
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-24       Wire Transfer Credit                                              879,044.59
                    BOH FUNDS TRANSFER 102403 031024000529702
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000335              211,545.32
      ----------------------------------------------------------------------------------------
      10-24       Wire Transfer Credit                                              158,475.00
                    BOH FUNDS TRANSFER 102403 031024000480702
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                         63,399.92
                    USPS ST. LOUIS CONTRACTS 031024
                    990042880EA0000
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000681               26,600 00
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                         26,428.54
                    DISCOVER BUS SVC SETTLEMENT 031023 601101601001736
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                          7,378.20
                    USPS ST. LOUIS CONTRACTS 031024
                    990042880EA000O
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                6,309.64
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000636                4,145.23
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000636                3,523.98
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000431                3,232.36
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000424                3,197.03
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000441                3,170.68
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000679                2,973.66
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                2,454.54
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                2,418.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                2,228.58




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 14 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                2,025.68
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000431                1,897.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                1,826.26
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000679                1,713.18
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000679                1,686.98
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000444                1,599.00
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                          1,500.29
                    HILO-SALES 636 TELECHECK 031024 05781608
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000681                1,440.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                1,196.89
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000636                1,147.14
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                          1,143.00
                    ALA MOANA TICKET TELECHECK 031024 05712517
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000681                1,120.26
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                          1,095.12
                    KAUAI PASSENGER TELECHECK 031024 05764731
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  974.50
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000335                  899.02
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000441                  851.50
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  844.79
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  785.52
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000636                  759.49
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                            738.50
                    KONA KEAHOLE STA TELECHECK 031024 05781606
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  731.90
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000451                  670.50
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  643.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000335                  577.83
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000681                  559.80
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  546.90
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000422                  539.13
      ----------------------------------------------------------------------------------------
      10-24       Wire Transfer Credit                                                  527.00
                    BON FUNDS TRANSFER 102403 031024000840702
                    2003102401438
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000441                  517.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000422                  506.35
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000336                  450.00
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                            439.00
                    KAHULUI PAX NO 4 TELECHECK 031024 05771405
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                            422.00
                    HILO PASSENGER 4 TELECHECK 031024 05781604
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  378.66
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000442                  340.45
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000636                  292.13
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  287.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000422                  276.29
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000422                  273.85
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  260.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teffer                       00000000432                  227.71
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000451                  208.50
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000452                  191.56




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 15 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-24       ACH Credit                                                            175.00
                    HONOLULU STN PAX TELECHECK 031024 05712512
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000424                  175.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  163.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                  109.88
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000452                   85.07
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000424                   80.00
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teiler                       00000000424                   41.00
      ----------------------------------------------------------------------------------------
      10-24       Customer Deposit                         00000000444                   30.41
      ----------------------------------------------------------------------------------------
      10-24       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-27       Wire Transfer Credit                                            1,896,210.61
                    B0H FUNDS TRANSFER 102703 031027000544702
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                      1,323,014.13
                    AMERICAN EXPRESS SETTLEMENT 031027 7992400143
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000335              327,403.53
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000335               79,719.60
      ----------------------------------------------------------------------------------------
      10-27       Wire Transfer Credit                                               56,689.52
                    BOH FUNDS TRANSFER 102703 031027000447702
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                         37,669.04
                    DISCOVER BUS SVC SETTLEMENT 031024 601101601001736
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000681               17,088.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                8,015.00
      ----------------------------------------------------------------------------------------
      10-27       Wire Transfer Credit                                                6,466.64
                    B0H FUNDS TRANSFER 102703 031027000154702
                    03102700010024
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                5,956.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                5,860.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000681                5,606.27
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                5,388.83
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                5,259.80
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                3,343.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                3,237.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                3,124.26
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                2,761.76
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                2,702.84
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                2,652.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                2,599.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                2,477.52
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000422                2,395.98
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                2,154.66
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                2,108.08
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                2,050.44
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,990.68
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                1,978.83
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                1,966.78
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,901.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                1,698.66
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000461                1,582.88
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                1,556.30
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,320.66
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                1,297.88




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 16 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,226.66
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,161.82
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,161.74
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,133.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                1,065.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                1,041.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000335                1,022.96
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                1,014.80
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  943.80
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                  891.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                  871.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  845.08
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                  844.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                  812.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  766.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                  746.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  732.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  729.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                  645.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                  537.58
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  533.26
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                            528.50
                    KAHULUI PAX NO 4 TELECHECK 031027 05771405
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  500.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000441                  486.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  485.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000679                  480.16
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000431                  479.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  465.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  461.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  418.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000422                  415.21
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                            409.00
                    ALA MOANA TICKET TELECHECK 031027 05712517
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                  396.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  385.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  371.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                  365.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                  347.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000451                  338.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  312.00
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                            308.50
                    KAUAI PASSENGER TELECHECK 031027 05764731
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000442                  278.69
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000452                  274.45
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  271.50
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000681                  261.14
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                            261.00
                    KONA KEAHOLE STA TELECHECK 031027 05781606
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  250.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000452                  249.64




      [LOGO MITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 17 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000442                  208.65
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000462                  202.63
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  200.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                  185.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000681                  127.08
      ----------------------------------------------------------------------------------------
      10-27       Customer Deposit                         00000000445                  121.25
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000432                   84.86
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                   55.00
      ----------------------------------------------------------------------------------------
      10-27       Customer Deposit                         00000000445                   40.80
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                   27.00
      ----------------------------------------------------------------------------------------
      10-27       ACH Credit                                                             25.00
      ----------------------------------------------------------------------------------------
                    HONOLULU STN PAX TELECHECK 031027 05712512
      10-27       Customer Deposit                         00000000445                   25.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-27       Deposit Non Teller                       00000000424                   12.00
      ----------------------------------------------------------------------------------------
      10-28       Automatic transfer                                                 79,855.73
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-28       Wire Transfer Credit                                              668,128.03
                    BOH FUNDS TRANSFER 102803 031028000601702
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000336              216,335.65
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000335               50,110.11
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                         38,761.26
                    DISCOVER BUS SVC SETTLEMENT 031025 601101601001736
      ----------------------------------------------------------------------------------------
      10-28       Wire Transfer Credit                                              30, 000.00
                    BOH FUNDS TRANSFER 102803 031028001112702
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                         28,111.49
                    MCI WORLDCOM EFT PAYMNT
                    2006249618
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000335               24,278.33
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000336                6,587.88
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000681.               5,864.16
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                4,728.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000336                4,514.40
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000422                3,649.80
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000655                3,638.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                2,786.50
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000441                2,445.54
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                2,394.88
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                1,788.20
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                1,764.08
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000431                1,733.50
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                1,704.54
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                1,602.82
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000335                1,364.09
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000679                1,358.93
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                1,303.86
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                1,265.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000451                1,248.18
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000679                1,200.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 18 of 24
      October 31, 2003                                                            0001-042424

      Date        Description                                                       Additions
      ----------------------------------------------------------------------------------------
      10-28       ACM Credit                                                          1,152.87
                    KONA KEAHOLE STA TELECHECK 031028 05781606
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                1,068.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000441                  918.38
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000431                  903.50
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                  895.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  894.52
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  859.08
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000681                  854.40
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  817.14
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                  806.27
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  802.73
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  797.56
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  741.74
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            680.00
                    KAUAI PASSENGER TELECHECK 031028 05764731
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000422                  654.85
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non. Teller                      00000000422                  647.53
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000679                  585.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            572.98
                    ALA MOANA TICKET TELECHECK 031028 05712517
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000681                  557.76
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  500.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            489.36
                    ALA MOANA TICKET TELECHECK 031028 05712517
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000451                  479.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000432                  441.15
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            395.66
                    KAHULUI PAX NO 4 TELECHECK 031028 05771405
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000461                  394.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            376.00
                    KAHULUI PAX NO 4 TELECHECK 031028 05771405
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000422                  367.02
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            300.46
                    KAUAI PASSENGER TELECHECK 031028 05764731
      ----------------------------------------------------------------------------------------
      10-28       Customer Deposit                         00000000444                  273.80
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000442                  266.96
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000441                  266.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  265.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            224.00
                    HILO PASSENGER 4 TELECHECK 031028 05781604
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Tefler                       00000000424                  218.50
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            211.00
                    HILO PASSENGER 4 TELECHECK 031028 05781604
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  210.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            188.00
                    KAHULUI PAX NO 4 TELECHECK 031028 05771405
      ----------------------------------------------------------------------------------------
      10-28       Customer Deposit                         00000000444                  123.58
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000452                  119.02
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000462                  106.80




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 19 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                            100.00
                    KONA KEAHOLE STA TELECHECK 031028 05781606
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                             80.00
                    JCB1 H1 BKCD DEPST 200310 0001290857
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                   80.00
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                   78.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                             74.50
                    KONA KEAHOLE STA TELECHECK 031028 05781606
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                   59.88
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                             39.08
                    KAUAI PASSENGER TELECHECK 031028 05764731
      ----------------------------------------------------------------------------------------
       10-28       Customer Deposit                         00000000444                  39.08
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                             38.26
                    LANAI STATION 44 TELECHECK 031028 05771409
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000462                   29.84
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                   25.53
      ----------------------------------------------------------------------------------------
      10-28       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-28       ACH Credit                                                              2.86
                    JCB1 HI BKCD M DSC 200310 0001290766
      ----------------------------------------------------------------------------------------
      10-29       Wire Transfer Credit                                            1,849,948.36
                    BOH FUNDS TRANSFER 102903 031029000699702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-29       Wire Transfer Credit                                            1,267,080.19
                    BOH FUNDS TRANSFER 102903 031029007548702
                    MAIL OF 03/10/29
      ----------------------------------------------------------------------------------------
      10-29       Wire Transfer Credit                                              729,373.55
                    BOH FUNDS TRANSFER 102903 031029000585702
      ----------------------------------------------------------------------------------------
      10-29       Wire Transfer Credit                                              299,985.00
                    BOH FUNDS TRANSFER 102903 031029000058702
                    245TTJ-20162931
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000335               42,642.90
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                         39,878.19
                    DISCOVER BUS SVC SETTLEMENT 031028 601101601001736
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000334               34,000.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000335               27,593.81
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                         27,373.40
                    DISCOVER BUS SVC SETTLEMENT 031028 601101601001736
      ----------------------------------------------------------------------------------------
      10-29       ACM Credit                                                         14,563.09
                    DISCOVER BUS SVC SETTLEMENT 031028 601101601001736
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                7,083.04
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                4,845.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000431                3,977.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000655                3,875.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000441                2,657.08
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                2,493.90
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000431                2,286.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                1,798.07
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                1,659.46
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000441                1,255.91




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 20 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                          1,205.80
                    ALA MOANA TICKET TELECHECK 031029 05712517
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000679                  996.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000679                  956.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  916.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000422                  783.22
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000336                  780.96
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000461                  762.88
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000461                  695.50
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  694.74
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  638.50
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  619.52
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000442                  591.52
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000452                  583.40
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  579.50
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000441                  569.76
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                            554.95
                    HILO PASSENGER 4 TELECHECK 031029 05781604
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000461                  487.82
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000679                  450.66
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000422                  391.14
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                            351.08
                    KAUAI PASSENGER TELECHECK 031029 05764731
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                            350.00
                    KONA KEAHOLE STA TELECHECK 031029 05781606
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000432                  349.16
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  340.20
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  340.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000451                  333.30
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000335                  301.92
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000679                  299.17
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  298.51
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000462                  294.42
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000451                  285.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000462                  238.69
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                            207.44
                    KAHULUI PAX NO 4 TELECHECK 031029 05771405
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  200.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  150.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  150.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000431                  150.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                  125.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000681                  122.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000461                  105.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Adjustment                       00000000424                  100.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                   78.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                   56.00
      ----------------------------------------------------------------------------------------
      10-29       Customer Deposit                         00000000444                   40.80
      ----------------------------------------------------------------------------------------
      10-29       ACH Credit                                                             31.50
                    HONOLULU STN PAX TELECHECK 031029 05712512
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                   25.50




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 21 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000424                   15.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-29       Deposit Non Teller                       00000000335                    6.11
      ----------------------------------------------------------------------------------------
      10-30       Automatic Transfer                                                 93,360.53
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-30       Wire Transfer Credit                                              847,149.69
                    BOH FUNDS TRANSFER 103003 031030000733702
      ----------------------------------------------------------------------------------------
      10-30       Wire Transfer Credit                                              670,000.00
                    BOH FUNDS TRANSFER 103003 031030000681702
      ----------------------------------------------------------------------------------------
      10-30       Credit Memo                                                       159,825.00
      ----------------------------------------------------------------------------------------
      10-30       Wire Transfer Credit                                              143,000.00
                    BCH FUNDS TRANSFER 103003 031030001577702
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335              109,372.48
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335               67,719.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335               41,109.61
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                         13,338.72
                    DISCOVER BUS SVC SETTLEMENT 031029 601101601001736
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000681               13,137.78
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                5,149.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000681                3,065.24
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000652                2,819.98
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000441                2,464.98
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000441                2,428.90
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                2,293.38
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                2,242.70
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                2,198.06
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000681                1,872.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teiler                       00000000451                1,857.34
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000679                1,714.80
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000679                1,614.50
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                1,229.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                1,159.20
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000461                  954.76
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000462                  768.41
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  690.47
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335                  652.28
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                            646.50
                    HILO PASSENGER 4 TELECHECK 031030 05781604
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000652                  605.25
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000451                  602.50
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  579.20
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000336                  569.94
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000442                  538.41
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  488.16
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000461                  450.26
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000431                  360.50
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                            309.00
                    ALA MOANA TICKET TELECHECK 031030 05712517
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  293.26
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  290.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 22 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000431                  278.38
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  250.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  245.58
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000679                  202.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000452                  182.22
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000432                  165.03
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000441                  160.00
      ----------------------------------------------------------------------------------------
      10-30       ACM Credit                                                            149.00
                    HILO SALES 636 TELECHECK 031030 05781608
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000681                  144.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000336                  132.04
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000681                  127.08
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  108.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                  106.09
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335                  100.00
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                             75.00
                    KONA KEAHOLE STA TELECHECK 031030 05781606
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                             74:50
                    KAUAI PASSENGER TELECHECK 031030 05764731
      ----------------------------------------------------------------------------------------
      10-30       ACH Credit                                                             74.50
                    KAHULUI PAX NO 4 TELECHECK 031030 05771405
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                   58.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                                                     44.63
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000335                   24.76
      ----------------------------------------------------------------------------------------
      10-30       Customer Deposit                         00000000444                   20.40
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                   20.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                   19.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000336                   15.00
      ----------------------------------------------------------------------------------------
      10-30       Deposit Non Teller                       00000000424                    5.00
      ----------------------------------------------------------------------------------------
      10-30       Customer Deposit                         00000000445                    2.50
      ----------------------------------------------------------------------------------------
      10-31       Automatic Transfer                                                 63,276.84
                    TRANSFER FROM CONCENTRATION ACCOUNT
                    0034036160
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                            5,000,000.00
                    BOH FUNDS TRANSFER 103103 031031001093702
                    MAESTRO
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                              894,703.07
                    BOH FUNDS TRANSFER 103103 031031000060702
                    000001894
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                              757,301.98
                    BOH FUNDS TRANSFER 103103 031031000764702
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000335              249,828.33
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000335              226,000.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000335              182,754.98
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                               62,365.91
                    BOH FUNDS TRANSFER 103103 031030002122702
                    IP1I289040201314
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                         43,697.92
                    USPS ST. LOUIS CONTRACTS 031031
                    990042880EA0000




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 23 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                         31,069.48
                    DISCOVER BUS SVC SETTLEMENT 031030 601101601001736
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000336               30,000.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000336               24,876.82
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                                7,588.68
                    BOH FUNDS TRANSFER 103103 031029002145702
                    0104/000676059
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                          6,887.10
                    USPS ST. LOUIS CONTRACTS 031031
                    990042880EA000O
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                5,509.00
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000636                5,156.44
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000336                4,878.09
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                4,367.27
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000679                3,860.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000681                3,523.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000681                3,147.08
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000636                2,784.54
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                2,138.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000679                1,885.78
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000431                1,840.50
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000335                1,738.26
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000335                1,710.28
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000441                1,603.50
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                1,261.60
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000681                1,175.18
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000422                1,158.37
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000335                1,153.18
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000636                1,119.60
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                                                  1,095.50
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000679                1,071.90
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            943.67
                    ALA MOANA TICKET TELECHECK 031031 05712517
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000422                  872.18
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000461                  854.00
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000636                  835.19
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000422                  799.30
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            775.00
                    AIRLINES REPORTI PAYABLES 103103 A173
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  728.56
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  696.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  693.60
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  608.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000422                  598.54
      ----------------------------------------------------------------------------------------
      10-31       Wire Transfer Credit                                                  567.00
                    BOH FUNDS TRANSFER 103103 031031000421702
                    ARC 173
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            554.45
                    HILO SALES 636 TELECHECK 031031 05781608
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000336                  523.61
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000451                  512.00




      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                                      Page 24 of 24
      October 31, 2003                                                             0001-042424

      Date        Description                                                        Additions
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000441                  485.00
      ----------------------------------------------------------------------------------------
      10-31       Customer Deposit                         00000000636                  470.06
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  410.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  395.00
      ----------------------------------------------------------------------------------------
      10-31.      Deposit Non Teller                       00000000442                  333.50
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  313.50
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000451                  289.90
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            286.00
                    KAHULUI PAX NO 4 TELECHECK 031031 05771405
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  284.00
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            279.00
                    KAUAI PASSENGER TELECHECK 031031 05764731
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            266.50
                    KONA KEAHOLE STA TELECHECK 031031 05781606
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000441                  237.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000679                  211.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000452                  199.99
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000462                  195.68
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                            153.00
                    EQUIVA PAYMENTS 031031 02232000142033
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000332                  150.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000432                  121.03
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                  117.24
      ----------------------------------------------------------------------------------------
      10-31       ACH Credit                                                             70.00
                    HILO PASSENGER 4 TELECHECK 031031 05781604
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   60.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   41.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   32.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   25.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   14.00
      ----------------------------------------------------------------------------------------
      10-31       Deposit Non Teller                       00000000424                   12.75




       DAILY BALANCES

       Date          Amount       Date        Amount      Date        Amount
       ---------------------      ------------------      -------------------
       10-15           0.00       10-22         0.00      10-29         0.00
       ---------------------      ------------------      -------------------
       10-16           0.00       10-23         0.00      10-30         0.00
       ---------------------      ------------------      -------------------
       10-17           0.00       10-24         0.00      10-31         0.00
       ---------------------      ------------------      -------------------
       10-20           0.00       10-27         0.00
       ---------------------      ------------------      -------------------
       10-21           0.00       10-28         0.00
       ---------------------      ------------------